THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS  December 31, 2010

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6

PORTFOLIO MANAGEMENT	7

Investment Adviser	7

Disclosure of Portfolio Holdings	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing Shares	9

Market Timing	9

Purchase of Shares	10

Redemption of Shares	12

Dividends and Distributions	14

Taxes	14

DISTRIBUTION ARRANGEMENTS	16

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	Back Cover

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SUMMARY SECTION

Investment Objective

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.45%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.19%
Fee Waivers and Expense Reimbursements	0.28%
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Reimbursements	0.91%

1.  Management fees include investment advisory and administration fees. The Adviser has voluntarily agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Service (12b-1) Fees) do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$93	$350	$627	$1,418

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality

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corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

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•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)

Worst Quarter:	0.00%	(quarter ended December 31, 2009)

Year-to-date total return for the nine months ended September 30, 2010:  0.03%

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Average Annual Total Returns for the Years Ended December 31, 2009

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.19%	2.73%	2.46%

Current Yield: The seven-day yield for the period ended December 31, 2009 for the Portfolio was 0.01%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Institutional Management Corporation

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange is open and through the means described below.

Regular Mail:	Overnight Mail:

The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A.
Philadelphia, PA
ABA-0310-0005-3
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800) 888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

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Taxes

The Company intends to make distributions that may be taxed as ordinary income or capital gains. The Company contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States. BIMC and its affiliates had approximately $3.446 trillion in assets under management as of September 30, 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2010. The Adviser has agreed to waive a portion of these fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Servicing (12b-1) Fees) do not exceed 0.25% through December 31, 2011. For the fiscal year ended August 31, 2010, after waivers, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2010.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the Statement of Additional Information ("SAI").

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Other Service Providers

The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

Shareholders
Distribution and Shareholder Services
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Facilitates the distribution of shares and provides administrative services to beneficial shareholders of the Portfolio.
Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway*
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.
*Do not use this address for purchase and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.
Asset Management
Investment Adviser
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809
Manages the Portfolio’s investment activities.
Custodian
PFPC Trust Company*
301 Bellevue Parkway
Wilmington, DE 19809
Holds the Portfolio’s assets, settles all portfolio trades and collects income and maturity proceeds.
*PFPC Trust Company will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011.
Portfolio Operations
Administrator and Portfolio Accounting Agent
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio’s net asset value, dividends and distributions.
Board of Directors
Supervises the Portfolio’s activities.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. In 2011, the SIFMA recommends a 2:00 p.m. close on April 21, May 27, November 25, December 23 and December 30.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days. (iii) revoke a shareholder's privilege to purchase Portfolio shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will

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apply the criteria in a manner that, in the Adviser's judgment, will be uniform. There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase

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orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to BNY Mellon's account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA
ABA-0310-0005-3.
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

C.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The

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Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Company's transfer agent, BNY Mellon. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon

12

nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right

13

of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record

14

on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2012, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

15

DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield of at least 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

16

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP ("Deloitte & Touche"), the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with Deloitte & Touche's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0074	0.0307	0.0447	0.0388
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0074	0.0307	0.0447	0.0388
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0074)	(0.0307)	(0.0447)	(0.0388)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.74%	3.12%	4.56%	3.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$593,570	$545,194	$319,387	$218,914	$150,657
Ratios of expenses to average net assets (a)	0.31%	0.69%	0.90%	0.90%	0.85%
Ratios of net investment income to average net assets	0.02%	0.65%	2.94%	4.47%	3.81%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.18%, 1.24%, 1.23%, 1.29% and 1.34% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(b)  Amount is less than $0.00005 per share.

17

THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

SANSOM STREET SHARES OF THE
Money Market Portfolio

of

The RBB Fund, Inc.

Ticker: SANXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS  December 31, 2010

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

SUMMARY SECTION	1

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6

PORTFOLIO MANAGEMENT	7

Investment Adviser	7

Disclosure of Portfolio Holdings	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing Shares	9

Market Timing	9

Purchase of Shares	10

Redemption of Shares	11

Dividends and Distributions	14

Taxes	14

FINANCIAL HIGHLIGHTS	16

FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Goal

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.55%
Fee Waivers and Expense Reimbursements	0.30%
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Reimbursements	0.25%

1.  Management fees include investment advisory and administration fees. The Adviser has agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sansom Street	$26	$146	$277	$660

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

1

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that

2

this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  The Portfolio may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 1.59% (quarter ended September 30, 2000)

Worst Quarter: 0.03% (quarter ended December 31, 2009)

Year-to-date total return for the nine months ended September 30, 2010: 0.06%

3

Average Annual Total Returns for the Years Ended December 31, 2009

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.49%	3.26%	3.03%

Current Yield: The seven-day yield for the period ended December 31, 2009 for the Portfolio was 0.06%. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Institutional Management Corporation

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,500

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange ("NYSE") is open and through the means described below:

Regular Mail:	Overnight Mail:

The RBB Fund – Money Market Portfolio (Sansom Street Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Sansom Street Class) c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800) 888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and forward them to BNY Mellon.

Taxes

The Company intends to make distributions that may be taxed as ordinary income or capital gains. The Company contemplates declaring as dividends each year all or substantially all of its taxable income.

4

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States. BIMC and its affiliates had approximately $3.446 trillion in assets under management as of September 30, 2010. Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2010. The Adviser has agreed to waive a portion of these fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses do not exceed 0.25% through December 31, 2011. For the fiscal year ended August 31, 2010, after waivers, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2010.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the Portfolio's Statement of Additional Information ("SAI").

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Other Service Providers

The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

Shareholders
Distribution and Shareholder Services
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Facilitates the distribution of shares and provides administrative services to beneficial shareholders of the Portfolio.
Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
(formerly PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway*
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.
*Do not use this address for purchase and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.
Asset Management
Investment Adviser
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809
Manages the Portfolio’s investment activities
Custodian
PFPC Trust Company*,
301 Bellevue Parkway
Wilmington, DE 19809
Holds the Portfolio’s assets, settles all portfolio trades and collects income and maturity proceeds.
*PFPC Trust Company will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011
Portfolio Operations
Administrator and Portfolio Accounting Agent
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio’s net asset value, dividends and distributions.
Board of Directors
Supervises the Portfolio’s activities.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. In 2011, the SIFMA recommends a 2:00 p.m. close on April 21, May 27, November 25, December 23 and December 30.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days. (iii) revoke a shareholder's privilege to purchase Portfolio shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time

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without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Shares

General. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC Bank") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC Bank and who have authorized PNC Bank to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account with BNY Mellon or a Dealer. Sansom Street Shares may be purchased through your accounts at PNC Bank or a Dealer through procedures and requirements established by PNC Bank or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC Bank or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC Bank or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC Bank or a Dealer.

PNC Bank may also impose minimum customer account requirements. Although PNC Bank does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC Bank may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC Bank before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC Bank.

Direct Purchases through a Dealer. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. An Application will be returned

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unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Sansom Street Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Company's transfer agent, BNY Mellon. The Portfolio generally calculates its NAV once daily at 4:00 p.m Eastern time on each day on which both the NYSE and the FRB are open. It is the responsibility of BNY Mellon and Dealers to transmit promptly to BNY Mellon your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account at PNC Bank. If you beneficially own Shares through an account at PNC Bank, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC Bank, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC Bank may charge your account for redemption services.

Redemption of Shares in an Account for non-PNC Bank customers. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the

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account by contacting the Dealer. If such notice is received by BNY Mellon from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

Each Dealer reserves the right to waive or modify criteria for participation in an account or to terminate participation in an account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, BNY Mellon nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

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Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and forward them to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and if during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the

13

1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company

14

such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2012, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain United States tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is contained in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Sansom Street Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP ("Deloitte & Touche"), the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with Deloitte & Touche's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights

(For a Sansom Street Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0010	0.0121	0.0365	0.0502	0.0434
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0010	0.0121	0.0365	0.0502	0.0434
Less dividends and distributions:
Dividends (from net investment income)	(0.0010)	(0.0121)	(0.0365)	(0.0502)	(0.0434)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.10%	1.21%	3.71%	5.14%	4.42%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$37,708	$32,496	$28,749	$15,352	$15,525
Ratios of expenses to average net assets (a)	0.24%	0.25%	0.31%	0.35%	0.26%
Ratios of net investment income to average net assets	0.09%	0.93%	3.64%	5.02%	4.25%

(a)  Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.54%, 0.60%, 0.60%, 0.69% and 0.67% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(b)  Amount is less than $0.00005 per share.

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THE SANSOM STREET SHARES OF THE
Money Market Portfolio

1-800-430-9618

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

Written Correspondence

Sansom Street Money Market Portfolio
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

BOGLE
INVESTMENT
MANAGEMENT

SMALL CAP GROWTH FUND
OF THE RBB FUND, INC.

INSTITUTIONAL CLASS: BOGIX
INVESTOR CLASS: BOGLX

PROSPECTUS

December 31, 2010

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTION

Investment Objective	1

Expenses and Fees	1

Principal Investment Strategies	2

Principal Risks	2

Risk/Return Information	3

Management of the Fund	4

Purchase and Sale of Fund Shares	4

Tax Information	5

Payments to Broker-Dealers and Other Financial Intermediaries	5

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS

Additional Information on the Fund's Investment Objective and Principal Strategies	6

Additional Information on Risks of Investing in the Fund	7

Disclosure of Portfolio Holdings	7

DETAILS ON THE MANAGEMENT AND OPERATIONS OF THE FUND

MANAGEMENT OF THE FUND

Investment Adviser	8

Other Service Providers	9

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE FUND

SHAREHOLDER INFORMATION

Pricing of Fund Shares	10

Market Timing	10

Purchase of Fund Shares	11

Redemption of Fund Shares	15

Dividends and Distributions	18

Taxes	18

Considerations for Taxable Investors	20

Financial Highlights	22

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Bogle Investment Management Small Cap Growth Fund (the "Fund") is to provide long-term capital appreciation.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	INSTITUTIONAL CLASS	INVESTOR CLASS
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.51%	0.61%
Shareholder Servicing Fee	0.00%	0.10%
Total Annual Fund Operating Expenses	1.51%	1.61%
Fee Waivers and Expense Reimbursements(1)	0.26%	0.26%
Net Expenses	1.25%	1.35%

(1)  Bogle Investment Management, L.P. (the "Adviser") has contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to the extent that Total Annual Fund Operating Expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

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investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$127	$452	$799	$1,779
Investor Class	$137	$483	$852	$1,889

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 196.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion ("Small Cap Stocks") that the Adviser believes are likely to appreciate more than the Russell 2000® Index as defined below. Shareholders will be notified by the Fund sixty days in advance of any change in this policy. The Fund will primarily invest in securities principally traded in the U.S. markets. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000® Index. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects.

PRINCIPAL RISKS

•  Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•  The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with a market value greater than $2.0 billion. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with market values greater than $2.0 billion and are more susceptible to changes in the business cycle.

•  The net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

•  Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

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RISK/RETURN INFORMATION

The chart below illustrates the long-term performance of the Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information may be obtained at www.boglefunds.com or 1-877-264-5346.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Investor Class

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  33.33% (quarter ended June 30, 2009)

Worst Quarter:  (28.63)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 10.31%

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AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009

	1 Year	5 Years	10 Years
Investor Class Before Taxes	45.74%	(0.74)%	6.41%
Investor Class After Taxes on Distributions(1)	45.74%	(2.58)%	5.11%
Investor Class After Taxes on Distributions and Sale of Fund Shares	29.73%	(0.74)%	5.45%
Institutional Class Before Taxes	45.88%	(0.64)%	6.49%
Russell 2000® Index(2)	27.17%	0.51%	3.51%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). After-tax returns are shown for only the Investor Class and may vary for the Institutional Class.

(2)  The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. As of November 30, 2010 the minimum market capitalization of the Russell 2000® Index is $14 million and the largest stock is $4.3 billion. Please note that this range is as of a particular point in time and is subject to change.

MANAGEMENT OF THE FUND

Investment Adviser
Bogle Investment Management, L.P.

Portfolio Manager
John C. Bogle, Jr., President, since inception

PURCHASE AND SALE OF FUND SHARES

Class	Minimum Initial Investment
Institutional shares	$1,000,000
Investor shares	$10,000 ($2,000 minimum for IRA accounts)

Institutional and Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the

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Institutional and Investor Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional or Investor Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "NYSE") is open and through the means described below.

Purchase and Redemption by Mail:

Regular Mail: Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9809 Providence, RI 02940	Overnight Delivery: Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1282-3004
F/B/O Bogle Investment Management Small Cap Growth Fund
Ref. (Account Number)
Shareholder or Account Name

Redemption by Telephone:

Call the Transfer Agent at 1-877-264-5346

TAX INFORMATION

The Fund's distributions may be taxable as ordinary income or capital gains or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000® Index. The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations.

The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund will primarily invest in securities principally traded in the U.S. markets. The Fund may also invest in futures contracts and options on futures contracts as an alternative to purchasing a specified type of security.

The Adviser will determine the size of each position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Company's Board of Directors can change the investment objective of the Fund. However, shareholders will be given notice before any change is made.

The Fund's long positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Fund will not invest directly in equity securities that are principally traded outside of the United States.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in certain instruments related to the Standard & Poor's 500® Composite Stock Price Index (the "S&P 500® Index") and the Russell 2000® Index (described above). The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the NYSE. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund may invest in S&P 500® Index futures, options on S&P 500® Index futures, Russell 2000® Index futures and equity swap contracts.

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves a variety of risks, not limited to the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

The Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of U.S. and foreign issuers. Such investments may include, but are not

6

limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money-market deposit accounts. To the extent the Fund employs a temporary investment strategy, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON RISKS OF INVESTING IN THE FUND

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of the fixed income securities held by the Fund, and thus the NAV of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and risky than some other forms of investment.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for you if you are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

7

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser's principal address is 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462. The Adviser manages the Fund's investment activities, subject to the authority of the Company's Board of Directors. The Adviser has provided investment management and investment advisory services to the Fund and other institutional accounts since 1999. The Adviser also serves as a shareholder servicing agent to the Investor Class of the Fund pursuant to a Shareholder Servicing Agreement between the Company and the Adviser.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to the extent that Total Annual Fund Operating Expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. For the fiscal year ended August 31, 2010, after waivers, the Adviser received 0.75% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2010.

PORTFOLIO MANAGER

John C. Bogle, Jr. serves as portfolio manager of the Fund. Mr. Bogle founded the Adviser in 1999 and currently serves as its President. From 1990 to 1999, Mr. Bogle was a Managing Director of Numeric Investors LLC® (formerly Numeric Investors L.P.), a quantitative investment management firm.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

8

Other Service Providers

The following chart shows the Fund's service providers and includes their addresses and principal activities.

9

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

MARKET TIMING

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and

10

result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

PURCHASE OF FUND SHARES

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this Prospectus in light of the terms

11

governing accounts with their Institutional Organization. The Fund does not pay compensation to or receive compensation from Institutional Organizations for the sale of Institutional shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, BNY Mellon in its capacity as transfer agent (the "Transfer Agent") will contact the Institutional Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Institutional Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that an Institutional Organization properly submitted to it all purchase and redemption orders received from the Institutional Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

PURCHASE OF INVESTOR SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Purchase orders for Investor shares may be placed through a financial intermediary ("Shareholder Servicing Agent"). Investor shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Investor shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent or the Fund's Distributor.

Certain Shareholder Servicing Agents may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Shareholder Servicing Agent or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when the Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Shareholder Servicing Agent to determine the status of the purchase order.

The Fund relies upon the integrity of the Shareholder Servicing Agent to ensure that orders are timely and properly submitted. The Fund cannot assure you that a Shareholder Servicing Agent properly submitted to it all purchase and redemption orders received from the Shareholder Servicing Agent's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

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SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan that allows Investor shares of the Fund to pay service fees to Shareholder Servicing Agents, including the Adviser. Under the Shareholder Servicing Plan, if a Shareholder Servicing Agent provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Shareholder Servicing Agent at an annual rate not to exceed 0.25% of the average daily net asset value of the Investor shares beneficially owned by the Shareholder Servicing Agent's clients.

PURCHASE OF INSTITUTIONAL AND INVESTOR SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional and Investor shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) payable to Bogle Investment Management Small Cap Growth Fund:

Bogle Investment Management Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9809
Providence, RI 02940

or overnight to:
Bogle Investment Management Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) to PNC Bank, N.A. (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment By Mail" in advance of the wire. Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m.,

13

Eastern time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1282-3004
F/B/O Bogle Investment Management Small Cap Growth Fund
Ref. (Account Number)
Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the Fund and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time ($5,000 minimum for Institutional shares and $250 minimum for Investor shares ($100 minimum for IRA accounts accepted for Investor shares)) by purchasing shares at the NAV per share of the Fund by mailing a check to the Fund at the address noted under "Initial Investment By Mail" (payable to Bogle Investment Management Small Cap Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment By Wire." Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $10,000 for Investor shares and $1,000,000 for Institutional shares. Minimum monthly payments are $100 for Investor shares and $1,000 for Institutional shares, and minimum quarterly payments are $300 and $3,000 respectively.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per Investor Class IRA account per year. The Adviser may reimburse a portion of this fee, thereby reducing the charge to the retirement investor. For further information as to applications and annual fees, contact the Transfer Agent at 1-877-264-5346. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax adviser.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of Institutional and Investor shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new

14

investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  existing and future clients of the Adviser and of Financial Advisers and Planners whose clients already hold shares of the Fund,

c.  employees of the Adviser and their families, and

d.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

You may redeem Institutional and Investor shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of

15

regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Institutional and Investor shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Bogle Investment Management Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9809, Providence, RI 02940, or for overnight delivery to Bogle Investment Management Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

•  the share certificates, if issued;

•  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

•  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $50,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker-dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized signature guarantee Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

•  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the Telephone Redemption Option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Fund at 1-877-264-5346 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

16

Involuntary Redemption. The Fund reserves the right to redeem a shareholder's account in the Fund (other than those in an IRA account) at any time the value of the account falls below $500. Shareholders will be notified in writing that the value of their account is below $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

INVESTOR CLASS

If you purchased Investor shares through a Shareholder Servicing Agent, you must place all redemption orders for Investor shares through that Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Investor shares are effected at the NAV next determined after the order is received by the Fund's Transfer Agent. While no redemption fee is imposed by the Fund, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Fund's Transfer Agent for further information regarding redemption of Investor shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

17

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class may differ.

TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a

18

result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of the Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Fund beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or to short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United

19

States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares of the Fund.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income or gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Future Tax Treatment. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the Fund's SAI.

CONSIDERATIONS FOR TAXABLE INVESTORS

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently — only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher portfolio turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, fund short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed to shareholders as ordinary income. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

20

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as IRAs and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

21

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2010		For the Year Ended August 31, 2009		For the Year Ended August 31, 2008		For the Year Ended August 31, 2007		For the Year Ended August 31, 2006
	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
Per Share Operating Performance
Net asset value, beginning of year	$14.03	$13.86	$17.35	$17.14	$24.61	$24.38	$27.74	$27.56	$28.78	$28.65
Net investment loss*	(0.07)	(0.09)	(0.05)	(0.06)	(0.13)	(0.14)	(0.08)	(0.10)	(0.16)	(0.18)
Net realized and unrealized gain/(loss) on investments	0.85	0.84	(3.27)	(3.22)	(3.99)	(3.96)	2.74	2.71	3.08	3.05
Net increase/(decrease) in net assets resulting from operations	0.78	0.75	(3.32)	(3.28)	(4.12)	(4.10)	2.66	2.61	2.92	2.87
Distributions to shareholders from:
Net realized capital gains	—	—	—	—	(3.14)	(3.14)	(5.79)	(5.79)	(3.96)	(3.96)
Net asset value, end of year	$14.81	$14.61	$14.03	$13.86	$17.35	$17.14	$24.61	$24.38	$27.74	$27.56
Total investment return(1)	5.56%	5.41%	(19.08)%	(19.14)%	(19.33)%	(19.45)%	10.29%	10.15%	12.46%	12.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,714	$48,446	$35,571	$53,379	$84,546	$82,477	$197,415	$135,752	$189,920	$147,471
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.51%	1.62%	1.57%	1.67%	1.44%	1.54%	1.43%	1.53%	1.43%	1.53%
Ratio of net investment loss to average net assets	(0.48)%	(0.58)%	(0.44)%	(0.56)%	(0.64)%	(0.74)%	(0.30)%	(0.40)%	(0.55)%	(0.65)%
Portfolio turnover rate	196.03%	196.03%	159.14%	159.14%	162.10%	162.10%	142.45%	142.45%	126.64%	126.64%

*  Calculated based on average shares outstanding for the year.

(1)  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

22

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

P.O. Box 9809
PROVIDENCE, RI 02940
1-877-264-5346

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports to shareholders may be obtained free of charge by calling 1-877-264-5346 and are available on the Adviser's website at www.boglefunds.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling 1-877-264-5346. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus. The SAI is available on the Adviser's website at www.boglefunds.com.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-877- 264-5346.

PURCHASES AND REDEMPTIONS

Call your registered representative or 1-877-264-5346.

WRITTEN CORRESPONDENCE

Post Office Address:	Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc., PO Box 9809, Providence, RI 02940

Street Address:	Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

TICKER: SENBX

PROSPECTUS
DECEMBER 31, 2010

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE"SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHER WISE IS COMMITTING A CRIMINAL OFFENSE.

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Senbanc Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund's performance during its last fiscal year. The annual and semi-annual reports of the Fund are available on the Adviser's website at www.hilliard.com.

Statement of Additional Information (SAI).

An SAI dated December 31, 2010 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 444-1854. The Fund's most recent SAI is available on the Fund's website at www.hilliard.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:00 p.m. (Eastern time) Monday-Friday. Call: (800) 444-1854.

Purchases and Redemptions

Call (800) 444-1854.

Written Correspondence

Senbanc Fund
500 West Jefferson Street
Louisville, Kentucky 40202

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

Investment Company Act File No.: 811-05518

SENBANC FUND

Table of Contents SUMMARY SECTION	1

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	7

Investment Objective and Principal Types of Investments	7

Investment Philosophy	7

Additional Information on Investment Risks	9

Other Types of Investments and Considerations	10

Disclosure of Portfolio Holdings	11

MANAGEMENT OF THE FUND	12

Adviser	12

Portfolio Manager	12

Other Service Providers	13

SHAREHOLDER INFORMATION	14

Pricing of Fund Shares	14

Sales Charges	15

Market Timing	18

Purchase of Fund Shares	19

Redemption of Fund Shares	22

Dividends and Distributions	24

Taxes	24

FINANCIAL HIGHLIGHTS	28

FOR MORE INFORMATION	Back Cover

i

SENBANC FUND

SUMMARY SECTION  Investment Objective

The Senbanc Fund (the "Fund") seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $500,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of the Prospectus entitled "Shareholder Information- Sales Charges" and in the section of the Fund's Statement of Additional Information ("SAI") entitled "Purchase and Redemption Information- Reducing or Eliminating the Front-End Sales Charge."

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that are paid out of the Fund's assets)
Management Fees	0.60%
Distribution (12b-1) Fees	0.60%
Other Expenses	1.30%
Total Annual Fund Operating Expenses	2.50%

1

SENBANC FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same.

Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$472	$986	$1,526	$2,997

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.80% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small). The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer.

Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, LLC ("Hilliard Lyons"), uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks by using an

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investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

Principal Risks

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

Market Risk:  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

Industry Concentration Risk:  Because the Fund concentrates in a single industry (banking), its performance is largely dependent on that specific industry's performance, which may differ in direction and degree from that of the overall stock market. Volatile interest rates or deteriorating economic conditions can adversely affect the banking industry and, therefore, the performance of the equity securities of Banks.

Portfolio Management Risk:  The skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective.

Smaller and Medium-Sized Company Risk:  Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. The equity securities of smaller and medium-sized companies often fluctuate in price to a greater degree than equity securities of larger, more

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mature companies. In addition, such companies may have more limited financial resources and less liquid trading markets for their securities.

Nondiversification Risk:  This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds.

Performance Information

The Fund began operations on July 8, 1999 as a series (the "Predecessor Fund") of Hilliard Lyons Research Trust (the "Trust"). After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the "Company"). The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund.

The performance information shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance for each full calendar year since the Fund commenced operations. This information also shows how the average annual returns for the Fund compare with those of a relevant, broad-based benchmark, the S&P 500® Index, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested. Performance reflects fee waivers in effect from July 8, 1999 through February 28, 2003. If fee waivers were not in place, the Fund's performance would be reduced. The Fund's past performance is not indicative of future results.

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Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:  15.38% (quarter ended June 30, 2009)

Worst Quarter:  (28.70)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2010: (3.43)%

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/09(1)	1 Year	5 Year	10 Year
Before Taxes	(0.41)%	(16.35)%	0.23%
After Taxes on Distributions	(0.64)%	(17.37)%	(1.06)%
After Taxes on Distributions and Sale of Fund Shares	(0.27)%	(13.09)%	0.15%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	(0.95)%
Nasdaq Bank Index (reflects no deduction for fees, expenses or taxes)	(16.72)%	(10.09)%	2.33%

(1)  Prior to September 1, 2005, the average annual total returns are based on the historical performance of the Predecessor Fund. The returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

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SENBANC FUND

Management of the Fund

Investment Adviser
Hilliard Lyons Research Advisors

Portfolio Manager
Alan F. Morel: Senior Vice President and Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment: $250
Minimum Additional Investment: $100

Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange is open. You may submit redemption requests to your Service Organization in person or by telephone, mail or wire.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective and Principal Types of Investments

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Investment Philosophy" and "Cash Management and Temporary Defensive Investments." Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

The Board will provide shareholders of the Fund with at least 60 days' prior notice of any change in the Fund's 80% investment policy.

Investment Philosophy

The Adviser uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Adviser to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which have twenty-four consecutive

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quarters of current and predecessor operating history, and at least $500 million in assets. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

The Adviser intends to build the Fund's portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. If the cash amount is less than $1,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund rounded up to the nearest one million dollars at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund, and seeks to avoid the weighting of investment in one particular month solely because of an increase or decrease in the flow of new money into the Fund. The Adviser generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, the Fund may, from time to time, hold less than 80% of its net assets in securities of Banks.

Generally, securities in the Fund's portfolio will be sold when they are adequately valued (as determined by the investment model) and when the initial purchase of a Bank's securities has been held for a minimum of 366 days. However, if a Bank has announced a major reorganization (e.g. it is being merged into or acquired by another Bank), the Fund will generally sell that Bank's securities regardless of the length of time the original Bank's securities have been held by the Fund, unless the surviving Bank itself is ranked by the model as undervalued. In this case, the original securities would be held until the reorganization takes place, and the replacement securities would then be subject to the sell discipline outlined above. If a Bank is no longer evaluated by the investment model for any reason, the Bank's securities will be sold by the Fund. In addition, sales may be made in order to comply with various regulatory limitations, or in order to enhance the Fund's cash position in the case of unusually large redemption requests of the Fund's shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

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SENBANC FUND

The Adviser generally expects the Fund's portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

Additional Information on Investment Risks

All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity. Because the Fund's investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

Market Risk. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

Industry Concentration Risk. Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

Nondiversification Risk. The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a

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SENBANC FUND

single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified Fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

Smaller and Medium Sized Company Risk. The Adviser may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

Other Types of Investments and Considerations

Cash Management and Temporary Defensive Investments. For cash management purposes, as part of the Adviser's disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund's investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (see Appendix A to the Statement of Additional Information ("SAI") — "Description of Securities Ratings").

Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective. There are

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also specific restrictions on the Fund's investments. These restrictions are detailed in the SAI.

Securities Lending

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

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SENBANC FUND

MANAGEMENT OF THE FUND  Adviser

The Adviser, which is located at Hilliard Lyons Center, 500 West Jefferson Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Company's Board of Directors. Hilliard Lyons, of which the Adviser is a division, is a registered investment adviser, registered broker-dealer and member firm of the New York Stock Exchange, Inc. ("NYSE"), other principal exchanges and the Financial Industry Regulatory Authority, Inc. ("FINRA"). Hilliard Lyons is a subsidiary of HL Financial Services, LLC, a company owned by employees of Hilliard Lyons and their financial partner, Houchens Industries, Inc. Together with predecessor firms, Hilliard Lyons has been in the investment business since 1854 and has been registered as an investment adviser since 1973. As of September 30, 2010, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $3.21 billion. For the fiscal year ended August 31, 2010, the Adviser received advisory fees from the Fund at the effective rate of 0.60% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund's total annual operating expenses for any year does not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Adviser upon notice to the Company's Board of Directors. A discussion concerning the basis for the Company's Board of Directors approving the Adviser's investment advisory agreement with the Company on behalf of the Fund is included in the Fund's Annual Report to shareholders for the fiscal year ended August 31, 2010.

Portfolio Manager

Alan F. Morel is the person primarily responsible for the day-to-day operations of the Fund. He is also the designer and originator of the proprietary programs, upon which the Fund's investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund's performance. Mr. Morel, who has managed the Fund since its inception as the Predecessor Fund, is a Senior Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Adviser currently has a written employment agreement with Mr. Morel.

The SAI provides more information about Mr. Morel's compensation, other accounts managed by him and his ownership of shares in the Fund.

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Other Service Providers

The following chart shows the Fund's other service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION  Pricing of Fund Shares

Shares of the Fund are sold at their net asset value ("NAV") plus a front-end sales charge, if applicable. This is commonly referred to as the "public offering price." The NAV of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the public offering price next determined after receipt of your order or request in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

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SENBANC FUND

Sales Charges

General. Purchases of the Fund's shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested
Less than $500,000	2.25%	2.30%
At least $500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	0.00%	0.00%

No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled "Contingent Deferred Sales Charge on Certain Redemptions." The Underwriter may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including Hilliard Lyons investment brokers (collectively "Service Organizations"), who initiate and are responsible for purchases of $1 million or more.

Combined Purchase Privilege. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the "Amount of Purchase." The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the "Amount of Purchase:" (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a "Company," as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the "1940 Act"), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of

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SENBANC FUND

the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker or other Service Organization. In order to take advantage of the combined purchase privilege, the purchases combined must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Cumulative Quantity Discount. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Letter of Intent. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

Sales Charge Waivers. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

•  current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

•  any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

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•  Directors of the Company and registered representatives of Service Organizations;

•  existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

•  trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000;

•  employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and

•  accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Information regarding sales charges, discounts and waivers is available free of charge at www.hilliard.com.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

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SENBANC FUND

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only.

Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary.. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

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SENBANC FUND

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by BNY Mellon Distributors Inc. (the "Underwriter"). The Board of Directors of the Company has approved and adopted a Plan of Distribution for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Underwriter is reimbursed from the Fund for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts reimbursed to the Underwriter under the Plan may be for expenses in connection with the sale of shares of the Fund, including ongoing servicing and/or maintenance of the accounts of shareholders. The Underwriter may delegate some or all of these functions to Service Organizations (which may include Hilliard Lyons). See "Purchases Through Intermediaries" below.

General. Initial investments in the Fund must be at least $250, and subsequent minimum investments must be at least $100. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements. After an initial purchase is made, BNY Mellon, the Fund's transfer agent (the "Transfer Agent"), will set up an account for you in the Company records.

Purchases Through Intermediaries. Shares of the Fund are available through Service Organizations, including Hilliard Lyons. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Fund and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their

19

SENBANC FUND

agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be executed at the Fund's public offering price next determined after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Company in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations' customers before the time for determination of the Fund's public offering price in order to obtain that day's price.

Automatic Investment Plan. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Service Organization for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Service Organization for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Service Organization.

Retirement Plans. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information

20

SENBANC FUND

concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

If the Fund closes to new investments, distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified;

21

SENBANC FUND

or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effective at the NAV next calculated, less any applicable contingent deferred sales charge, after receipt of the redemption request by your Service Organization in good order and transmission of the request to the Transfer Agent. You can only redeem shares of the Fund on days the NYSE is open. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine.

Telephone Redemptions. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to Senbanc Fund, 500 West Jefferson Street, Louisville, Kentucky 40202. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan may not be income since part of such payments could be a return of capital.

22

SENBANC FUND

You will ordinarily not be allowed to make additional investments of less than the aggregate approval withdrawals under the Systematic Withdrawal Plan during the time you have the Plan in effect. While the Systematic Withdrawal then is in effect you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Securities and Exchange Commission ("SEC").

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. You must include complete and accurate required information on your redemption request. Redemption requests not in good order may be delayed.

23

SENBANC FUND

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund

24

SENBANC FUND

shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

25

SENBANC FUND

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include reportable interest or dividends on their return, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Treatment of Foreign Shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of the Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Fund beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or to short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares of the Fund.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

26

SENBANC FUND

State and Local Taxes. You may also be subject to state and local taxes on income from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Future Tax Treatment. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

27

SENBANC FUND

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share results for a single share of the Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm. Deloitte & Touche's report, along with the Fund's financial statements, is included in the Fund's annual report dated August 31, 2010, which is available, without charge, upon request and which is incorporated by reference into the Fund's SAI.

	For the Fiscal Year Ended
	August 31, 2010	August 31, 2009	August 31, 2008	August 31, 2007	August 31, 2006
PER SHARE OPERATING PERFORMANCE
Net asset value:
Beginning of period	$5.81	$8.25	$14.69	$16.57	$16.27
Net investment income/(loss)	(0.01)	0.10	0.39	0.41	0.29
Net realized and unrealized gain/(loss) on investments	(0.67)	(2.30)	(5.52)	(1.56)	0.44
Total from investment operations	(0.68)	(2.20)	(5.13)	(1.15)	0.73
Less distributions from:
Net investment income	(0.04)	(0.24)	(0.61)	(0.31)	(0.12)
Net realized gain on investments	—	— *	(0.70)	(0.42)	(0.31)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.05)	(0.24)	(1.31)	(0.73)	(0.43)
Net asset value:
End of year	$5.08	$5.81	$8.25	$14.69	$16.57
Total investment return (excludes sales charge)	(11.98)%	(26.47)%	(37.08)%	(7.47)%	4.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$23,339	$31,626	$51,867	$111,119	$185,593
Ratio of expenses to average net assets, including waivers	1.75%	1.73%	1.75%	1.53%	1.38%
Ratio of expenses to average net assets, excluding waivers	2.37%	2.26%	1.79%	1.53%	1.38%
Ratio of net investment income/(loss) to average net assets, including waivers	(0.24)%	1.43%	2.79%	1.84%	1.53%
Ratio of net investment income/(loss) to average net assets, excluding waivers	(0.86)%	0.90%	2.75%	1.84%	1.53%
Portfolio turnover rate	9.80%	3.11%	11.01%	9.74%	7.47%

*  Less than $(0.005) per share.

28

Marvin & Palmer
Large Cap
Growth Fund

of The RBB Fund, Inc.

TICKER: MPAUX

Prospectus

December 31, 2010

The securities described in this Prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTION	1

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS	6

More About The Fund's Investments	6

Investment Risks	6

Disclosure of Portfolio Holdings	7

MANAGEMENT OF THE FUND	8

Investment Adviser	8

Portfolio Managers	8

Management Fees	9

SHAREHOLDER INFORMATION	10

Pricing of Fund Shares	10

Market Timing	10

Purchase of Fund Shares	11

Redemption of Fund Shares	13

Dividends and Distributions	15

Taxes	15

Prior Performance of Similarly Advised Accounts of the Adviser	17

OTHER SERVICE PROVIDERS	20

FINANCIAL HIGHLIGHTS	22

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Goal

The Fund seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class of shares of the Fund ("Shares").

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	1.97%
Total Annual Fund Operating Expenses	2.62%
Fee Waivers and Expense Reimbursements(1)	(1.82)%
Net Expenses	0.80%

(1)  Marvin & Palmer Associates, Inc. ("the Adviser") has contractually agreed to forgo its advisory fee and/or reimburse expenses in order to limit Total annual Fund operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 0.80% of the Fund's average daily net assets through December 31, 2011. The Adviser may discontinue these arrangements at any time after December 31, 2011. If at any time during the three years ending March 4, 2014 the Advisory Agreement is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$641	$1,227	$2,818

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138.68% of the average value of its portfolio.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets in large cap growth equity securities that the Adviser believes offer the prospect of long-term capital appreciation. Large cap equity securities generally refer to companies in the Russell 1000® Growth Index, although the Fund may invest in securities not included in the Index. As of November 30, 2010, the market capitalization range for companies in the Index was $1 billion to $355 billion. The Adviser generally intends to purchase securities of issuers with a market capitalization of $5 billion or more at the time of investment. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars through American Depositary Receipts listed on a national securities exchange or traded in the over-the-counter market. The Fund will notify shareholders in writing at least 60 days prior to any change of its policy to invest at least 80% of its net assets in large cap growth equity securities.

The Fund may participate as a purchaser in initial public offerings of securities (an "IPO"). An IPO is a company's first offering of stock to the public. The Fund may also purchase securities of unseasoned issuers.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Strategies: The Adviser uses a proprietary relative price strength model and focused fundamental research as part of a three step investment process to identify stocks that the Adviser believes have rising earnings expectations.

First, the Adviser relies on a relative price strength model that is focused on long term trends to analyze sectors and individual stocks based on relative price movement. Companies that can be categorized as having positive price strength, i.e. leading the benchmark, become the focus of fundamental analysis by the portfolio managers.

Second, the Adviser uses fundamental analysis to evaluate particular sectors and stocks identified as having positive price strength based on the results of the relative price strength model. The Adviser analyzes growth trends and competitive dynamics, including an analysis of the outlook for prices, costs, and volumes for the industry's key players. At the company level, the Adviser looks for superior, sustainable long-term growth. The Adviser evaluates three primary factors to predict the long-term growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the company, the company's competitive advantage, and the company's key competitors), management quality and balance sheet quality (for example, sufficient internal capital generation to grow the company and risk of bankruptcy).

Third, the Adviser applies the results of steps one and two to construct the Fund's portfolio by setting sector allocations and selecting stocks. No stock can be purchased unless it has passed the first two steps of the investment process. The Adviser uses a target range of stocks (35-55) and a minimum position size of 0.25% of the Fund's portfolio for each portfolio security purchased.

2

Principal Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund if any of the following occurs:

•  The U.S. stock market goes down.

•  Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors or are more volatile than the rest of the U.S. market as a whole.

•  Companies in which the Fund invests suffer unexpected losses or lower than expected earnings or their securities become difficult or impossible to sell at the time and price the Adviser would like.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong or the Fund misses out on an investment opportunity because the assets necessary to take advantage are tied up in less advantageous investments.

•  Political and economic events unique to a country or region in which the Fund invests negatively affect the value or liquidity of the Fund's holdings in that country or region.

In addition, the Fund may invest in initial public offerings which entail special risks, including limited operating history of the issuing companies, unseasoned trading, and limited liquidity.

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year since its inception and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at 1-877-821-2117.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Best and Worst Quarterly Performance (for the periods in the chart above):

Best Quarter:	13.33% (Qtr. ended September 30, 2009)

Worst Quarter:	(23.18)% (Qtr. ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 5.83%.

3

Average Annual Total Returns

The table below compares the average annual total returns for the Fund both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Annualized Since Inception(1)
Returns Before Taxes	17.16%	(11.28)%
Returns After Taxes on Distributions(2)	17.10%	(11.34)%
Returns After Taxes on Distributions and Sale of Fund Shares	11.15%	(9.49)%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)(3)	37.21%	(5.25)%

(1)  Commenced operations on June 29, 2007.

(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance.

(3)  The Russell 1000® Growth Index is an unmanaged index composed of the securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is comprised of the 1,000 largest U.S. companies based on total market capitalization.

Management of the Fund

Investment Adviser
Marvin & Palmer Associates, Inc.

Portfolio Managers

David F Marvin, CFA: Chairman of the Board, Principal of the Adviser and Portfolio Manager of the Fund since inception
Jay F. Middleton: Principal of the Adviser and Portfolio Manager of the Fund since inception
Stephen D. Marvin: Principal of the Adviser and Portfolio Manager of the Fund since inception
Porter Schutt: Principal of the Adviser and Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1 million

Minimum Additional Investment: $100,000

Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

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You can only purchase Shares on days on which both the New York Stock Exchange (the "NYSE") and PNC Bank are open and through the means described below.

Purchase and Redemption By Mail:

Regular Mail:	Overnight Mail:

Marvin & Palmer Large Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9669 Providence, RI 02940	Marvin & Palmer Large Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860

Purchase By Wire:

PNC Bank, NA
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 8611728355
  F/B/O Marvin & Palmer Large Cap Growth Fund
Ref. (Account Registration)
    (Fund and Account Number)

Redemption By Telephone:

If you selected the option on your account application, you may call the Fund's transfer agent at 877-821-2117.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE ABOUT THE FUND'S INVESTMENTS AND RISKS

The Risk/Return Information describes the Fund's investment goal and its principal investment strategies and risks. This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use.

Additional Information on Investment Strategies

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940, as amended, permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund's investment objectives and policies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The Fund may borrow money for temporary or emergency (not leveraging) purposes. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions in cash or money market instruments. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment goal.

Additional Information on Investment Risks

The following provides additional information about the risks of investing in the Fund:

•  At least 80% of the Fund's net assets will be invested under normal circumstances in large cap equity securities, and the net asset value of the Fund will vary with changes in the market value of the portfolio positions.

•  The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of the Fund's portfolio securities could adversely affect the Fund's net asset value.

•  If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is expected to exceed 100%.

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•  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

•  IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time, which may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•  The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

•  The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or money market instruments, the Fund may not achieve its investment goal.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

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MANAGEMENT OF THE FUND

Investment Adviser

Marvin & Palmer Associates is located at 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165. Marvin & Palmer Associates was founded in 1986 and provides equity investment management services to pension plans, mutual funds, trusts, corporations and other institutional investors. As of November 30, 2010, David F. Marvin, Chairman of the Board and Chief Executive Officer of Marvin & Palmer Associates, owned approximately 47% of Marvin & Palmer Associates' voting stock, and Stanley Palmer, Vice Chairman of Marvin & Palmer Associates, owned approximately 15% of Marvin & Palmer Associates' voting stock. Marvin & Palmer Associates had approximately $4.4 billion in assets under management as of November 30, 2010.

Subject to the general supervision of the Company's Board of Directors, Marvin & Palmer Associates manages the Fund's portfolio and is responsible for the selection and management of all investments of the Fund in accordance with the Fund's investment goal and policies.

Portfolio Managers

The portfolio managers responsible for the day-to-day operation of the Fund are:

•  DAVID F. MARVIN*, CFA
(Chairman of the Board, Portfolio Manager—Principal of the Adviser)

Mr. Marvin focuses on global equity investments and currencies and is a member of the Adviser's Management Committee. Mr. Marvin, together with Stanley Palmer, founded Marvin & Palmer Associates in July 1986. Prior to starting Marvin & Palmer Associates, Mr. Marvin served for ten years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin's tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his M.B.A. from Northwestern University and his B.S. from the University of Illinois. Mr. Marvin is a CFA charter holder and a member of the CFA Institute. Mr. Marvin has discretion to make purchase and sale decisions in his portion of the Fund's portfolio.

•  JAY F. MIDDLETON
(Portfolio Manager—Principal of the Adviser)

Mr. Middleton focuses on equity investments in the Americas. He is the Team Captain on the Adviser's U.S. Equity Strategy. He joined Marvin & Palmer Associates in 1989 as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University and is a member of the Phi Beta Kappa Honor Society. Mr. Middleton has discretion to make purchase and sale decisions in his portion of the Fund's portfolio.

•  STEPHEN D. MARVIN*
(Portfolio Manager—Principal of the Adviser)

Mr. Marvin focuses on equity investments in the Americas. He is the Team Captain on the Adviser's Global Equity Strategy. He joined Marvin & Palmer Associates in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining Marvin & Palmer Associates, he worked for Bear Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College. Mr. Marvin has discretion to make purchase and sale decisions in his portion of the Fund's portfolio.

•  PORTER SCHUTT
(Portfolio Manager—Principal of the Adviser)

Mr. Schutt focuses on equity investments in the Pacific Region and the U.S. He joined Marvin & Palmer Associates in 2000 as an International Analyst and became a Portfolio Manager in 2001.

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Prior to joining Marvin & Palmer Associates, he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia. Mr. Schutt has discretion to make purchase and sale decisions in his portion of the Fund's portfolio.

*  David F. Marvin is Stephen D. Marvin's father.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.65% of the Fund's average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the Fund is available in the Fund's annual report for the year ended August 31, 2010.

The Adviser has contractually agreed to forgo its advisory fees and/or reimburse expenses through December 31, 2011 to the extent that total annual Fund operating expenses exceed 0.80% of the Fund's average daily net assets. The Adviser may discontinue these arrangements at any time after December 31, 2011. If at any time during the three years ending March 4, 2014 the Advisory Agreement is in effect, the Fund's total annual operating expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund during such three-year period.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Shares are priced at their net asset value ("NAV"). The NAV per share of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE generally 4:00 p.m. Eastern time on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the public offering price next determined after receipt of your order or request in good order. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt of your order in good order.

The Fund's equity securities listed on any national or foreign exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system will be valued at the last sale price for all exchanges, except the NASDAQ, and the official closing price for the NASDAQ. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Equity securities traded in the over-the-counter market are valued at their closing bid prices. The Fund's fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, the fair value of the Fund's investments will be determined by its Valuation Committee in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its Shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of a pricing service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Investments in other mutual funds are valued based on the NAV of those mutual funds (which may use fair value pricing as disclosed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary.. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company

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and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

You can only purchase Shares on days on which both the NYSE and PNC Bank are open and through the means described below. The minimum initial investment in the Fund is $1 million and the minimum subsequent investment is $100,000. The minimum initial investment and minimum subsequent investment requirement may be reduced or waived by the Adviser from time to time.

Purchase of Shares through an Institutional Organization: Shares are available through consultants or broker-dealers purchasing Shares for the accounts of others ("Institutional Organizations"). If you purchase Shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this Prospectus in light of the terms governing their account with their Institutional Organization. The Fund does not pay to or receive from Institutional Organizations compensation for the sale of Shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. Shareholders may contact Shareholder Services at 877-821-2117 to determine which Institutional Organizations sell the Fund's Shares. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when these certain Institutional Organizations, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the

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Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) in its capacity as transfer agent (the "Transfer Agent") will contact the Institutional Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Institutional Organization to ensure that orders are timely and properly submitted.

General: You may also purchase Shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records that will show all of your transactions and the balance of the Shares you own.

Initial Investment By Mail: An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Marvin & Palmer Large Cap Growth Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Marvin & Palmer Large Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9669 Providence, RI 02940	Marvin & Palmer Large Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860

Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire: Shares of the Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment By Mail" in advance of the wire. Notification must be given to the Transfer Agent at 877-821-2117 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, NA
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 8611728355
  F/B/O Marvin & Palmer Large Cap Growth Fund
Ref. (Account Registration)
    (Fund and Account Number)

Additional Investments: Additional investments may be made at any time by purchasing Shares of the Fund at NAV by mailing a check to the Transfer Agent at the address noted above under "Initial Investment By Mail" (payable to Marvin & Palmer Large Cap Growth Fund) or by wiring monies to PNC Bank, NA as outlined above under "Initial Investment By Wire." Notification must be given to the Transfer Agent at 877-821-2117 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance

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with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Fund's Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a. persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company,

b. existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund, and

c. employees of the Adviser and their spouses, parents and children.

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Good Order: You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Fund Shares

You may redeem Shares on any business day that the NYSE is open. Shares will be redeemed at the NAV next determined after your redemption request is received in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund cannot send redemption proceeds by wire transfer on days when PNC Bank is closed. Redemption proceeds for wire transfer requests will be wired on the next business day that PNC Bank is open.

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See "Purchase of Fund Shares—Purchase of Shares through an Institutional Organization" for additional information about redemptions effected through Institutional Organizations.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail: Your redemption requests should be addressed to Marvin & Palmer Large Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9669, Providence, RI 02940; for overnight delivery, requests should be addressed to Marvin & Palmer Large Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860, and must include:

a. Name of the Fund;

b. Account Number;

c. A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

d. Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

e. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone: In order to request a telephone redemption, you must have returned your account application containing a telephone election.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at 877-821-2117 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option (as described above in this Prospectus) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding, and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption: The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

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Other Redemption Information: Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder of the Fund.

Good Order: You must include complete and accurate required information on your redemption request. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as "qualified dividend income" taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% for distributions received through December 31, 2012. A distribution is treated as qualified dividend income to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder. Additionally, a portion of the distributions paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

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You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. Such gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your Fund Shares for more than one year. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% through December 31, 2012. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or on other tax-qualified plan) will not be currently taxable.

The Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of a Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Fund beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in a Fund.

If the investment in the Fund is connected to a trade or business of a foreign shareholder in the United States or if the investor is present in the United States for 183 days or more in a year, different U.S. tax rules may apply to the shareholder.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes: Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult their advisors regarding the tax status of distributions in their state and locality.

More information about taxes is contained in the SAI.

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Prior Performance of Similarly Advised Accounts of the Adviser

This section presents past performance information for the Marvin & Palmer U.S. Equity Composite (the "Composite"). The Composite consists of all separate accounts and commingled accounts managed in a substantially similar manner as the Fund. All of the accounts comprising the Composite have substantially similar investment objectives, policies and strategies as the Fund.

The information is provided to illustrate the past performance of Marvin & Palmer Associates in managing substantially similar accounts and does not represent the performance of the Fund. Investors should not consider this performance data as a substitute for the performance of the Fund, nor should investors consider this data as an indication of the future performance of the Fund or of Marvin & Palmer Associates. The overall expenses of the accounts in the Composite were generally lower than those that would be experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results in the future also may be different because the accounts in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Composite. In addition, the securities held by the Fund will not be identical to the securities held by the accounts in the Composite. Composite performance is also compared to the performance figures for two broad-based securities benchmark indices appropriate to the Fund. Both indices are unmanaged, and are not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the indices. This performance presentation is accompanied by additional disclosures. These disclosures are an integral part of this presentation.

Annualized Returns as of September 30, 2010

	1 Year (%)	3 Years (%)	5 Years (%)	10 Years (%)
M&P U.S. Equity Composite—Gross	13.13	(10.21)	(1.45)	(2.67)
M&P U.S. Equity Composite—Net	12.64	(10.65)	(1.98)	(3.28)
Russell 1000 Growth Index	12.65	(4.36)	2.06	(3.44)
Value Added (M&P Gross vs. R1000 Growth Index)	0.47	(5.85)	(3.50)	0.77
Value Added (M&P Net vs. R1000 Growth Index)	(0.02)	(6.28)	(4.04)	0.16
S&P 500 Index	10.16	(7.16)	0.64	(0.43)
Value Added (M&P Gross vs. S&P 500 Index)	2.96	(3.05)	(2.08)	(2.24)
Value Added (M&P Net vs. S&P 500 Index)	2.47	(3.48)	(2.62)	(2.85)

Gross = does not reflect the deduction of management fees and expenses paid to Marvin & Palmer Associates.

Net = reflects the deduction of management fees and expenses paid to Marvin & Palmer Associates.

Historical Performance

				Value Added	Value Added		Value Added	Value Added	Dispersion				Total
Date	M&P Gross (%)	M&P Net (%)	R1000 Growth (%)	(Gross vs. R1000 G) (%)	(Net vs. R1000 G) (%)	S&P 500 (%)	(Gross vs. S&P 500) (%)	(Net vs. S&P 500) (%)	Max (%)	Min (%)	# of Portfolios	Composite MV ($M)	Firm Assets ($M)
2000	(4.04)	(4.72)	(22.42)	18.38	17.70	(9.09)	5.05	4.37	(1.32)	(4.78)	3	137.0	9,956.3
2001	(22.33)	(22.90)	(20.42)	(1.91)	(2.48)	(11.88)	(10.46)	(11.03)	(22.02)	(22.91)	3	114.0	7,132.0
2002	(25.77)	(26.31)	(27.88)	2.11	1.58	(22.11)	(3.66)	(4.19)	(25.23)	(26.52)	12	174.2	5,941.4
2003	35.35	34.44	29.75	5.60	4.70	28.68	6.67	5.76	38.45	34.25	22	759.0	9,660.7
2004	11.27	10.51	6.30	4.97	4.21	10.88	0.39	(0.37)	11.85	10.69	22	1,062.2	9,164.9
2005	9.74	8.97	5.26	4.47	3.71	4.90	4.84	4.07	10.19	7.96	26	1,117.2	9,840.7
2006	3.69	2.98	9.07	(5.38)	(6.09)	15.79	(12.10)	(12.81)	3.94	2.89	32	1,302.4	12,390.4

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				Value Added	Value Added		Value Added	Value Added	Dispersion				Total
Date	M&P Gross (%)	M&P Net (%)	R1000 Growth (%)	(Gross vs. R1000 G) (%)	(Net vs. R1000 G) (%)	S&P 500 (%)	(Gross vs. S&P 500) (%)	(Net vs. S&P 500) (%)	Max (%)	Min (%)	# of Portfolios	Composite MV ($M)	Firm Assets ($M)
2007	26.83	26.03	11.81	15.02	14.22	5.49	21.34	20.54	29.39	25.66	32	2,111.6	12,256.6
2008	(45.94)	(46.17)	(38.44)	(7.50)	(7.73)	(37.00)	(8.94)	(9.17)	(44.78)	(46.54)	34	1,330.6	5,659.8
2009	18.56	18.01	37.21	(18.65)	(19.20)	26.46	(7.91)	(8.46)	19.53	14.75	25	1,206.7	5,948.6
1Q 2010	3.47	3.36	4.65	(1.18)	(1.29)	5.39	(1.92)	(2.03)	3.90	3.19	19	1,117.2	5,490.3
2Q 2010	(11.40)	(11.50)	(11.75)	0.35	0.25	(11.43)	0.03	(0.07)	(11.19)	(12.18)	19	984.1	4,638.7
3Q 2010	16.05	15.93	13.00	3.05	2.92	11.29	4.75	4.63	16.33	15.42	18	1,043.6	5,376.3
YTD 2010*	6.39	6.04	4.36	2.02	1.68	3.89	2.50	2.15	6.95	5.32	18	1,043.6	5,376.3

*  Through September 30, 2010.

U.S. Equity Composite Additional Disclosures:

Marvin & Palmer Associates, Inc. (the "firm") is an investment manager that directs investments in global equities. The firm is defined as an independent investment management firm that holds itself out to the public as such and is registered with the Securities and Exchange Commission and is not affiliated with any parent organization. Beginning January 1, 2006, the Firm's reported assets under management have increased in part through an increase in the non-discretionary assets under management.

The firm has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). The firm does not claim firm-wide compliance prior to January 1, 1989 because it does not possess complete records prior to that time for two accounts, neither of which was eligible to be included in the Composite (as defined below). Except as just stated for the period prior to January 1, 1989, the firm included all applicable accounts in the Composite and complied with the applicable provisions of GIPS® standards.

The U.S. Equity Composite (the "Composite") is comprised of tax-exempt, separate accounts and commingled accounts that are fully discretionary, U.S. dollar based, fee-paying accounts and a portion of an account that is non-fee paying, including those accounts no longer with the firm. Composite results reflect performance of accounts managed according to the criteria noted. Accounts that are managed according to different or additional criteria may experience materially different investment performance. A complete list and description of the firm's composites is available upon request. The Composite creation date was November 17, 2000.

The investment objective of the accounts in the Composite is to invest in securities traded in a United States market and/or any American Depository Receipts that the firm has identified as having the potential for increasing in value. Effective July 6, 2005, the benchmark for the Composite is the Russell 1000 Growth Index (the "Index"). The Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Composite was previously benchmarked to the Standard & Poor's 500 Index. It was changed because the firm believes that the Russell 1000 Growth Index is a more appropriate benchmark for its growth style of investing. Asset allocation and security holdings in the Composite may differ materially from those in the Index; therefore Composite performance may deviate significantly from Index performance over short or long time periods. The Standard & Poor's 500 Index (the "Supplemental Index") is shown as additional information. The Supplemental Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the Supplemental Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also an ideal proxy for the total market. Leverage and derivatives are not used in the Composite. Past performance results do not guarantee future returns.

All results are expressed in U.S. dollars and are net of broker commissions, expenses related to trading, and actual foreign withholding taxes on dividends, interest, and capital gains. For withholding tax purposes, the accounts in the Composite are domiciled in the U.S. with the exception of two accounts that are domiciled in Canada and one terminated account that is based in Austria, and both the Index and Supplemental Index are U.S. based. Results reflect the reinvestment of dividends and capital gains. Net results also reflect the deduction of the

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actual management fees paid by the accounts in the Composite and other expenses of one account in the Composite. For those accounts that pay a performance fee, the performance portion of the fee is accrued quarterly but paid annually. During the periods shown, a portion of the interests of one account contained in the Composite was held by the firm and did not pay management fees. The non-fee-paying portion of the account represented the following percentage of the Composite as of December: 1999 (9.4%), 2000 (10.5%), 2001 (10.5%), 2002 (5.7%), 2003 (1.0%), 2004 (0.7%), 2005 (0.8%), 2006 (0.6%), 2007 (0.3%), 2008 (0.3%) and 2009 (0.3%). For the period from October 1, 2007 to present, the firm waived its management fee for one account contained in the Composite. Had a management fee been charged to this account, the net results for such account would reflect the deduction of the management fee and would result in lower performance.

Trade date accounting is used to calculate account performance. Performance for the accounts included in the Composite is calculated monthly using the daily valuation rate of return method. Composite performance is calculated using the asset weighted return method. Additional information regarding the firm's policies and procedures for calculating and reporting performance results is available upon request.

The firm's fee schedule for management services for separately managed accounts is 0.75% of the market value of assets invested for the first $100 million and is negotiable thereafter. Clients are generally billed in arrears at the end of each quarter. The firm's investment management fees are described in the firm's Form ADV, Part II.

Dispersion returns represent the maximum and minimum returns among the accounts that were included in the Composite for the entire applicable time period. The number of portfolios represents the actual number of accounts included in the Composite at the end of the applicable time period.

The firm has been verified for the investment periods presented through September 30, 2009 by a big-four accounting firm. In addition, a big-four accounting firm performed a Performance Examination for the same period. A copy of the verification report is available upon request.

The Russell 1000 Growth® Index is a trademark/service mark of the Russell Company. Russell® is a trademark of the Russell Company.

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OTHER SERVICE PROVIDERS

The following chart shows the Fund's service providers and includes their addresses and principal activities.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Period June 29, 2007* to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$6.64	$9.32	$10.20	$10.00
Net investment income	— (1)	0.02	0.01	—	(1)
Net realized and unrealized gain/loss on investments	0.35	(2.68)	(0.89)	0.20
Net increase/decrease in net assets resulting from operations	0.35	(2.66)	(0.88)	0.20
Dividends to Shareholders From:
Net investment income	(0.01)	(0.02)	— (1)	—
Net asset value, end of period	$6.98	$6.64	$9.32	$10.20
Total investment return(2)	5.28%	(28.51)%	(8.61)%	2.00%
Ratios /Supplemental Data
Net assets, end of period (000's omitted)	$8,980	$19,343	$28,780	$15,283
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	2.62%	2.27%	2.09%	3.93	%(3)
Ratio of net investment income to average net assets	(0.01)%	0.37%	0.12%	0.21	%(3)
Portfolio turnover rate	138.68%	237.91%	252.37%	28.70%

*  Commencement of operations.

(1)  Less than $0.005 per share.

(2)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)  Annualized.

22

MARVIN & PALMER LARGE CAP GROWTH FUND OF THE RBB FUND, INC.

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Marvin & Palmer Large Cap Growth Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes market conditions and Fund strategies that significantly affected the Fund's performance during the last fiscal year. The Annual and Semi-Annual Reports are not available on the Adviser's website but a copy may be obtained by calling 877-821-2117.

Statement of Additional Information ("SAI")

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Marvin & Palmer Large Cap Growth Fund may be obtained free of charge, along with the Annual and Semi-Annual Reports, by calling 877-821-2117. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser's website but a copy may be obtained by calling 877-821-2117.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 877-821-2117.

Purchases and Redemptions
Call 877-821-2117

Written Correspondence
Street Address:

Marvin & Palmer Large Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

P.O. Box Address:

Marvin & Palmer Large Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9669
Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-05518

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND
of
THE RBB FUND, INC.

PROSPECTUS

December 31, 2010

Investment Adviser:

MATSON MONEY, INC.
5955 Deerfield Blvd.
Mason, OH 45040

The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

Ticker Symbols
Free Market U.S. Equity Fund	–FMUEX

Free Market International Equity Fund	–FMNEX

Free Market Fixed Income Fund	–FMFIX

i

FREE MARKET U.S. EQUITY FUND	FMUEX

Investment Objective

The Free Market U.S. Equity Fund seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.34%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds ("ETFs") (collectively, "investment companies") that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large ("large-cap"), small ("small-cap") and micro-capitalization ("micro-cap") equity securities that the Fund's investment adviser ("Adviser") believes offer the prospect of long-term capital appreciation.

Under normal market conditions, the Adviser expects substantially all of the Fund's net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to

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allocate the Fund's assets among various investment company asset classes. Actual allocations may differ from the target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund's investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
U.S. Large Cap Value	30%
U.S. Small Cap Value	25%
U.S. Large Company	15%
U.S. Small Cap	15%
U.S. Micro Cap	15%

U.S. Large Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer's securities are considered value stocks primarily because they have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer's industry. The criteria used for assessing value are subject to change from time to time. Large cap companies generally are those companies with a market capitalization of $2 billion or greater.

U.S. Small Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Small cap companies generally are those companies with a market capitalization of $2 billion or less.

U.S. Large Company Asset Class: The underlying investment companies generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 75% of the total market capitalization of all publicly traded U.S. stocks.

U.S. Small Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies primarily based on market capitalization. Small cap companies are generally those with a market capitalization of $2 billion or less. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of micro cap companies. Micro cap companies are generally those companies with a market capitalization of $1 billion or less. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund's net asset value ("NAV") and investment performance. The Fund is subject to the following principal risks:

•  Stocks of large cap, small cap or micro cap companies in which the Fund's underlying investment companies invest or in which the Fund invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

2

•  The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•  Although the Fund will invest in other investment companies that invest in equity securities believed to be undervalued, there is no guarantee that the prices of these securities will not move even lower.

•  Companies in which the Fund's underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•  Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•  There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•  There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•  The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

  More information about the Fund's investments and risks is contained under the section entitled "More About Each Fund's Investments and Risks."

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Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.mymatrix.cc or (866) 780-0357 Ext. 3863.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 22.80% (quarter ended June 30, 2009)

Worst Quarter: (26.63)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2010: 8.09%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year and since inception to the average total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception*
Fund Returns Before Taxes	30.38%	(4.82)%
Fund Returns After Taxes on Distributions**	30.15%	(5.11)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	19.75%	(4.26)%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)***	34.39%	(8.06)%
Composite Index****	23.47%	(9.87)%

*  The Fund commenced operations on December 31, 2007.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

***  The Russell 2500® Index measures the performance of 2500 of the smallest securities of the Russell 3000® Index. As of November 30, 2010, the market capitalization range of the companies in the Russell 2500® Index was between $112 million and $8.974 billion.

4

****  The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled "More About Each Fund's Investments and Risks."

Management of the Fund

Investment Adviser
Matson Money, Inc.

Portfolio Managers
Mark E. Matson: President, Chief Executive Officer and Director, since 1991
Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994
Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Additionally, you will recognize gain or loss when you redeem shares. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

FREE MARKET INTERNATIONAL EQUITY FUND	FMNEX

Investment Objective

The Free Market International Equity Fund (the "Fund") seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.53%
Total Annual Fund Operating Expenses	1.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds ("ETFs") (collectively, "investment companies") that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity markets, including emerging markets, with little or no focus on domestic equity markets.

Under normal market conditions, the Adviser expects substantially all of the Fund's net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 5% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to allocate the Fund's assets among various investment company asset classes. Actual allocations may differ from the

6

target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund's investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
International Small Cap Value	40%
International Large Cap Value	30%
International Small Company	10%
International Large Cap	5%
Emerging Markets	5.25%
Emerging Markets Value	4.875%
Emerging Markets Small Cap	4.875%

International Small Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of small foreign companies with developed markets that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Small foreign companies are generally those companies with a market capitalization below $3.8 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of large companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Large foreign companies generally are those companies with a market capitalization of at least $1.4 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.
International Small Company Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of small companies in foreign countries with developed markets. Small foreign companies generally are those companies with a market capitalization below $3.8 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities of large companies in foreign countries with developed markets. Large companies generally are considered to be those companies with a market capitalization of at least $1.4 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the "Emerging Markets Asset Classes"): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities of companies located in emerging market countries. The underlying investment companies investing in securities of the Emerging Markets Asset Class and the Emerging Markets Small Cap Asset Class will generally purchase the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. Companies in the Emerging Markets Small Cap Asset Class generally are those companies with a market capitalization of $4.6 billion or less in the largest country and $800 million in the smallest country. This threshold will vary by country or region. These dollar amounts will change from time to time due to market conditions.

The underlying investment companies in the Emerging Markets Value Asset Class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be value stocks at the time of purchase.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

7

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund's net asset value ("NAV") and investment performance. The Fund is subject to the following principal risks:

•  The value of particular foreign equity securities which the Fund's underlying investment companies may purchase or foreign stock markets on which the securities they may purchase are traded may decline in value.

•  Stocks of large cap or small cap foreign companies in which the Fund's underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

•  The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•  Stocks of large cap or small cap foreign companies in which the Fund's underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

•  Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•  Investments in emerging market securities by underlying investment companies in which the Fund invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•  Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•  There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•  The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

  More information about the Fund's investments and risks is contained under the section entitled "More Information About Each Fund's Investments and Risks."

8

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.mymatrix.cc or (866) 780-0357 Ext. 3863.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 33.53% (quarter ended June 30, 2009)

Worst Quarter: (22.05)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2010: 5.73%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year and since inception to the average total returns of a broad-based securities market index for the same periods.

	1 Year	Since Inception*
Fund Returns Before Taxes	45.46%	(6.99)%
Fund Returns After Taxes on Distributions**	44.83%	(7.48)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	29.67%	(6.19)%
MSCI World (excluding U.S.) Index (reflects no deduction for fees, expenses or taxes)***	33.67%	(12.22)%
Composite Index****	47.83%	(11.80)%

*  The Fund commenced operations on December 31, 2007.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

***  The MSCI World (excluding U.S.) Index is a stock market index of "world" stocks maintained by Morgan Stanley Capital International ("MSCI"). The index includes a selection of stocks of "foreign countries with developed markets", excluding the United States, as defined by MSCI. As of September 30, 2010, the median market capitalization of the MSCI World (excluding U.S.) Index was $6.8 billion and the weighted average market capitalization was $45 billion.

9

****  The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled "more about Each Fund's Investments and Risks."

Management of the Fund

Investment Adviser
Matson Money, Inc.

Portfolio Managers
Mark E. Matson: President, Chief Executive Officer and Director, since 1991
Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994
Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can only purchase and redeem shares of the Fund on days the NYSE is open.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Additionally, you will recognize gain or loss when you redeem shares. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10

FREE MARKET FIXED INCOME FUND	FMFIX

Investment Objective

The Free Market Fixed Income Fund seeks total return (consisting of current income and capital appreciation).

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.22%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds ("ETFs") (collectively, "investment companies") that have either adopted policies to invest at least 80% of their assets in fixed income securities that the Adviser believes offer the prospect of providing total return, or invest substantially all of their assets in such fixed income securities.

Under normal market conditions, the Adviser expects substantially all of the Fund's net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to allocate the Fund's assets among various investment company asset classes. Actual allocations may differ from the

11

target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund's investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
One-Year Fixed Income	25%
Two-Year Global Fixed Income	25%
Intermediate Government Fixed Income	25%
Five-Year Global Fixed Income	25%

One-Year Fixed Income Asset Class: The underlying investment companies generally will purchase U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including the obligations of U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, and obligations of supranational organizations such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. Generally, obligations comprising this asset class will mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

Two-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, and other debt obligations of domestic and foreign issuers. Generally, obligations comprising this asset class have a weighted average maturity not exceeding two years, but investments may be made in obligations maturing in a shorter time period (from overnight to less than two years from the date of settlement). Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.

Intermediate Government Fixed Income Asset Class: The underlying investment companies generally will purchase debt obligations of the U.S. government and U.S. government agencies. Generally, investment companies in the asset class will purchase securities with maturities of between five and fifteen years, however such investment companies ordinarily will have an average weighted maturity of between three and ten years.

Five-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers, corporate debt obligations, bank obligations, commercial paper, and obligations of supranational organizations. Generally, obligations comprising this asset class have a weighted average maturity not exceeding five years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than five years from the date of settlement.)

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund's net asset value ("NAV") and investment performance. The Fund is subject to the following principal risks:

•  Fixed income securities in which the Fund's underlying investment companies may invest are subject to certain risks, including: interest rate risk, reinvestment risk, prepayment and extension risk, credit/default risk, and the risks associated with investing in repurchase agreements.

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•  Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes.

•  Reinvestment risk involves the risk that proceeds from matured investments may be re-invested at lower interest rates.

•  Prepayment risk involves the risk that in declining interest rates environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates.

•  Extension risk involves the risk that prepayments of principal will decrease when interest rates rise resulting in a longer effective maturity of a security.

•  Credit risk involves the risk that the credit rating of a security may be lowered.

•  Repurchase agreement risk involves the risk that the other party to a repurchase agreement will be unable to complete the transaction and the underlying investment company in which the Fund invests may suffer a loss as a result.

•  Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•  Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Fund invests are denominated will fluctuate daily. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•  Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in fixed income securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•  Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there may be some risk of default by the issuer in such cases.

•  There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•  The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

  More information about the Fund's investments and risks is contained under the section entitled "More About Each Fund's Investments and Risks."

13

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.mymatrix.cc or (866) 780-0357 Ext. 3863.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 3.54% (quarter ended June 30, 2009)

Worst Quarter: (0.65)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2010: 3.84%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year and since inception to the average total returns of a broad-based securities market index for the same periods.

	1 Year	Since Inception*
Fund Returns Before Taxes	1.62%	2.72%
Fund Returns After Taxes on Distributions**	0.79%	2.04%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	1.07%	1.93%
CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index (reflects no deduction for fees, expenses or taxes)***	2.29%	4.43%
Composite Index****	2.41%	3.97%

*  The Fund commenced operations on December 31, 2007.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

***  The CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes all countries in the CitiGroup EMU Governments Index ("EGBI") (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal, Slovenia and Spain) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom, and the United States.

****  The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital

14

Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled "Shareholder Information."

Management of the Fund

Investment Adviser
Matson Money, Inc.

Portfolio Managers
Mark E. Matson: President, Chief Executive Officer and Director, since 1991
Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994
Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can only purchase and redeem shares of a Fund on days the NYSE is open.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Additionally, you will recognize gain or loss when you redeem shares. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

15

MORE ABOUT EACH FUND'S INVESTMENTS AND RISKS

Investment Strategies

The Summary of Principal Investment Strategies and Summary of Principal Investment Risks sections describe the investment objective and principal investment strategies and risks of each Fund. This section provides some additional information about the Funds and the underlying investment companies in which the Funds may invest and certain portfolio management techniques that such underlying investment companies may use.

Each Fund's investment objective is not fundamental and may be changed without shareholder approval by the Company's Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days' prior written notice of any change to a Fund's investment objective.

Each Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered investment companies and ETFs. The Adviser focuses on the returns of investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Funds net assets to be invested in the securities of investment companies with less than 2% of the net assets of the Free Market U.S. Equity Fund and Free Market Fixed Income Fund, and 5% of the net assets of the Free Market International Equity Fund invested in cash or money market instruments.

Target allocations represent each Funds current target for investments in a particular asset class. Actual allocations may differ from the target allocations due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

Each Fund may invest directly in individual securities. However, the Adviser will not invest directly in individual securities without prior approval of The RBB Fund, Inc. (the "Company") Board of Directors, except as described in this Prospectus.

Investments in Investment Companies and the Investment Company Industry. Each Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser. The Funds invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, favorable investment results, and relatively lower costs and expenses. There can be no assurance that this result will be achieved. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests including the advisory and administration fees paid by the underlying fund. Fees and expenses related to each Fund's investments in underlying funds during the fiscal year ended August 31, 2010 are disclosed in each Fund's expense table under "Acquired Fund fees and expenses." Some underlying investment companies may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying investment companies are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying investment company. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Each Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the underlying investment companies. However, each Fund may consider other factors in the selection of investment companies. These other factors include, but are not limited to the investment company's size, shareholder services, liquidity, investment objective and investment techniques. Each Fund will be affected by the losses of its underlying investment companies and the

16

level of risk arising from the investment practices of such investment companies and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk. When the Adviser has identified a significant upward trend in a particular asset class, each Fund retains the right to invest in investment companies that invest primarily in that particular asset class in accordance with the Fund's target range for that asset class. Investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular asset class selected by the Adviser.

Each Fund's ability to achieve its investment objective will depend largely on the Adviser's ability to select the appropriate mix of underlying investment companies. In addition, achieving each Fund's investment objective will depend on the performance of the underlying investment companies, which depends on the ability of the underlying investment companies to meet their investment objectives. There can be no assurance that either the Funds or their underlying investment companies will achieve their investment objectives.

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. A Fund may incur brokerage fees in connection with its purchase of ETF shares.

More About Underlying Investment Company Investments

Underlying Investment Companies. The underlying investment companies in which the Funds may invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. These investment companies may invest in various obligations and employ various investment techniques. The following describes these obligations and techniques:

Derivative Contracts. The underlying investment companies in which each of the Funds invests may, but need not, use derivative contracts to seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates (with respect to the Free Market International Equity Fund only) or interest rates in the market value of its securities or securities to be purchased.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts, and interest rate or currency swaps. A derivative contract will obligate or entitle an underlying investment company to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying investment company's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying investment company may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the investment company's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make an underlying investment company less liquid and harder to value, especially in declining markets. Some of the underlying investment companies may be permitted to use derivative contracts for speculative purposes.

Equity Investments. The underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund invest may purchase all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, and equity participations.

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Fixed Income Investments. The underlying investment companies in which the Free Market Fixed Income Fund invests may purchase all types of fixed income securities. The Free Market U.S. Equity Fund and the Free Market International Equity Fund may invest a portion of their assets in underlying investment companies that invest in fixed income securities, although these investments are not part of such Funds' principal investment strategies. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate, governmental and foreign issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Foreign Securities. The securities held by the underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest generally are traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of an underlying investment company's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The underlying investment companies investing in stocks and other equity securities of issuers located in developed markets may invest in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

The underlying investment companies investing in stocks and other equity securities of issuers located in emerging market countries may invest in the following countries: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other emerging market countries, at their discretion.

Mortgage-Backed Securities. Mortgage-backed securities in which the underlying investment companies invest may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. An underlying investment company may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate changes and more volatile. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets. Mortgage-backed securities also include mortgage pass-through certificates and multiple-class pass-through certificates, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

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Recently, the market for mortgage related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These instruments may be subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on the Funds to the extent underlying investment companies invest in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Securities Lending. The underlying investment companies may seek to increase their income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the underlying investment company will not exceed 33 1/3% of the value of the investment company's total assets. The underlying investment company may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the investment company. Lending portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The underlying investment companies may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments in an investment company while such investment company's borrowings exceed 5% of its total assets.

Temporary Investments. The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective.

Investment Risks

The following provides additional information about the risks of investing in the Funds:

Other Investment Companies. Each Fund's NAV will fluctuate due to business developments concerning a particular issuer or industry as well as general market and economic conditions affecting securities held by the particular underlying investment companies in which the Fund invests. Investment decisions by the investment advisers of the underlying investment companies in which the Funds invest are made independently of the Funds and the Adviser. Each Fund will be affected by the losses of its underlying investment companies and the risks involved in the investment practices of such investment companies. Neither the Funds nor the Adviser has any control over the risks taken by such investment companies. Some underlying investment companies may concentrate their investments in various industries or sectors and may invest in derivative securities, options or futures.

Small Company Securities. While the securities of small capitalization companies in which the Free Market U.S. Equity and Free Market International Equity Funds' underlying investment companies invest may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the underlying investment companies in which the Funds invest may experience some difficulty in establishing or closing

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out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Stock Market. Underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities.

Foreign Investing. Foreign securities in which the Free Market International Equity Fund and Free Market Fixed Income Fund's underlying investment companies may invest pose additional risks over U.S.-based securities for a number of reasons. Investments in foreign securities may adversely affect the value of an investment in certain underlying investment companies. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments and may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, these underlying investment companies may incur higher costs and expenses when making foreign investments, which will affect the underlying investment companies' total return.

Currency Risk. With respect to investments in foreign securities by underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest, exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are usually denominated in a foreign currency; therefore, changes in foreign currency exchange rates can affect the NAV of an underlying investment company. Diversification among foreign currencies will not protect the underlying investment companies against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities. Underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in developing or emerging market countries. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets, because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent an underlying investment company is invested in emerging market securities, it will be subject to higher risk than those investing in securities of developed market countries.

Interest Rate Risk. During periods of rising interest rates, an underlying investment company's yield and the market value of the investment company's fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the underlying investment company's yield and the market value of the underlying investment company's fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

Cash Flow Risk. Payment of principal on the mortgages or other assets underlying a particular fixed income security in which an underlying investment company invests may be faster or slower than estimated. Interest only instrument are particularly subject to extension risk, which is the risk that principal repayment will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate change and more volatile. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

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Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which an underlying investment company invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

U.S. Government Securities Risk. Although a Fund's investments in U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

Derivatives Risk. Loss may result from an underlying investment company's investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the underlying investment company. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying investment company's investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the underlying investment company will engage in these transactions to reduce exposure to other risks when they would be beneficial.

Non-diversified Investments. The performance of large positions in certain equity or fixed income securities may significantly impact the performance of an underlying investment company, resulting in greater volatility.

Concentration. Concentration of investments within one industry or market sector may subject an underlying investment company to greater market fluctuations. The Funds will not knowingly concentrate their investments, directly or indirectly, in any industry.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The SAI is incorporated herein.

Composite Indices

Each Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index:

Free Market U.S. Equity Fund. The broad-based index is the Russell 2500® Index. The Composite Index will be comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The Russell 2500® Index consists of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not

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distort the performance and characteristics of the Index. The Russell 2500® Index includes the smallest 2,500 securities in the Russell 3000® Index. The Russell 3000® Index is made up of 3,000 of the biggest U.S. stocks.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. The S&P 500® Index is a market-value weighted index and each stock's weight in the index is proportionate to its market value.

The Russell 1000® Value Index consists of the large-cap value segment of the U.S. equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

The Russell 2000® Index consists of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2000® Index includes the smallest 2000 securities in the Russell 3000® Index.

The Russell 2000® Value Index consists of the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.

Free Market International Equity Fund. The broad-based index is the MSCI World (excluding U.S.) Index. The Composite Index will be comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The MSCI World (excluding U.S.) Index is a stock market index of 'world' stocks maintained by Morgan Stanley Capital International ("MSCI"). The index includes a selection of stocks of developed markets, as defined by MSCI. This index contains securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

The MSCI Europe, Australasia, and Far East ("EAFE") Index is a stock market index of foreign stocks that covers 85% of the equity market of the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

The MSCI EAFE Value Index is a subset of the EAFE Index and includes securities from Europe, Australasia (Australia and Asia) and the Far East. The Index generally represents approximately 50% of the market capitalization of the EAFE Index and consists of those securities classified by MSCI as most representing the value style.

The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe within each industry group, within each country. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200 million to $1.5 billion. The small cap segment covers the 85% - 99% range of each market's free float-adjusted market capitalization.

The MSCI Emerging Markets Free Index is designed to measure equity market performance in global emerging markets. The Index contains securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Free Market Fixed Income Fund. The broad-based index is the CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index. The Composite Index will be comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, Merrill Lynch 1-3 Year US

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Government/Corporate Index and Barclays Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes all countries in the CitiGroup EMU Governments Index ("EGBI") (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal, Slovenia and Spain) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom, and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

Three Month Treasury-Bill Index consists of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The index is rebalanced monthly by market capitalization.

Barclays Capital Intermediate Government Bond Index is a weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an unmanaged index of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

Barclays Capital Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected securities are excluded. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Barclays Capital Aggregate Bond Index is an intermediate term index. The average maturity is 6.25 years as of November 30, 2010.

Credit Ratings

Corporate debt obligations and dollar-denominated obligations of foreign issuers issued in the U.S. in which the underlying investment companies that the Free Market Fixed Income Fund may invest will be issued by companies whose commercial paper is rated Prime-1 by Moody's Investors, Inc. ("Moody's") or A-1 by Standard & Poor's® ("S&P") If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the investment adviser(s) to the underlying investment companies must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

Commercial paper in which the underlying investment companies may invest will be rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P.

Debt securities of foreign issuers in which the underlying investment companies may invest will be rated AA or better by S&P or Aa2 or better by Moody's.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Matson Money, Inc. (formerly known as Abundance Technologies, Inc.) ("Matson Money" or the "Adviser") is located at 5955 Deerfield Blvd., Mason, OH 45040. Matson Money was founded in 1991 and provides advisory services to individuals, trusts, corporations, non-profit organizations, retirement plans and foundations. Mark E. Matson, President, Chief Financial Officer and a Director of Matson Money, owns approximately 79.47% of Matson Money's outstanding voting securities. Matson Money had approximately $2.748 billion in assets under management as of November 30, 2010.

Subject to the general supervision of the Company's Board of Directors, Matson Money manages the Funds' portfolios and is responsible for the selection and management of all investments of the Funds in accordance with the Funds' respective investment objectives and policies.

Portfolio Managers

A team of portfolio managers, led by Daniel J. List, is responsible for the day-to-day operation of the Funds. Mark E. Matson and Steven B. Miller assist Mr. List in managing the assets of the Funds.

Daniel J. List, Chief Compliance Officer and Director of Portfolio Management of the Adviser, has been employed by the Adviser since 1994. He is responsible for portfolio designs, compliance, trading and system designs.

Mark E. Matson, President, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and serves as head portfolio manager at the Adviser.

Steven B. Miller, Director of Operations and Portfolio Manager of the Adviser, has been employed by the Adviser since April 2004 as a portfolio manager and then as Director of Operations. Prior thereto, he was a senior financial analyst with F+W Publications Inc. from November 2002 to April 2004, and a financial analyst with MidLand Enterprises, Inc. from April 2002 to November 2002.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of each Fund's average daily net assets, computed daily and payable monthly. For the fiscal year ended August 31, 2010, the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund each paid 0.50% (expressed as a percentage of average net assets) to Matson Money for its services. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time. A discussion regarding the basis for Board of Directors' approving the investment advisory agreement with respect to the Funds is available in the Funds' annual report to shareholders dated August 31, 2010.

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OTHER SERVICE PROVIDERS

The following chart shows the Funds' service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

Facilitates the distribution of shares and provides administrative services to beneficial shareholders of the Funds.

Transfer Agent and Dividend Disbursing Agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchase and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Manages each Fund's investment activities.

Custodian

*PFPC Trust Company**
301 Bellevue Parkway
Wilmington, DE 19809

Holds the Funds' assets, settles all portfolio trades and collects income and maturity proceeds.

Fund Operations

Administrator and Fund Accounting Agent

Provides facilities, equipment and personnel to carry out administrative services related to the Funds and calculates each Fund's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds' shares ("Shares") are priced at their net asset value ("NAV"). The NAV per Share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases of Fund Shares at the public offering price next determined after receipt of your order or request in good order. The Funds will effect redemptions of Fund Shares at the NAV next calculated after receipt of your order in good order.

Investments in underlying investment companies, including ETFs, are valued based on the NAV of those investment companies at the close of business that day. A Fund's direct investments in equity securities listed on any national or foreign exchange will be valued at the last sale price for all exchanges, except the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price for NASDAQ. Direct investments in equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. A Fund's direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Direct investments in fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Direct investments in foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, the fair value of a Fund's investments will be determined by the Funds' Valuation Committee in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate Supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund's Valuation Committee may fair value such foreign securities. The use of a pricing service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be

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liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in each Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with a Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Funds will be able to identify market timing, particularly if shareholders invest through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

General. Shares of the Funds are offered continuously for sale at NAV by BNY Mellon Distributors Inc. (the "Underwriter"). You can only purchase Shares through the means described below. The Funds have no minimum initial investment or minimum subsequent investment.

Purchases Through Intermediaries. The Funds are exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Funds. If a shareholder terminates his or her relationship with a Service Organization, the shareholder will not be permitted to purchase additional Fund Shares except for Shares purchased as a result of the reinvestment of dividends and distributions. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Funds and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations may impose minimum initial and minimum subsequent investment requirements with respect to their clients' or customers' investments in the Funds and will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

27

Good Order. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by a Service Organization in good order will be executed at the Fund's next determined NAV after they are accepted by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Funds cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations' clients or customers before the time for determination of the Fund's NAV in order to obtain that day's price.

You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Retirement Plans. Shares of a Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund. The Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to the Board of Directors' discretion, the Adviser may also choose to reopen a Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.  existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund, and

c.  employees of the Adviser and their spouses, parents and children.

Other persons who are shareholders of the other Free Market Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the Funds will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

28

Redemption of Fund Shares

General: You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of a Fund on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

Telephone Redemptions: During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

Involuntary Redemption: Each Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Each Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information: Redemption proceeds for Shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by purchasing shares electronically through a wire transfer.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the Securities and Exchange Commission. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder of the Fund.

Good Order: You must include complete and accurate required information on your redemption request. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Free Market Fund for Shares of another Free Market Fund up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Shares and the NAV of the Shares to be acquired next determined after a Service Organization's receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange, if authorized, by telephone. Defined contribution plans and IRA accounts are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless

29

otherwise specified in writing by the shareholder. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders. If a shareholder wants to exchange Shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Free Market U.S. Equity Fund and the Free Market International Equity Fund will declare and pay dividends from net investment income annually. The Free Market Fixed Income Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Potential investors should consult their tax advisers for further information regarding federal, state, local and/or foreign tax consequences relevant to their specific situations.

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund (including distributions attributable to net capital gains of underlying investment companies) will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as "qualified dividend income" taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% for distributions received through December 31, 2012. A distribution is treated as qualified dividend income to the extent the Fund or an underlying investment company receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund, the underlying investment company and the shareholder. Additionally, a portion of the distributions paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

30

You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. This gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your Shares for more than twelve months. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% through December 31, 2012. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. An exchange of each Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

IRAs and Other Tax-Qualified Plans: One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding: On the New Account Application Form, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The current backup withholding rate is 28%. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

U.S. Tax Treatment of Foreign Shareholders: For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of each Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Funds beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Funds is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes: Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult their advisers regarding the tax status of distributions in their state and locality.

Future Tax Treatments: Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the Fund's SAI.

31

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since the Funds' inception on December 31, 2007. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. This information should be read in conjunction with the Funds' financial statements which, together, with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

FREE MARKET U.S. EQUITY FUND

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period December 31, 2007(1) Through August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.21	$10.29	$10.00
Net investment income	0.02 (2)	0.10 (2)	—	(3)
Net realized and unrealized gain/(loss) on investments	0.46	(2.09)	0.29
Net increase/(decrease) in net assets resulting from operations	0.48	(1.99)	0.29
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.09)	—
Tax return of capital	(0.01)	—	—
Total dividends and distributions to shareholders	(0.04)	(0.09)	—
Net asset value, end of period	$8.65	$8.21	$10.29
Total investment return(4)	5.88%	(19.19)%	2.90	%(5)
Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$485,191	$312,104	$187,039
Ratio of expenses to average net assets(6)	0.67%	0.72%	0.84	%(7)
Ratio of net investment income to average net assets(6)	0.22%	1.37%	0.02	%(7)
Portfolio turnover rate	3%	1%	0.00	%(5)

(1)  Commencement of operations.

(2)  The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6)  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

32

FINANCIAL HIGHLIGHTS

FREE MARKET INTERNATIONAL EQUITY FUND

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period December 31, 2007(1) Through August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.02	$8.85	$10.00
Net investment income	0.11 (2)	0.13 (2)	0.08
Net realized and unrealized gain/(loss) on investments	(0.04)	(0.85)	(1.23)
Net increase/(decrease) in net assets resulting from operations	0.07	(0.72)	(1.15)
Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.11)	—
Net realized capital gains	(0.03)	—	—
Total dividends and distributions to shareholders	(0.12)	(0.11)	—
Net asset value, end of period	$7.97	$8.02	$8.85
Total investment return(3)	0.86%	(7.71)%	(11.50	)%(4)
Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$365,465	$258,632	$130,821
Ratio of expenses to average net assets(5)	0.68%	0.73%	0.92	%(6)
Ratio of net investment income to average net assets(5)	1.29%	2.01%	2.94	%(6)
Portfolio turnover rate	8%	2%	0.00	%(4)

(1)  Commencement of operations.

(2)  The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)  Not annualized.

(5)  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(6)  Annualized.

33

FINANCIAL HIGHLIGHTS

FREE MARKET FIXED INCOME FUND

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period December 31, 2007(1) Through August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.04	$10.00
Net investment income	0.13 (2)	0.21 (2)	0.02
Net realized and unrealized gain on investments	0.27	0.25	0.04
Net increase in net assets resulting from operations	0.40	0.46	0.06
Dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.15)	(0.02)
Net realized capital gains	(0.04)	—	—
Tax return of capital	—	—	—	(3)
Total dividends and distributions to shareholders	(0.25)	(0.15)	—
Net asset value, end of period	$10.50	$10.35	$10.04
Total investment return(4)	3.96%	4.62%	0.61	%(5)
Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$459,282	$210,107	$128,982
Ratio of expenses to average net assets(6)	0.68%	0.75%	0.97	%(7)
Ratio of net investment income to average net assets(6)	1.31%	2.06%	0.26	%(7)
Portfolio turnover rate	1%	84%	0.00	%(5)

(1)  Commencement of operations.

(2)  The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6)  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

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FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF FUNDS

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information ("SAI")

An SAI, dated December 31, 2010 has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Annual and Semi-Annual Reports when available, by calling (866) 780-0357 Ext. 3863 or at the Adviser's website at www.mymatrix.cc. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (866) 780-0357 Ext. 3863.

Purchases and Redemptions
Call (866) 780-0357 Ext. 3863

Written Correspondence
Street Address:

Matson Money, Inc. Family of Funds
c/o BNY Mellon Asset Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518

35

Institutional Class
Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus December 31, 2010

Robeco Boston Partners Small Cap Value Fund II – BPSIX

Robeco Boston Partners All-Cap Value
Fund – BPAIX

Robeco Boston Partners Long/Short Equity Fund – BPLSX

Robeco Boston Partners Long/Short Research Fund – BPIRX

Robeco WPG Small/Micro Cap Value
Fund – WPGTX

SAM Sustainable Global Active
Fund – SGAIX

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds' service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

SUMMARY SECTIONS	1

Robeco Boston Partners Small Cap Value Fund II	1

Robeco Boston Partners All-Cap Value Fund	6

Robeco Boston Partners Long/Short Equity Fund	11

Robeco Boston Partners Long/Short Research Fund	16

Robeco WPG Small/Micro Cap Value Fund	21

SAM Sustainable Global Active Fund	26

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS	30

MANAGEMENT OF THE FUNDS

Investment Advisers	33

Portfolio Managers	34

Other Service Providers	37

SHAREHOLDER INFORMATION

Pricing of Fund Shares	38

Market Timing	38

Shareholder Services Fees	39

Purchase of Fund Shares	39

Redemption of Fund Shares	42

Exchange Privilege	45

Dividends and Distributions	45

More Information About Taxes	46

Multi-Class Structure	47

Appendix A — Prior Performance of Similarly Advised Account of the Robeco Boston Partners Long/Short Research Fund	48

Appendix B — Prior Performance of Similar Advised Account of the SAM Sustainable Global Active Fund	50

FINANCIAL HIGHLIGHTS	52

FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION — ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange Fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.38%
Fee Waivers and Expense Reimbursements (1)	(0.08)%
Net Expenses	1.30%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class shares exceeds 1.30% of the average daily net assets attributable to the Fund's Institutional Class shares through December 31, 2011. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$429	$748	$1,650

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 43%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by Robeco as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of November 30, 2010, the market capitalization range of this index was between $24 million and $3 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. Robeco will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. Robeco believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as

2

issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

  The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

3

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	29.32% (quarter ended June 30, 2009)

Worst Quarter:	(26.32)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 3.24%.

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	49.39%	2.48%	13.82%
Returns After Taxes on Distributions (1)	49.18%	0.00%	11.99%
Returns After Taxes on Distributions and Sale of Fund Shares	32.10%	1.84%	12.10%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	20.58%	(0.01)%	8.27%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)  The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2010, the market capitalization range of the companies in the Russell 2000® Value Index is $24 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

4

Management of the Fund

Investment Adviser
Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers
David M. Dabora, Senior Portfolio Manager since 2000
George Gumpert, Portfolio Manager since 2005

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Institutional Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Small Cap Value Fund II c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco Boston Partners Small Cap Value Fund II
Ref. (Shareholder Name; Account Number)

Redemption By Telephone:

If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

SUMMARY SECTION — ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	None
Exchange Fee (as a percentage of amount exchanged if applicable)	None
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.10%
Fee Waivers and Expense Reimbursements (1)	(0.40)%
Net Expenses	0.70%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class shares exceeds 0.70% of the average daily net assets attributable to the Fund's Institutional Class shares through December 31, 2011. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$310	$567	$1,304

6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 48%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by Robeco as having value characteristics.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small/Mid Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

  The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such

7

securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

8

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter	18.60% (quarter ended June 30, 2009)

Worst Quarter	(14.92)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 2.95%.

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	30.97%	4.56%	8.95%
Return After Taxes on Distributions (2)	30.53%	3.29%	7.91%
Return After Taxes on Distributions and Sale of Fund Shares	20.13%	3.49%	7.50%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes) (3)	19.76%	(0.24)%	3.95%

(1)  Commenced operations on July 1, 2002.

(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)  The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2010, the market capitalization range of the companies in the Russell 3000® Value Index is $24 million to $350 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

9

Management of the Fund

Investment Adviser
Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Manager
Duilio Ramallo, Senior Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Institutional Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners All Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco Boston Partners All Cap Value Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone:

If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for less than one year, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.25%
Distribution (12b-1) Fees	None
Other Expenses:
Other Operating Expenses	0.30%
Dividend Expense on Short Sales	0.23%
Interest Expense on Borrowings	0.67%
Total Other Expenses	1.20%
Total Annual Fund Operating Expenses	3.45%
Fee Waivers and Expense Reimbursements (1)	(0.05)%
Net Expenses (includes dividend and interest expenses on short sales)	3.40%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund's Institutional Class shares through December 31, 2011. Because dividend expenses on short sales, Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation. Robeco may not recoup any of its waived investment advisory fees.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$544	$1,055	$1,789	$3,726

11

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 81%.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Under normal circumstances, Robeco expects that the Fund's long positions will not exceed approximately 125% of the Fund's net assets.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

12

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all

13

such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	38.60% (quarter ended June 30, 2009)

Worst Quarter:	(19.45)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 11.42%.

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	82.37%	13.49%	14.83%
Returns After Taxes on Distributions (1)	82.37%	10.23%	12.84%
Returns After Taxes on Distributions and Sale of Fund Shares	53.54%	9.78%	12.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (2)	26.46%	0.42%	(0.95)%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

14

Management of the Fund

Investment Adviser
Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers
Robert T. Jones, Senior Portfolio Manager since 1995
Mark E. Donovan, Portfolio Manager since 1995

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

The Fund is currently closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Fund will still be offered to existing shareholders of the Fund and certain other persons, as described in the section entitled "Purchase of Fund Shares" in this prospectus.

Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Institutional Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco Boston Partners Long/Short Equity Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone:

If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

15

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Fund seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses (1):
Dividend expense on short sales	0.18%
Interest expense on borrowings	0.50%
Other operating expenses	1.43%
Total other expenses	2.11%
Total Annual Fund Operating Expenses	3.36%
Fees Forgone and Expense Reimbursements (2)	(0.93)%
Net Expenses (includes dividend expenses on short sales)	2.43%

(1)  Other expenses are based on estimated amounts for the current fiscal year.

(2)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items or taxes) exceeds 2.25% of the average daily net assets attributable to the Fund's Institutional Class shares. This contractual limitation is in effect until at least December 31, 2011 and may not be terminated without Board approval. If at any time during the first three years the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 2.25%, Robeco is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$246	$947

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance.

Summary of Principal Investment Strategies

The Fund will use a hedged strategy. The Fund actively invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales (i.e. sales of securities the Fund does not own) will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate.

The Fund will invest, both long and short, in equity securities issued by large-, mid- and small (or "micro")-cap companies, as well as other instruments that are convertible into equity securities. Selling securities short is a form of leverage. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Fund may also invest in depository receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as "junk bonds"). Fixed income securities in which the Fund will invest include those rated between AAA and D by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by Robeco. Robeco may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. Robeco selects stocks on the basis of three criteria: value, fundamental business strength and momentum. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund will seek to follow a hedged strategy, there can be no assurance that the Fund's portfolio or investments will be insulated from market moves or effectively hedged against risk.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940 ("1940 Act") and applicable SEC orders.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

17

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and financial practices.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Management Risk. The Fund is subject to the risk of poor stock selection. Robeco may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

18

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 300%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

Performance Information

No performance information is available for the Fund because it has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of the Standard and Poor's 500 Index. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities, Co-portfolio Manager since inception of the Fund

Eric Connerly, Director of Research, Co-portfolio Manager since inception of the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Institutional Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

19

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Research Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account #8611082507
F/B/O Robeco Boston Partners Long/Short Research Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone:

If you selected the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

20

SUMMARY SECTION — ROBECO WPG SMALL/MICRO CAP VALUE FUND

Investment Objective

The Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	2.00%
Exchange Fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	2.00%
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.88%
Total Annual Fund Operating Expenses (1)	1.78%
Fee Waivers and Expense Reimbursements	(0.08)%
Net Expenses	1.70%

(1)  The Fund's investment adviser, Robeco Investment Management, Inv. ("Robeco") has contractually agreed to waive a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class exceeds 1.70% of the average daily net assets attributable to the Fund's Institutional Class shares through December 31, 2011. Robeco may not recoup any of its waived investment advisory fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$173	$552	$957	$2,088

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 94%.

Summary of Principal Investment Strategies

Currently, the Fund pursues its objective by investing, under normal circumstances, at least 80% of its investments (including borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with market capitalizations of less than $2 billion. Effective January 31, 2011, the Fund will modify this policy and invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies, that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Index. As of November 30, 2010, the median market capitalization of the Russell 2000® Index is $24 million and the largest stock is $5 billion.

Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

•  Securities convertible into common stocks.

•  Shares of real estate investment trusts ("REITs").

•  Warrants and rights to purchase common stocks.

•  Preferred stocks.

•  Exchange traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: Robeco uses a value approach to select the Fund's investments. Using this investment style, Robeco seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what Robeco believes to be their intrinsic values. Robeco employs a bottom-up strategy, focusing on undervalued industries that Robeco believes are experiencing positive change. Robeco then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors Robeco looks for in selecting investments include (without limitation):

•  Increasing returns on invested capital.

•  Companies who have demonstrated an ability to generate high return on invested capital (ROIC).

•  Companies which provide solid cash flows with appropriate capital.

•  Potential catalysts such as new products, cyclical upturns and changes in management.

•  Low market valuations relative to earnings forecast, book value, cash flow and sales.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation

22

service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Special Situations Risk. The Fund will seek to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.

•  Rights and Warrants Risk. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Small/Micro Cap Value Fund's Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Tudor Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund's Institutional Class has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

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Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	28.51% (quarter ended June 30, 2009)

Worst Quarter:	(30.21)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 12.52%.

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns* (for the Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Robeco WPG Small/Micro Cap Value Fund
Return Before Taxes	41.23%	(0.55)%	0.08%
Return After Taxes on Distributions (1)	41.08%	(2.45)%	(1.74)%
Return After Taxes on Distributions and Sale of Shares	26.79%	(1.11)%	(0.70)%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	20.58%	(0.01)%	8.27%

*  The performance record prior to August 18, 2003 was achieved under the Predecessor Fund's growth-related strategy.

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the one year, five year, and since inception periods compare with those of a broad measure of market performance.

(2)  The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. As of November 30, 2010, the market capitalization range of the companies in the Russell 2000® Value Index is $24 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Index is unmanaged and cannot be invested in directly.

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Management of the Fund

Investment Adviser
Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers
Richard Shuster, Senior Portfolio Manager since 1999
Gregory Weiss, Portfolio Manager since 1999

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Institutional Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco WPG Small/Micro Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco WPG Small/Micro Cap Value Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone:

If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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SUMMARY SECTION — SAM SUSTAINABLE GLOBAL ACTIVE FUND

Investment Objective

The Fund seeks long-term growth of capital primarily through investment in equity and equity-related securities.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange Fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses ( expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	2.01%
Total Annual Fund Operating Expenses	2.81%
Fee Waivers and Expense Reimbursements (1)	(1.61)%
Net Expenses	1.20%

(1)  The Fund's investment adviser, Sustainable Asset Management USA, Inc., ("SAM"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.20% of the first $50 million of the Fund's average daily net assets attributable to Institutional Class Shares, 1.10% of the Fund's average daily net assets attributable to Institutional Class Shares between $50 million and $100 million, and 1.00% of the Fund's average daily net assets attributable to Institutional Class Shares in excess of $100 million through December 31, 2011. SAM may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$122	$718	$1,341	$3,021

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 88%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy ("Sustainable Issuers").

Sustainable Issuers include companies in SAM's universe of sustainable investments. SAM determines its universe of sustainable investments by analyzing economic, environmental and social criteria. Economic criteria include, without limitation, the issuer's codes of conduct, compliance policies, instances of corruption or bribery, corporate governance policies, risk and crisis management policies and certain industry specific criteria. Environmental criteria include, without limitation, the issuer's eco-efficiency, environmental reporting, and certain industry specific criteria. Finally, social criteria include, without limitation, the issuer's corporate citizenship, philanthropy, labor practices, human capital development practices, social reporting, ability to attract and retain talent, and certain industry specific criteria. SAM believes that these characteristics of Sustainable Issuers make them better equipped to identify and respond to the opportunities and risks presented by global trends. The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (generally at least 40% — unless market conditions are not deemed favorable by SAM, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund generally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. Under normal market conditions, the Fund expects that its investment in emerging markets will not exceed 30%. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

In selecting portfolio securities for the Fund, SAM first defines the eligible universe through its sustainability research. SAM starts with macro research, continues by screening companies for sustainability and eliminates companies that are too small or illiquid. Second, valuations of companies are conducted using SAM's unique models, which assess financial criteria as well as sustainability aspects pertaining to the environment and social criteria. Sustainability means striving to achieve economic success, while at the same time considering ecological and social objectives. In assessing sustainability, areas such as corporate strategy, corporate governance, transparency as well as product and service range of a company will be taken into consideration. Finally, SAM applies its bottom-up portfolio construction process, which utilizes the valuations of the companies, and is based on the discrepancy between security price and sustainable fair value and on the portfolio risk characteristics of the company's securities.

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund's assets will be invested in micro-, small- and mid-capitalization companies. Micro- and small-capitalization companies generally will have market capitalizations under $2 billion. Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion. Large capitalization companies generally will have capitalizations of over $10 billion. The Fund may also invest in securities of other investment companies, including exchange-traded funds ("ETFs"). The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Sustainable Issuers. The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

While SAM intends to fully invest the Fund's assets at all times in accordance with the above described policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure in response to adverse market, economic, political or other conditions, in cash and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers. When the Fund's assets are invested in cash or money market instruments, the Fund may not achieve its investment objective. SAM will determine when adverse market, economic, political or other conditions warrant temporary defensive measures.

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Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

•  Sustainability Investment Criteria Risk. The Fund's sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Foreign Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Mid-Cap Company Investments Risk. Securities of companies with mid-cap capitalizations tend to be riskier than securities of companies with large-capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

•  Small-Cap Company Investments Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Micro-Cap Securities Risk. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, investments in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

•  Derivatives Risk. The Fund's investments in derivative instruments such as options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose

28

of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

Performance Information

No performance information is available for the Fund because the Fund has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser
Sustainable Asset Management USA, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022; and
Josefstrasse 218, CH-8005 Zurich, Switzerland

Portfolio Managers
Diego d'Argenio, CFA, Senior Portfolio Manager since 2005
Kai Fachinger, Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Institutional Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Institutional Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: SAM Sustainable Global Active Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O SAM Sustainable Global Active Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone:

If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

This section provides some additional information about the Funds' investments and certain portfolio management techniques that certain Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

The Funds' investment objectives may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds' Principal Investments and Risks

Derivative Contracts. Each of the Robeco Boston Partners All-Cap Value Fund, the Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Research Fund and the SAM Sustainable Global Active Fund may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•  As a substitute for buying or selling currencies or securities.

The Robeco Boston Partners All-Cap Value Fund, the Robeco WPG Small/Micro Cap Value Fund and the SAM Sustainable Global Active Fund may, but need not, use derivative contracts for the following purpose:

•  To seek to enhance the Fund's return in non-hedging situations.

Derivative contracts in which the Robeco Boston Partners All-Cap Value Fund, the Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Research Fund and SAM Sustainable Global Active Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund and the SAM Sustainable Global Active Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund will engage in short sales — including those that are not "against the box," which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. The number of issuers in the Funds' portfolios will vary over time.

Fixed Income Investments. The Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund may each

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invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts ("HOLDRS"). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts ("ADRs") of specific companies in a particular industry, sector or group. Each Fund does not presently intend to invest more than 5% of its respective net assets in HOLDRS.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The SAM Sustainable Global Active Fund will normally invest a significant portion of its assets in the equity securities and equity-related instruments issued by non-U.S. companies. Under normal market conditions, the SAM Sustainable Global Active Fund may invest up to 30% of its assets in issuers located in countries with emerging securities markets. The SAM Sustainable Global Active Fund will invest in securities denominated in the currencies of a variety of developed, emerging and, frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. SAM does currently intend to hedge foreign currency exposure in the SAM Sustainable Global Active Fund's portfolio. Further, the SAM Sustainable Global Active Fund may also from time to time enter into speculative currency positions independent of other positions in the Fund's portfolio.

The SAM Sustainable Global Active Fund may also invest in participatory notes. Participatory notes (commonly known as "P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the SAM Sustainable Global Active Fund will generally be comprised of a portfolio diversified by country and geographic region.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. i.e. the risk that an issuer will exercise its right to pay principal later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

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The last few years, the market for mortgage related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on a Fund to the extent it invests in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with their Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Private Investments in Public Equity. The Robeco WPG Small/Micro Cap Value Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPEs"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Please see the Fund's SAI for more information regarding illiquid securities.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions with respect to the Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund) of each of the Funds, other than the SAM Sustainable Global Active Fund, are publicly available on Robeco's website at www.robecoinvest.com as of the end of each month, 15 days following the month end. The complete portfolio holdings of the SAM Sustainable Global Active Fund are publicly available as of the end of each calendar quarter (March 31, June 30, September 30 and December 31), 60 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

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MANAGEMENT OF THE FUNDS

Investment Advisers

The Advisers provide investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company's Board of Directors (the "Board of Directors"), each Adviser manages its respective Fund's or Funds' portfolio(s) and is responsible for the selection and management of all portfolio investments of its Fund(s) in accordance with the Funds' investment objectives and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, provides investment advisory services to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund and the Robeco WPG Small/Micro Cap Value Fund. Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco Groep"). Founded in 1929, Robeco Groep is one of the world's oldest asset management organizations. Robeco provides investment management and investment advisory services to other institutional and proprietary accounts.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund's average daily net assets, 1.00% of the Small Cap Value Fund's average daily net assets, 0.80% of the All-Cap Value Fund's average daily net assets and 1.25% of the Robeco Boston Partners Long/Short Research Fund's average daily net assets. Until December 31, 2011, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Long/Short Equity Fund, the Small Cap Value Fund, the All-Cap Value Fund and the Robeco Boston Partners Long/Short Research Fund of 2.50%, 1.30%, 0.70% and 2.25% (other than acquired funds fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, taxes or, for each fund other than the Robeco Boston Partners Long/Short Research Fund, interest), respectively, until December 31, 2011.

For its services to the Robeco WPG Small/Micro Cap Value Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements:

•  0.90% of average daily net assets up to $300 million

•  0.80% of average daily net assets $300 million to $500 million

•  0.75% of average daily net assets in excess of $500 million

Until December 31, 2011, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of 1.70% (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Robeco WPG Small/Micro Cap Value Fund. There can be no assurance that Robeco will continue such waivers after December 31, 2011.

A discussion regarding the basis for the Company's Board of Directors approval of each Fund's investment advisory agreement with Robeco is available in the Funds' annual report to shareholders dated August 31, 2010, except the Robeco Boston Partners Long/Short Research Fund's investment advisory agreement, which will be available in the Funds' semi-annual report to shareholders dated February 28, 2011.

Sustainable Asset Management USA, Inc.

SAM, located at 909 Third Avenue, 32nd Floor, New York, NY 10022 and Josefstrasse 218, C-h8005 Zurich, Switzerland, provides investment advisory services to the SAM Sustainable Global Active Fund. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM provides investment management and investment advisory services to other institutional and proprietary accounts.

A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the SAM Sustainable Global Active Fund is available in the Funds' annual report to shareholders dated August 31, 2010.

SAM has contractually agreed to waive a portion of its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the SAM Sustainable Global Active Fund to 1.20% of the first $50 million of the Fund's average daily net assets, 1.10% of the Fund's average daily net assets between $50 million and $100 million, and 1.00% of the Fund's average daily net assets in excess of $100 million. SAM may discontinue these arrangements at any time after December 31, 2011.

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Portfolio Managers

The investment results for different strategies of the Advisers are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Advisers. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the respective Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary portfolio manager.

Mr. Dabora is a senior portfolio manager of Robeco responsible for the Robeco Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has twenty-three years of investment experience.

Mr. Gumpert is a portfolio manager for the Robeco Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He has eleven years of investment experience.

For the fiscal year ended August 31, 2010, the Fund paid 0.91% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.00%.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of Robeco. He is responsible for managing the Robeco Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Robeco Boston Partners Small Cap Value portfolios and an equity analyst. Mr. Ramallo joined the firm in 1995. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. He has fifteen years of investment experience.

For the fiscal year ended August 31, 2010, the Fund paid 0.45% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager.

Mr. Jones is a senior portfolio manager employed by Robeco and is a member of Robeco's Equity Strategy Committee. Mr. Jones also oversees the investment activities of Robeco's long/short strategy products which include the fund.

Mr. Jones joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Robeco's Director of Research. Mr. Jones holds a B.A. degree in philosophy from Denison University. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Jones has twenty-two years of investment experience. Mr. Donovan is the Co-Chief Executive Officer as well as the Chairperson of Robeco's Equity Strategy Committee which oversees the investment activities of Robeco's $4.7 billion in large cap value institutional equity assets. Mr. Donovan joined Robeco in 1995. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Donovan has twenty-nine years of investment experience.

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For the fiscal year ended August 31, 2010, the Fund paid 2.19% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 2.25%.

Robeco Boston Partners Long/Short Research Fund

Joseph F. Feeney, Jr. is Co-portfolio Manager for the Fund. He became Co-Chief Executive Officer of Robeco in 2008 and has been Chief Investment Officer-Equities since 2007. He is responsible for strategic and tactical operating decisions affecting Robeco and for overseeing all aspects of equity management including Robeco's Fundamental and Quantitative Research Groups. Mr. Feeney joined the firm in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. degree from the University of Chicago.

Eric S. Connerly is Co-portfolio Manager for the Fund. He is the Director of Research for Robeco and an equity portfolio manager for the Robeco Boston Partners 130/30 Large Cap Value portfolio. Prior to assuming these roles, he was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined Robeco in 1998 from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior thereto, he was a senior equity analyst at SEI Investments overseeing its small cap equity portfolios. Mr. Connerly holds a BSFS degree cum laude in development economics from Georgetown University and an MBA degree in security analysis and investment management, Beta Gamma Sigma, from Columbia Business School. He holds the Chartered Financial Analyst designation.

For the fiscal year ended August 31, 2010, the Robeco Boston Partners Long/Short Research Fund did not pay Robeco for any services because the Fund had not yet commenced operations.

Robeco WPG Small/Micro Cap Value Fund

Richard Shuster and Gregory Weiss serve as co-portfolio managers.

Mr. Shuster is the senior portfolio manager. He has served as managing director of Robeco since 1999 as well as head of the Adviser's Small/Micro Cap Value Team. He holds a B.S. degree in economics from the University of Pennsylvania. Mr. Shuster has twenty-six years of investment experience, twelve of which spent specializing in small cap equity investing. Mr. Weiss has served as managing director, portfolio manager and research analyst of Robeco since 1999. Mr. Weiss holds a B.A. degree in psychology from Cornell University. He has fifteen years of investment experience. Although each manager is responsible for selecting individual securities in different sectors, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings.

For the fiscal year ended August 31, 2010, the Fund paid 0.82% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.90%.

SAM Sustainable Global Active Fund

Diego d'Argenio, CFA, serves as senior portfolio manger for the SAM Sustainable Global Active Fund. He has been dually employed by SAM and SAM AG since 2005. Prior to that, he worked for three years at ARCA Asset Management in Milan as equity portfolio manager and member of its investment committee in charge of tactical asset allocation development. He started his career in Kuwait Petroleum as a financial analyst. Mr. d'Argenio successfully pursued studies in economics with a major in finance at Rome University. In addition to that he holds a Masters degree in finance and investment banking and he holds a Chartered Financial Analyst designation.

Kai Fachinger serves as portfolio manager for the SAM Sustainable Global Active Fund. Mr. Fachinger joined SAM in 2007. Prior to that, he worked for one year as a financial engineer at Allianz Global Investors, where he was responsible for asset liability studies as well as for conception studies for life cycle and decumulation solutions. He earned his degree in Mathematical Finance from the University of Konstanz (Germany) in 2006.

For the fiscal year ended August 31, 2010, the SAM Sustainable Global Active Fund paid 0.00% (expressed as a percentage of average net assets) to SAM for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Marketing Arrangements

Each Adviser, or its affiliates may pay additional compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the Funds managed by the Adviser, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer

35

agency fees payable by the Funds, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force; granting the Adviser access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution's customers.

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Other Service Providers

The following chart shows the Funds' service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

BNY Mellon Distributors Inc.
(formerly PFPC Distributors, Inc.)
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of shares and provides administrative services to beneficial shareholders of each Fund.

Transfer Agent and Dividend Disbursing Agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchase and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Adviser

Manages the Funds' investment activities.

Custodian

*PFPC Trust Company**
301 Bellevue Parkway
Wilmington, DE 19809

Holds the Funds' assets, settles all portfolio trades and collects income and maturity proceeds.

Fund Operations

Administrator and Fund Accounting Agent

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. Each Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in good order. Each Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in good order.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, securities will be valued in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and (Robeco or SAM, individually the "Adviser") reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

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To deter excessive shareholder trading, the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund, SAM Sustainable Global Active Fund and the Robeco WPG Small/Micro Cap Value Fund generally charge a redemption fee of 1%, 1%, 1% and 2%, respectively, on shares redeemed within sixty days of purchase. The Robeco Boston Partners Long/Short Equity Fund generally charges a redemption fee of 2% on shares redeemed that have been held for less than one year. In addition, the Funds generally limit the number of exchanges to six (6) times per year (one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information — Redemption of Fund Shares" and "Shareholder Information — Exchange Privilege."

Pursuant to the policy adopted by the Board of Directors, the Advisers have developed criteria that they use to identify trading activity that may be excessive. Each Adviser reviews on a regular, periodic basis available information related to the trading activity in a Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, each Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time (see "Exchange Privilege" below). If, in its judgment, an Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. Each Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Shareholder Service Fees

The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the Robeco WPG Small/Micro Cap Value Fund's Institutional Class shares authorizing the Robeco WPG Small/Micro Cap Value Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class shares of the Fund a service fee at an annual rate of up to 0.25% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares — Purchases through Intermediaries" in this Prospectus.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by BNY Mellon Investment Servicing (US) Inc. Distributors (the "Distributor"). Institutional Class Shares of the Funds are available for purchase by investors who meet the investment minimums described below under "General." An exchange between the Institutional Class shares and the Investor Class shares of any Fund is generally not permitted.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service

39

Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or record keeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $100,000 and the minimum additional investment is $5,000.*

The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

[name of Fund] c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940	[name of Fund] c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors

40

with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O [name of fund]
Ref. (Account Number)
Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco or SAM [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($5,000 minimum, except Robeco WPG Small/Micro Cap Value Fund $50 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors' discretion, Robeco and SAM will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board of Directors' discretion, Robeco and SAM may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by financial intermediaries by arrangement with the Company;

b.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

c.  Employees of the Adviser and their spouses, parents and children;

d.  Directors of the Company; and

e.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Both Robeco and SAM, subject to the Board of Directors' discretion, reserve the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds' Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

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Effective July 26, 2010, the Robeco Boston Partners Long/Short Equity Fund was closed except to existing shareholders and certain other persons, as described above. Robeco reserves the right to reopen the Robeco Boston Partners Long/Short Equity Fund to new investments from time to time should the assets of the Fund decline by more than 5% from the date of the last closing of the Fund. If Robeco reopens the Robeco Boston Partners Long/Short Equity Fund pursuant to this paragraph, Robeco has discretion to close the Fund thereafter should the assets of the Fund increase by more than 5% from the date of the last reopening of the Fund.

Good Order. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the Robeco WPG Small/Micro Cap Value Fund, the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund or the SAM Sustainable Global Active Fund redeems Shares held for less than 60 days, a transaction fee of 2%, 1%, 1% or 1%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed. (See "Transaction Fees on Certain Redemptions" below).

Redemption By Mail. Your redemption requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges

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Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fees on Certain Redemptions

The following Funds require the payment of a transaction fee equal to a percentage of the NAV of the Shares redeemed that are held for less than the indicated period of time in the chart below

Fund	Fee	Shares held less than:
Robeco Boston Partners Small Cap Value Fund II	1.00%	60 Days
Robeco Boston Partners Long/Short Equity Fund	2.00%	1 Year
Robeco Boston Partners Long/Short Research Fund	1.00%	60 Days
Robeco WPG Small/Micro Cap Value Fund	2.00%	60 Days
SAM Sustainable Global Active Fund	1.00%	60 Days

This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Systematic Withdrawal Plan — WPG Small/Micro Cap Value and SAM Sustainable Global Active Fund. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed

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as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50 ($100 with respect to the SAM Sustainable Global Active Fund). (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund the Robeco WPG Small/Micro Cap Value Fund and the SAM Sustainable Global Active Fund will not be charged when Shares are involuntarily redeemed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after BNY Mellon's receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund Shares or Robeco Boston Partners Long/Short Research Fund held for less than sixty days, one year or less than sixty days, respectively, (with

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the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and the Robeco Boston Partners Long/Short Research Fund and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of the Robeco WPG Small/Micro Cap Value Fund or the SAM Sustainable Global Active Fund held for less than 60 days (with the exception of Shares purchased through the reinvestment of dividends and/or capital gain distributions, and for the SAM Sustainable Global Active Fund, with the exception of shares held by defined contribution plans) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Small/Micro Cap Value Fund, and a transaction fee of 1% with respect to the SAM Sustainable Global Active Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption by Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

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Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of each Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Funds beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Funds with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

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Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Funds is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Future Tax Treatment. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund, except the Robeco WPG Small/Micro Cap Value Fund, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

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Appendix A

Prior Performance of Similarly Advised Account

Robeco has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Long/Short Fund. The table on the following page is provided to illustrate the past performance of Robeco in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2011) of the Fund's average daily net assets. The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner's capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Performance Table (since inception April 1, 2002)1,2,3,4
PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.01)%	2.19%	2.69%	0.17%	(3.70)%	(3.45)%	4.03%	(3.69)%	5.97%
2009	(0.45)%	(5.48)%	3.57%	6.06%	3.69%	2.14%	2.18%	2.80%	(0.27)%	(0.73)%	2.82%	1.37%	18.65%
2008	1.27%	0.71%	(4.33)%	2.03%	2.79%	(3.23)%	1.00%	1.90%	(3.08)%	(4.66)%	(5.17)%	2.80%	(8.18)%
2007	1.00%	0.74%	0.63%	2.71%	1.31%	(0.67)%	(2.29)%	0.89%	2.39%	(0.72)%	0.80%	(0.60)%	6.23%
2006	1.84%	(1.17)%	0.19%	0.69%	(0.56)%	0.25%	0.61%	0.17%	0.20%	(0.05)%	0.32%	1.24%	3.75%
2005	(0.67)%	1.24%	0.33%	(0.62)%	(0.48)%	0.94%	2.43%	2.38%	2.31%	0.78%	0.41%	0.68%	10.10%
2004	0.47%	1.31%	2.41%	(1.12)%	(0.00)%	3.27%	1.00%	0.21%	1.43%	0.64%	5.50%	2.10%	18.45%
2003	0.31%	(3.53)%	0.06%	(1.69)%	(1.53)%	(0.04)%	0.13%	(1.33)%	(0.96)%	(0.09)%	0.67%	0.21%	(7.60)%
2002				0.12%	3.64%	(2.34)%	(1.42)%	1.98%	(2.34)%	0.17%	1.40%	1.84%	2.93%
GROSS OF FEES
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%
S&P 500 INDEX
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

48

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.93%	(7.60)%	18.45%	10.10%	3.75%	6.23%	(8.18)%	18.65%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended June 30, 2010)1,2,3,4

	RETURN
	YTD	1 Year	2 Year	3 Year	5 year	7 Year	Since Inception
Pro Forma Net Of Fees	2.73%	6.29%	6.44%	3.64%	4.68%	7.15%	5.13%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2011) of the Fund's average daily net assets

4  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

49

Appendix B

Prior Performance of Similarly Advised Accounts

The SAM Sustainable Global Active Fund's portfolio managers are employees of both SAM and SAM's affiliate, SAM AG. The table below presents past performance information for the SAM Sustainable Global Active Composite (the "Global Active Composite"). The Global Active Composite consists of all separate accounts and/or commingled accounts managed by the Sustainable Global Active Fund's portfolio managers on behalf of SAM AG in a substantially similar manner as the Sustainable Global Active Fund. All of the accounts comprising the Global Active Composite have substantially similar investment objectives, policies and strategies as the Sustainable Global Active Fund. The information is provided to illustrate the past performance of the SAM Sustainable Global Active Fund's portfolio managers in managing substantially similar accounts and does not represent the performance of the SAM Sustainable Global Active Fund. Investors should not consider this performance information as a substitute for the performance of the SAM Sustainable Global Active Fund, nor should investors consider this information as an indication of the future performance of the SAM Sustainable Global Active Fund, SAM, or of SAM AG. The overall expenses of the accounts in the Global Active Composite are generally lower than those that would be experienced by the holders of Institutional Class shares of the Sustainable Global Active Fund and, therefore, the performance of the Institutional Class shares of the Sustainable Global Active Fund would generally be lower. However, the SAM Sustainable Global Active Fund's results in the future also may be different because the accounts in the Composite, are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Composite. In addition, the securities held by the SAM Sustainable Global Active Fund will not be identical to the securities held by the accounts in the Composite.

The performance of the Composite is also compared to the performance of a broad-based securities benchmark index appropriate to the SAM Sustainable Global Active Fund. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the SAM Sustainable Global Active Fund. Investors cannot invest directly in the index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

SAM SUSTAINABLE GLOBAL ACTIVE COMPOSITE
(Returns as of August 31, 2010)

Period	SAM Sustainable Global Active Composite Gross	SAM Sustainable Global Active Composite Net	MSCI World- Net Index
3 Months (June 1, 2010 – August 31, 2010)	-0.57%	-0.82%	0.50%
Year-to-Date (January 1, 2010 – August 31, 2010)	-4.39%	-5.03%	-6.17%
Since Inception January 1, 2005 – August 31, 2010)	1.22%	0.22%	0.63%

1  SAM AG is a Swiss-based asset manager.

2  The Global Active Composite is comprised of all separately managed, fully discretionary, fee-paying accounts under management with a similar investment mandate and an account market value greater than $10 million. The creation date of the Global Active Composite was January 1, 2005.

3  Composite performance was calculated using Global Investment Performance Standards (GIPS(TM)), although the Adviser is not a GIPS-compliant firm. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology, which may produce different results.

4  Account returns are market value weighted and calculated on a total return, time-weighted basis using trade date valuations. Returns reflect the reinvestment of dividends and other earnings and are net of commissions and transaction costs. Performance is expressed in U.S. Dollars. Performance is calculated in EUR and exchanged to U.S. Dollars using exchange rates as of the last day of the month.

5  Composite performance is presented gross and net of management fees and other expenses and includes the reinvestment of all income. The management fee schedule is as follows:

Assets from	up to:	Fee per annum
$0	$25 million	1.00%
$25 million	$50 million	0.90%
greater than	$50 million	0.80%

50

6  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The performance shown for the Index is net of foreign withholding taxes.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

51

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available at no cost upon request (see back cover for ordering instructions). The information for the period prior to the fiscal year ended August 31, 2007 was audited by the Fund's former independent registered public accounting firm.

	Robeco Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.49	$11.87	$21.47	$22.82	$24.75
Net investment income/(loss)	0.06 *	0.11 *	0.07 *	(0.01)*	(0.08)*
Net realized and unrealized gain/(loss) on investments	0.52	(1.26)	(1.97)	2.41	1.57
Total from investment operations	0.58	(1.15)	(1.90)	2.40	1.49
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.14)	—	(0.09)	—
Net realized gains	—	(0.05)	(7.70)	(3.67)	(3.42)
Return of Capital	—	(0.04)	—	—	—
Total dividends and distributions to shareholders	(0.05)	(0.23)	(7.70)	(3.76)	(3.42)
Redemption fees	— (3)	— (3)	— (3)	0.01	— (3)
Net asset value, end of period	$11.02	$10.49	$11.87	$21.47	$22.82
Total investment return (1)(2)	5.47%	(8.97)%	(10.15)%	10.53%	6.39%
Ratios/Supplemental Data
Net assets, end of period (000)	$25,736	$21,466	$56,652	$94,337	$114,153
Ratio of expenses to average net assets with waivers and reimbursements	1.30%	1.30%	1.39%	1.55%	1.52%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.39%	1.74%	1.54%	1.56%	1.53%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.51%	1.29%	0.47%	(0.09)%	(0.34)%
Portfolio turnover rate	43%	66%	54%	46%	34%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $.01 per share.

52

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available at no cost upon request (see back cover for ordering instructions). The information for the period prior to the fiscal year ended August 31, 2007 was audited by the Fund's former independent registered public accounting firm.

	Robeco Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$12.56	$13.61	$16.47	$15.69	$15.54
Net investment income	0.10 *	0.19 *	0.23 *	0.16 *	0.15 *
Net realized and unrealized gain/(loss) on investments	0.32	(1.03)	(1.54)	2.05	1.03
Total from investment operations	0.42	(0.84)	(1.31)	2.21	1.18
Dividends to shareholders from:
Net investment income	(0.13)	(0.12)	(0.16)	(0.13)	(0.08)
Net realized gains	—	(0.09)	(1.39)	(1.30)	(0.95)
Total dividends and distributions to shareholders	(0.13)	(0.21)	(1.55)	(1.43)	(1.03)
Net asset value, end of period	$12.85	$12.56	$13.61	$16.47	$15.69
Total investment return (1)(2)	3.31%	(5.88)%	(8.55)%	14.38%	7.95%
Ratios/Supplemental Data
Net assets, end of period (000)	$112,437	$63,085	$51,850	$13,720	$9,374
Ratio of expenses to average net assets with waivers and reimbursements	0.80%	0.95%	0.95%	0.95%	1.09%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.15%	1.50%	1.70%	2.24%	2.93%
Ratio of net investment income to average net assets with waivers and reimbursements	0.75%	1.79%	1.59%	0.92%	0.94%
Portfolio turnover rate	48%	55%	44%	45%	51%

*  Calculated based on average shares outstanding.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees are reflected in total return calculations.

53

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available at no cost upon request (see back cover for ordering instructions). The information for the period prior to the fiscal year ended August 31, 2007 was audited by the Fund's former independent registered public accounting firm.

	Robeco Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$15.75	$15.47	$17.23	$18.57	$17.89
Net investment loss	(0.37)*	(0.22)*	(0.36)*	(0.21)*	(0.26)*
Net realized and unrealized gain/(loss) on investments	1.98	2.98	0.50	0.73	2.40
Total from investment operations	1.61	2.76	0.14	0.52	2.14
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	—	(2.48)	(1.90)	(1.86)	(1.47)
Total dividends and distributions to shareholders	—	(2.48)	(1.90)	(1.86)	(1.47)
Redemption fee	0.05	— (3)	— (3)	0.01	0.01 (3)
Net asset value, end of period	$17.41	$15.75	$15.47	$17.23	$18.57
Total investment return (1)(2)	10.54%	30.02%	1.12%	2.61%	12.93%
Ratios/Supplemental Data
Net assets, end of period (000)	$164,438	$54,703	$36,423	$73,770	$90,313
Ratio of expenses to average net assets with waivers and reimbursements	3.40%	3.35%	3.98%	3.44%	3.24%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of expenses to average net assets without waivers and reimbursements	3.46%	4.04%	4.36%	3.60%	3.40%
Ratio of net investment loss to average net assets with waivers and reimbursements	(2.10)%	(1.85)%	(2.27)%	(1.17)%	(1.51)%
Portfolio turnover rate	81%	172%	124%	93%	109%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

54

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. The information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available at no cost upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by the Fund's or Predecessor Fund's former independent registered public accounting firm, as applicable.

	Robeco WPG Small/Micro Cap Value Fund
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Period January 1, 2005 to August 31, 2006
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$12.18	$17.05	$16.54	$17.42
Net investment income/(loss)	(0.05)*	0.03 *	0.05	0.01	— (3)
Net realized and unrealized gain/(loss) on investments	1.16	(1.62)	(2.46)	2.31	1.10
Total from investment operations	1.11	(1.59)	(2.41)	2.32	1.10
Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.01)	(0.01)	—	—
Net realized gains	—	(0.01)	(2.45)	(1.81)	(1.98)
Total dividends and distributions to shareholders	(0.03)	(0.02)	(2.46)	(1.81)	(1.98)
Redemption Fees	— (3)	—	—	—	—
Net asset value, end of period	$11.65	$10.57	$12.18	$17.05	$16.54
Total investment return (1)(2)	10.54%	(12.93)%	(15.12)%	14.28%	7.16%
Ratios/Supplemental Data
Net assets, end of period (000)	$32,394	$35,405	$43,133	$53,962	$48,607
Ratio of expenses to average net assets with waivers and reimbursements	1.69%	1.61%	1.61%	1.47%	1.43%
Ratio of expenses to average net assets without waivers and reimbursements	1.77%	1.95%	1.65%	1.47%	1.43%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	(0.39)%	0.37%	0.11%	0.09%	0.02%
Portfolio turnover rate	94%	137%	131%	138%	139%

*  Calculated based on average shares outstanding.

(1)  Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01.

55

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available at no cost upon request (see back cover for ordering instructions).

	SAM Sustainable Global Active Fund
	For the Year Ended August 31, 2010	For the Period June 18, 2009** through August 31, 2009
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$11.30	$10.00
Net investment income	0.18 *	0.01	*
Net realized and unrealized gain on investments	0.47	1.29
Total from investment operations	0.65	1.30
Dividends and distributions to shareholders from:
Net investment income	(0.05)	—
Net realized gains	(0.90)	—
Total dividends and distributions to shareholders	(0.95)	—
Redemption Fees	— (3)	—
Net asset value, end of period	$11.00	$11.30
Total investment return (1)(2)	5.42%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$16,756	$11,614
Ratio of expenses to average net assets with waivers and reimbursements	1.20%	1.20	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	2.81%	4.06	%(4)
Ratio of net investment income to average net assets with waivers and reimbursements	1.58%	0.27	%(4)
Portfolio turnover rate	88%	72	%(5)

*  Calculated based on average shares outstanding for the period.

**  Commencement of operations.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01.

(4)  Annualized.

(5)  Not Annualized.

56

ROBECO INVESTMENT FUNDS
of
The RBB Fund, Inc.

(888) 261-4073
http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2010 has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser's website at http://www.robecoinvest.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:
Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

P.O. Box Address:
Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

Investor Class
Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus December 31, 2010

Robeco Boston Partners Small Cap Value Fund II – BPSCX

Robeco Boston Partners All-Cap Value Fund – BPAVX

Robeco Boston Partners Long/Short Equity Fund – BPLEX

Robeco Boston Partners Long/Short Research Fund – BPRRX

SAM Sustainable Global Active Fund – SGAQX

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTIONS

Robeco Boston Partners Small Cap Value Fund II	3

Robeco Boston Partners All-Cap Value Fund	9

Robeco Boston Partners Long/Short Equity Fund	15

Robeco Boston Partners Long/Short Research Fund	22

SAM Sustainable Global Active Fund	27

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS	32

MANAGEMENT OF THE FUNDS

Investment Advisers	36

Portfolio Managers	36

Other Service Providers	40

SHAREHOLDER INFORMATION

Pricing of Fund Shares	41

Market Timing	41

Purchase of Fund Shares	42

Redemption of Fund Shares	45

Exchange Privilege	48

Dividends and Distributions	49

More Information About Taxes	49

Multi-Class Structure	51

Appendix A – Prior Performance of Similarly Advised Account of the Robeco Boston Partners Long/Short Research Fund	52

Appendix B – Prior Performance of Similar Advised Account of the SAM Sustainable Global Active Fund	54

FINANCIAL HIGHLIGHTS	56

FOR MORE INFORMATION	Back Cover

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds' service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

2

SUMMARY SECTION — ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.38%
Total annual Fund operating expenses	1.63%
Fee waivers and expense reimbursements (1)	(0.08)%
Net expenses	1.55%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Investor Class shares exceeds 1.55% of the average daily net assets attributable to the Fund's Investor Class shares through December 31, 2011. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$506	$879	$1,926

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 43%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by Robeco as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of November 30, 2010, the market capitalization range of this index was between $24 million and $3 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. Robeco will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. Robeco believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts' and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

4

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1.5 billion and are more susceptible to changes in the business cycle.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

5

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  29.32% (quarter ended June 30, 2009)

Worst Quarter:  (26.42)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 3.00%.

6

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	48.99%	2.23%	13.54%
Returns After Taxes on Distributions (1)	48.89%	(0.22)%	11.73%
Returns After Taxes on Distributions and Sale of Fund Shares	31.84%	1.68%	11.88%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	20.58%	(0.01)%	8.27%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)  The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2010, the median market capitalization range of the companies in the Russell 2000® Value Index is $24 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

7

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

David M. Dabora, Senior Portfolio Manager since 2000
George Gumpert, Portfolio Manager since 2005

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Investor Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Investor Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Small Cap Value Fund II c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco Boston Partners Small Cap Value Fund II
Ref. (Shareholder Name; Account Number)

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

SUMMARY SECTION — ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed if applicable)	None
Exchange fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.30%
Total annual Fund operating expenses	1.35%
Fee waivers and expense reimbursements (1)	(0.40)%
Net expenses	0.95%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Investor Class shares exceeds 0.95% of the average daily net assets attributable to the Fund's Investor Class shares through December 31, 2011. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$388	$701	$1,589

9

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 48%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by Robeco as having value characteristics.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small/Mid Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations.

10

Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

11

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  18.60% (quarter ended June 30, 2009)

Worst Quarter:  (15.10)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 2.81%.

12

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	30.77%	4.29%	8.67%
Return After Taxes on Distributions (2)	30.40%	3.10%	7.71%
Return After Taxes on Distributions and Sale of Fund Shares	20.00%	3.32%	7.31%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes) (3)	19.76%	(0.24)%	3.95%

(1)  Commenced operations on July 1, 2002.

(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)  The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2010, the market capitalization range of the companies in the Russell 3000® Value Index is $24 million to $350 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

13

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Manager

Duilio Ramallo, Senior Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Investor Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Investor Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners All Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco Boston Partners All Cap Value Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	2.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than one year, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%
Distribution and service (12b-1) fees	0.25%
Other expenses:
Other operating expenses	0.30%
Dividend expense on short Sales	0.23%
Interest expense on borrowings	0.67%
Total other expenses	1.20%
Total annual Fund operating expenses	3.70%
Fee waivers and expense reimbursements (1)	(0.05)%
Net expenses (includes dividend and interest expenses on short sales)	3.65%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund's Investor Class shares through December 31, 2011. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a

15

5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$569	$1,127	$1,907	$3,946

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 81%.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities.

Under normal circumstances, Robeco expects that the Fund's long positions will not exceed approximately 125% of the Fund's net assets.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

16

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility

17

that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

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Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  38.45% (quarter ended June 30, 2009)

Worst Quarter:  (19.44)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 11.21%.

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	80.92%	13.09%	14.49%
Returns After Taxes on Distributions (1)	80.92%	9.79%	12.48%
Returns After Taxes on Distributions and Sale of Fund Shares	52.60%	9.40%	11.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (2)	26.46%	0.42%	(0.95)%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

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Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Robert T. Jones, Senior Portfolio Manager since 1995
Mark E. Donovan, Portfolio Manager since 1995

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

The Fund is currently closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Fund will still be offered to existing shareholders of the Fund and certain other persons, as described in the section entitled "Purchase of Fund Shares" in this prospectus. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Investor Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Investor Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O Robeco Boston Partners Long/Short Equity Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Fund seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other expenses: (1)
Dividend expense on short sales	0.18%
Interest expense on borrowings	0.50%
Other operating expenses	1.43%
Total other expenses	2.11%
Total annual Fund operating expenses	3.61%
Fees forgone and expense reimbursements (2)	(0.93)%
Net expenses (includes dividend expenses on short sales)	2.68%

(1)  Other expenses are based on estimated amounts for the current fiscal year.

(2)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items or taxes) exceeds 2.50% of the average daily net assets attributable to the Fund's Investor Class shares. This contractual limitation is in effect until at least December 31, 2011 and may not be terminated without Board approval. If at any time during the first three years the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 2.50%, Robeco is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

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5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$372	$1,020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance.

Summary of Principal Investment Strategies

The Fund will use a hedged strategy. The Fund actively invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales (i.e. sales of securities the Fund does not own) will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate.

The Fund will invest, both long and short, in equity securities issued by large-, mid- and small (or "micro")-cap companies, as well as other instruments that are convertible into equity securities. Selling securities short is a form of leverage. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Fund may also invest in depository receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as "junk bonds"). Fixed income securities in which the Fund will invest include those rated between AAA and D by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by Robeco. Robeco may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. Robeco selects stocks on the basis of three criteria: value, fundamental business strength and momentum. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund will seek to follow a hedged strategy, there can be no assurance that the Fund's portfolio or investments will be insulated from market moves or effectively hedged against risk.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940 ("1940 Act") and applicable SEC orders.

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The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and financial practices.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Management Risk. The Fund is subject to the risk of poor stock selection. Robeco may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

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•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 300%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

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Performance Information

No performance information is available for the Fund because it has not yet been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of the Standard and Poor's 500 Index. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities, Co-portfolio Manager since inception of the Fund
Eric Connerly, Director of Research, Co-portfolio Manager since inception of the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of Investor Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Investor Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Research Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account #8611082507
F/B/O Robeco Boston Partners Long/Short Research Fund
Ref. (Shareholder Name; Account Number)

Redemption By Telephone: If you selected the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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SUMMARY SECTION — SAM SUSTAINABLE GLOBAL ACTIVE FUND

Investment Objective

The Fund seeks long-term growth of capital primarily through investment in equity and equity-related securities.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (12b-1) fees	0.25%
Other expenses	2.01%
Total annual Fund operating expenses	3.06%
Fee waiver and expense reimbursements (1)	(1.61)%
Net expenses	1.45%

(1)  The Fund's investment adviser, Sustainable Asset Management USA, Inc., ("SAM"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.45% of the first $50 million of the Fund's average daily net assets attributable to Investor Class Shares, 1.35% of the Fund's average daily net assets attributable to Investor Class Shares between $50 million and $100 million, and 1.25% of the Fund's average daily net assets attributable to Investor Class Shares in excess of $100 million through December 31, 2011. SAM may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and Fund operating expenses remain the same. Although your actual costs and returns might be different, based on these assumptions your costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$148	$794	$1,465	$3,261

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 88%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy ("Sustainable Issuers").

Sustainable Issuers include companies in SAM's universe of sustainable investments. SAM determines its universe of sustainable investments by analyzing economic, environmental and social criteria. Economic criteria include, without limitation, the issuer's codes of conduct, compliance policies, instances of corruption or bribery, corporate governance policies, risk and crisis management policies and certain industry specific criteria. Environmental criteria include, without limitation, the issuer's eco-efficiency, environmental reporting, and certain industry specific criteria. Finally, social criteria include, without limitation, the issuer's corporate citizenship, philanthropy, labor practices, human capital development practices, social reporting, ability to attract and retain talent, and certain industry specific criteria. SAM believes that these characteristics of Sustainable Issuers make them better equipped to identify and respond to the opportunities and risks presented by global trends. The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (generally at least 40% — unless market conditions are not deemed favorable by SAM, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund generally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. Under normal market conditions, the Fund expects that its investment in emerging markets will not exceed 30%. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

In selecting portfolio securities for the Fund, SAM first defines the eligible universe through its sustainability research. SAM starts with macro research, continues by screening companies for sustainability and eliminates companies that are too small or illiquid. Second, valuations of companies are conducted using SAM's unique models, which assess financial criteria as well as sustainability aspects pertaining to the environment and social criteria. Sustainability means striving to achieve economic success, while at the same time considering ecological and social objectives. In assessing sustainability, areas such as corporate strategy, corporate governance, transparency as well as product and service range of a company will be taken into consideration. Finally, SAM applies its bottom-up portfolio construction process, which utilizes the valuations of the companies, and is based on the discrepancy between security price and sustainable fair value and on the portfolio risk characteristics of the company's securities.

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund's assets will be invested in micro-, small- and mid-capitalization companies. Micro- and small-capitalization companies generally will have market capitalizations under $2 billion. Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion. Large capitalization companies generally will have capitalizations of over $10 billion. The Fund may also invest in securities of other investment companies, including exchange-traded funds ("ETFs") The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Sustainable Issuers. The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

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While SAM intends to fully invest the Fund's assets at all times in accordance with the above described policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure in response to adverse market, economic, political or other conditions, in cash and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers. When the Fund's assets are invested in cash or money market instruments, the Fund may not achieve its investment objective. SAM will determine when adverse market, economic, political or other conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

•  Sustainability Investment Criteria Risk. The Fund's sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Foreign Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Mid-Cap Company Investments Risk. Securities of companies with mid-cap capitalizations tend to be riskier than securities of companies with large-capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

•  Small-Cap Company Investments Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of

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such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Micro-Cap Securities Risk. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, investments in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

•  Derivatives Risk. The Fund's investments in derivative instruments such as options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

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Performance Information

No performance information is available for the Fund because the Fund has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Sustainable Asset Management USA, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022; and
Josefstrasse 318, CH-8005 Zurich, Switzerland

Portfolio Managers

Diego d'Argenio, CFA, Senior Portfolio Manager since 2005
Kai Fachinger, Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Investor Class shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Investor Class shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail: SAM Sustainable Global Active Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: PNC Bank, N.A. Philadelphia, Pennsylvania 19103 ABA# 0310-0005-3 Account # 86-1108-2507 F/B/O SAM Sustainable Global Active Fund Ref. (Shareholder Name; Account Number)

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

This section provides some additional information about the Funds' investments and certain portfolio management techniques that certain Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

The Funds' investment objectives may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds' Principal Investments and Risks

Derivative Contracts. The Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund and the SAM Sustainable Global Active Fund may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•  As a substitute for buying or selling currencies or securities.

The Robeco Boston Partners All-Cap Value Fund and the SAM Sustainable Global Active Fund may, but need not, use derivative contracts for the following purpose:

•  To seek to enhance the Fund's return in non-hedging situations.

Derivative contracts in which the Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund and SAM Sustainable Global Active Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Robeco Boston Partners Long/Short Research Fund and SAM Sustainable Global Active Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund will engage in short sales — including those that are not "against the box," which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

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Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. The number of issuers in the Funds' portfolios will vary over time.

Fixed Income Investments. The Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund may each invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts ("HOLDRS"). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts ("ADRs") of specific companies in a particular industry, sector or group. Each Fund does not presently intend to invest more than 5% of its respective net assets in HOLDRS.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The SAM Sustainable Global Active Fund will normally invest a significant portion of its assets in the equity securities and equity-related instruments issued by non-U.S. companies. Under normal market conditions, the SAM Sustainable Global Active Fund may invest up to 30% of its assets in issuers located in countries with emerging securities markets. The SAM Sustainable Global Active Fund will invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. SAM does currently intend to hedge foreign currency exposure in the SAM Sustainable Global Active Fund's portfolio. Further, the SAM Sustainable Global Active Fund may also from time to time enter into speculative currency positions independent of other positions in the Fund's portfolio.

The SAM Sustainable Global Active Fund may also invest in participatory notes. Participatory notes (commonly known as "P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar

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risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the SAM Sustainable Global Active Fund will generally be comprised of a portfolio diversified by country and geographic region.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay principal later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The last few years, the market for mortgage related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on a Fund to the extent it invests in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with their Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions with respect to the Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund) of each of the Funds, other than the SAM Sustainable Global Active Fund, are publicly available on Robeco's website at www.robecoinvest.com as of the end of each month, 15 days following the month end. The complete portfolio holdings of the SAM Sustainable Global Active Fund are publicly available as of the end of each calendar quarter (March 31, June 30, September 30 and December 31), 60 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

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MANAGEMENT OF THE FUNDS

Investment Advisers

Robeco and SAM (each an "Adviser," and together, the "Advisers") provide investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company's Board of Directors (the "Board of Directors"), each Adviser manages its respective Fund's or Funds' portfolio(s) and is responsible for the selection and management of all portfolio investments of its Fund(s) in accordance with the Funds' investment objectives and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, provides investment advisory services to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, the Robeco Boston Partners Long/Short Equity Fund and the Robeco Boston Partners Long/Short Research Fund. Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco Groep"). Founded in 1929, Robeco Groep is one of the world's oldest asset management organizations. Robeco provides investment management and investment advisory services to other institutional and proprietary accounts.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund's average daily net assets, 1.00% of the Small Cap Value Fund's average daily net assets, 0.80% of the All-Cap Value Fund's average daily net assets and 1.25% of the Robeco Boston Partners Long/Short Research Fund. Until December 31, 2011, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Long/Short Equity Fund, the Small Cap Value Fund, the All-Cap Value Fund and the Robeco Boston Partners Long/Short Research Fund of 2.75%, 1.55%, 0.95% and 2.25% (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, taxes or, for each Fund other than the Robeco Boston Partners Long/Short Research Fund, interest), respectively. There can be no assurance that Robeco will continue such waivers after December 31, 2011.

A discussion regarding the basis for the Company's Board of Directors approval of each Fund's investment advisory agreement with Robeco is available in the Funds' annual report to shareholders dated August 31, 2010, except the Robeco, Boston Partners Long/Short Research Fund's investment advisory agreement, which will be available in the Funds' semi-annual report to shareholders dated February 28, 2011.

Sustainable Asset Management USA, Inc.

SAM, located at 909 Third Avenue, 32nd Floor, New York, NY 10022 and Josefstrasse 218, CH-8005 Zurich, Switzerland, provides investment advisory services to the SAM Sustainable Global Active Fund. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM provides investment management and investment advisory services to other institutional and proprietary accounts.

A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the SAM Sustainable Global Active Fund is available in the Funds' annual report to shareholders dated August 31, 2010.

SAM has contractually agreed to waive a portion of its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the SAM Sustainable Global Active Fund to 1.45% of the first $50 million of the Fund's average daily net assets, 1.35% of the Fund's average daily net assets between $50 million and $100 million, and 1.25% of the Fund's average daily net assets in excess of $100 million. SAM may discontinue these arrangements at any time after December 31, 2011.

Portfolio Managers

The investment results for different strategies of the Advisers are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Advisers. This philosophy is then executed through a very disciplined investment process managed by the designated

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portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the respective Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary portfolio manager.

Mr. Dabora is a senior portfolio manager of Robeco responsible for the Robeco Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has twenty-three years of investment experience.

Mr. Gumpert is a portfolio manager for the Robeco Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He has eleven years of investment experience.

For the fiscal year ended August 31, 2010, the Fund paid 0.91% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.00%.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of Robeco. He is responsible for managing the Robeco Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Robeco Boston Partners Small Cap Value portfolios and an equity analyst. Mr. Ramallo joined the firm in 1995. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. He has fifteen years of investment experience.

For the fiscal year ended August 31, 2010, the Fund paid 0.45% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager.

Mr. Jones is a senior portfolio manager employed by Robeco and is a member of Robeco's Equity Strategy Committee. Mr. Jones also oversees the investment activities of Robeco's long/short strategy products which include the fund. Mr. Jones joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Robeco's Director of Research. Mr. Jones holds a B.A. degree in philosophy from Denison University. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Jones has twenty-two years of investment experience. Mr. Donovan is the Co-Chief Executive Officer as well as the Chairperson of Robeco's Equity Strategy Committee

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which oversees the investment activities of Robeco's $4.7 billion in large cap value institutional equity assets. Mr. Donovan joined Robeco in 1995. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Donovan has twenty-nine years of investment experience.

For the fiscal year ended August 31, 2010, the Fund paid 2.19% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 2.25%.

Robeco Boston Partners Long/Short Research Fund

Joseph F. Feeney, Jr. is Co-portfolio Manager for the Fund. He became Co-Chief Executive Officer of Robeco in 2008 and has been Chief Investment Officer-Equities since 2007. He is responsible for strategic and tactical operating decisions affecting Robeco and for overseeing all aspects of equity management including Robeco's Fundamental and Quantitative Research Groups. Mr. Feeney joined the firm in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. degree from the University of Chicago.

Eric S. Connerly is Co-portfolio Manager for the Fund. He is the Director of Research for Robeco and an equity portfolio manager for the Robeco Boston Partners 130/30 Large Cap Value portfolio. Prior to assuming these roles, he was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined Robeco in 1998 from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior thereto, he was a senior equity analyst at SEI Investments overseeing its small cap equity portfolios. Mr. Connerly holds a BSFS degree cum laude in development economics from Georgetown University and an MBA degree in security analysis and investment management, Beta Gamma Sigma, from Columbia Business School. He holds the Chartered Financial Analyst designation.

For the fiscal year ended August 31, 2010, the Robeco Boston Partners Long/Short Research Fund did not pay Robeco for any services because the Fund had not yet commenced operations.

SAM Sustainable Global Active Fund

Diego d'Argenio, CFA, serves as senior portfolio manger for the SAM Sustainable Global Active Fund. He has been dually employed by SAM and SAM AG since 2005. Prior to that, he worked for three years at ARCA Asset Management in Milan as equity portfolio manager and member of its investment committee in charge of tactical asset allocation development. He started his career in Kuwait Petroleum as a financial analyst. Mr. d'Argenio successfully pursued studies in economics with a major in finance at Rome University. In addition to that he holds a Masters degree in finance and investment banking and he holds a Chartered Financial Analyst designation.

Kai Fachinger serves as portfolio manager for the SAM Sustainable Global Active Fund. Mr. Fachinger joined SAM in 2007. Prior to that, he worked for one year as a financial engineer at Allianz Global Investors, where he was responsible for asset liability studies as well as for conception studies for life cycle and decumulation solutions. He earned his degree in Mathematical Finance from the University of Konstanz (Germany) in 2006.

For the fiscal year ended August 31, 2010, the SAM Sustainable Global Active Fund paid 0.00% (expressed as a percentage of average net assets) to SAM for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Marketing Arrangements

Each Adviser, or its affiliates may pay additional compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the Funds managed by the Adviser, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include,

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but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force; granting the Adviser access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution's customers.

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Other Service Providers

The following chart shows the Funds' service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

BNY Mellon Distributors Inc.
(formerly PFPC Distributors, Inc.)
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of shares and provides administrative services to beneficial shareholders of each Fund.

Transfer Agent and Dividend Disbursing Agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchase and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Adviser

Manages the Funds' investment activities.

Custodian

*PFPC Trust Company**
301 Bellevue Parkway
Wilmington, DE 19809

Holds the Funds' assets, settles all portfolio trades and collects income and maturity proceeds.

Fund Operations

Administrator and Fund Accounting Agent

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value, dividends and distributions.

Board of Directors

Supervises the Fund's activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. Each Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in good order. Each Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in good order.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, securities will be valued in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and (Robeco or SAM, individually the "Adviser") reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase

41

order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund and the SAM Sustainable Global Active Fund generally charge a redemption fee of 1% on shares redeemed within sixty days of purchase. The Robeco Boston Partners Long/Short Equity Fund generally charges a redemption fee of 2% on shares redeemed that have been held for less than one year. In addition, the Funds generally limit the number of exchanges to six (6) times per year (one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information — Redemption of Fund Shares" and "Shareholder Information — Exchange Privilege."

Pursuant to the policy adopted by the Board of Directors, the Advisers have developed criteria that they use to identify trading activity that may be excessive. Each Adviser reviews on a regular, periodic basis available information related to the trading activity in a Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, each Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time (see "Exchange Privilege" below). If, in its judgment, an Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. Each Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by BNY Mellon Investment Servicing (US) Inc. Distributors (the "Distributor"). The Board of Directors has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service

42

providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, BNY Mellon (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

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Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

[name of Fund] c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940	[name of Fund] c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account # 86-1108-2507
F/B/O [name of fund]
Ref. (Account Number)
Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco or SAM [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors' discretion, Robeco and SAM will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts

44

due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board of Directors' discretion, Robeco and SAM may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by financial intermediaries by arrangement with the Company;

b.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

c.  Employees of the Adviser and their spouses, parents and children;

d.  Directors of the Company; and

e.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Both Robeco and SAM, subject to the Board of Directors' discretion, reserve the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds' Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Effective July 26, 2010, the Robeco Boston Partners Long/Short Equity Fund was closed except to existing shareholders and certain other persons, as described above. Robeco reserves the right to reopen the Robeco Boston Partners Long/Short Equity Fund to new investments from time to time should the assets of the Fund decline by more than 5% from the date of the last closing of the Fund. If Robeco reopens the Robeco Boston Partners Long/Short Equity Fund pursuant to this paragraph, Robeco has discretion to close the Fund thereafter should the assets of the Fund increase by more than 5% from the date of the last reopening of the Fund.

Good Order. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

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You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund or the SAM Sustainable Global Active Fund redeems Shares held for less than 60 days, a transaction fee of 1% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed. (See "Transaction Fees on Certain Redemptions" below).

Redemption By Mail. Your redemption requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company

46

and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Transaction Fees on Certain Redemptions

The following Funds require the payment of a transaction fee equal to a percentage of the NAV of the Shares redeemed that are held for less than the indicated period of time in the chart below.

Fund	Fee	Shares held less than:
Robeco Boston Partners Small Cap Value Fund II	1.00%	60 Days
Robeco Boston Partners Long/Short Equity Fund	2.00%	1 Year
Robeco Boston Partners Long/Short Research Fund	1.00%	60 Days
SAM Sustainable Global Active Fund	1.00%	60 Days

This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Funds reserve the right, at their discretion, to

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waive, modify or terminate the additional transaction fee. Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund and the SAM Sustainable Global Active Fund will not be charged when Shares are involuntarily redeemed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after BNY Mellon's receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund or Robeco Boston Partners Long/Short Equity Fund Shares held for less than sixty days, one year or sixty days, respectively, (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and Robeco Boston Partners Long/Short Research Fund and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of the SAM Sustainable Global Active Fund Shares held for less than 60 days (with the exception of Shares purchased through the reinvestment of dividends and/or capital gain distributions and, for the SAM Sustainable Global Active Fund, with the exception of Shares held by defined contribution plans) will be subject to a transaction fee of 1% for the SAM Sustainable Global Active Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange

48

by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Investor Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption by Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

49

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of each Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Funds beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's

50

country of residence or incorporation, provided that the shareholder furnishes the Funds with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Funds is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Future Tax Treatment. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

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Appendix A

Prior Performance of Similarly Advised Account

Robeco has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Long/Short Research Fund. The table on the following page is provided to illustrate the past performance of Robeco in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2011) of the Fund's average daily net assets. The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner's capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since inception April 1, 2002)1,2,3,4

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.03)%	2.17%	2.67%	0.15%	(3.72)%	(3.47)%	4.01%	(3.71)%	5.95%
2009	(0.47)%	(5.50)%	3.55%	6.04%	3.67%	2.12%	2.15%	2.78%	(0.29)%	(0.75)%	2.80%	1.35%	18.36%
2008	1.24%	0.69%	(4.35)%	2.01%	2.77%	(3.25)%	0.98%	1.88%	(3.10)%	(4.68)%	(5.19)%	2.78%	(8.41)%
2007	0.97%	0.72%	0.60%	2.69%	1.29%	(0.69)%	(2.31)%	0.87%	2.36%	(0.75)%	0.78%	(0.62)%	5.97%
2006	1.82%	(1.19)%	0.17%	0.66%	(0.58)%	0.23%	0.59%	0.15%	0.18%	(0.07)%	0.30%	1.22%	3.50%
2005	(0.69)%	1.22%	0.31%	(0.64)%	(0.50)%	0.92%	2.41%	2.36%	2.29%	0.75%	0.39%	0.66%	9.83%
2004	0.45%	1.29%	2.39%	(1.14)%	(0.02)%	3.25%	0.98%	0.19%	1.41%	0.62%	5.48%	2.08%	18.16%
2003	0.28%	(3.55)%	0.04%	(1.72)%	(1.55)%	(0.06)%	0.11%	(1.35)%	(0.98)%	(0.11)%	0.64%	0.19%	(7.83)%
2002				0.10%	3.62%	(2.36)%	(1.44)%	1.96%	(2.36)%	0.15%	1.37%	1.82%	2.73%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%

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S&P 500 INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.73%	(7.83)%	18.16%	9.83%	3.50%	5.97%	(8.41)%	18.36%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended September 30, 2010)1,2,3,4
RETURN

	YTD	1 Year	2 Year	3 Year	5 year	7 Year	Since Inception
Pro Forma Net Of Fees	2.54%	6.03%	6.17%	3.38%	4.42%	6.88%	4.87%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2011) of the Fund's average daily net assets.

4  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

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Appendix B

Prior Performance of Similarly Advised Accounts

The SAM Sustainable Global Active Fund's portfolio managers are employees of both SAM and SAM's affiliate, SAM AG. The table below presents past performance information for the SAM Sustainable Global Active Composite (the "Global Active Composite"). The Global Active Composite consists of all separate accounts and/or commingled accounts managed by the Sustainable Global Active Fund's portfolio managers on behalf of SAM AG in a substantially similar manner as the Sustainable Global Active Fund. All of the accounts comprising the Global Active Composite have substantially similar investment objectives, policies and strategies as the Sustainable Global Active Fund. The information is provided to illustrate the past performance of the SAM Sustainable Global Active Fund's portfolio managers in managing substantially similar accounts and does not represent the performance of the SAM Sustainable Global Active Fund. Investors should not consider this performance information as a substitute for the performance of the SAM Sustainable Global Active Fund, nor should investors consider this information as an indication of the future performance of the SAM Sustainable Global Active Fund, SAM, or of SAM AG. The overall expenses of the accounts in the Global Active Composite are generally lower than those that would be experienced by the holders of Institutional Class shares of the Sustainable Global Active Fund and, therefore, the performance of the Institutional Class shares of the Sustainable Global Active Fund would generally be lower. However, the SAM Sustainable Global Active Fund's results in the future also may be different because the accounts in the Composite, are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Composite. In addition, the securities held by the SAM Sustainable Global Active Fund will not be identical to the securities held by the accounts in the Composite.

The performance of the Composite is also compared to the performance of a broad-based securities benchmark index appropriate to the SAM Sustainable Global Active Fund. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the SAM Sustainable Global Active Fund. Investors cannot invest directly in the index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

SAM SUSTAINABLE GLOBAL ACTIVE COMPOSITE
(Returns as of August 31, 2010)

Period	SAM Sustainable Global Active Composite Gross	SAM Sustainable Global Active Composite Net	MSCI World- Net Index
3 Months (June 1, 2010 – August 31, 2010)	-0.57%	-0.82%	0.50%
Year-to-Date (January 1, 2010 – August 31, 2010)	-4.39%	-5.03%	-6.17%
Since Inception January 1, 2005 – August 31, 2010)	1.22%	0.22%	0.63%

1  SAM AG is a Swiss-based asset manager.

2  The Global Active Composite is comprised of all separately managed, fully discretionary, fee-paying accounts under management with a similar investment mandate and an account market value greater than $10 million. The creation date of the Global Active Composite was January 1, 2005.

3  Composite performance was calculated using Global Investment Performance Standards (GIPSTM), although the Adviser is not a GIPS-compliant firm. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology, which may produce different results.

4  Account returns are market value weighted and calculated on a total return, time-weighted basis using trade date valuations. Returns reflect the reinvestment of dividends and other earnings and are net of commissions and transaction costs. Performance is expressed in U.S. Dollars. Performance is calculated in EUR and exchanged to U.S. Dollars using exchange rates as of the last day of the month.

54

5  Composite performance is presented gross and net of management fees and other expenses and includes the reinvestment of all income. The management fee schedule is as follows:

Assets from	up to:	Fee per annum
$0	$25 million	1.00%
$25 million	$50 million	0.90%
greater than	$50 million	0.80%

6  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The performance shown for the Index is net of foreign withholding taxes.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

55

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available free of charge upon request (see back cover for ordering instructions). The information for the period prior to the fiscal year ended August 31, 2007 was audited by the Fund's former independent registered public accounting firm.

	Robeco Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$10.11	$11.43	$21.02	$22.40	$24.35
Net investment income/(loss)	0.03 *	0.07 *	0.03 *	(0.07)*	(0.13)*
Net realized and unrealized gain/(loss) on investments	0.50	(1.20)	(1.92)	2.37	1.54
Total from investment operations	0.53	(1.13)	(1.89)	2.30	1.41
Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.11)	—	(0.02)	—
Net realized gains	—	(0.05)	(7.70)	(3.67)	(3.36)
Return of Capital	—	(0.03)	—	—	—
Total dividends and distributions to shareholders	(0.02)	(0.19)	(7.70)	(3.69)	(3.36)
Redemption fees	— (3)	— (3)	—	0.01	— (3)
Net asset value, end of period	$10.62	$10.11	$11.43	$21.02	$22.40
Total investment return (1)(2)	5.26%	(9.20)%	(10.40)%	10.26%	6.12%
Ratios/Supplemental Data
Net assets, end of period (000)	$61,260	$43,408	$65,370	$154,546	$230,362
Ratio of expenses to average net assets with waivers and reimbursements	1.55%	1.55%	1.64%	1.80%	1.77%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.63%	2.00%	1.79%	1.81%	1.78%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.25%	0.90%	0.19%	(0.32)%	(0.58)%
Portfolio turnover rate	43%	66%	54%	46%	34%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available free of charge upon request (see back cover for ordering instructions). The information for the period prior to the fiscal year ended August 31, 2007 was audited by the Fund's former independent registered public accounting firm.

	Robeco Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$12.52	$13.56	$16.41	$15.63	$15.49
Net investment income	0.07 *	0.16 *	0.16 *	0.11 *	0.11 *
Net realized and unrealized gain/(loss) on investments	0.31	(1.03)	(1.51)	2.06	1.03
Total from investment operations	0.38	(0.87)	(1.35)	2.17	1.14
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.08)	(0.11)	(0.09)	(0.05)
Net realized gains	—	(0.09)	(1.39)	(1.30)	(0.95)
Total dividends and distributions to shareholders	(0.11)	(0.17)	(1.50)	(1.39)	(1.00)
Net asset value, end of period	$12.79	$12.52	$13.56	$16.41	$15.63
Total investment return (1)(2)	3.01%	(6.15)%	(8.82)%	14.16%	7.72%
Ratios/Supplemental Data
Net assets, end of period (000)	$13,016	$5,187	$3,164	$4,021	$3,739
Ratio of expenses to average net assets with waivers and reimbursements	1.03%	1.20%	1.20%	1.20%	1.34%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.39%	1.75%	1.95%	2.49%	3.19%
Ratio of net investment income to average net assets with waivers and reimbursements	0.55%	1.51%	1.10%	0.67%	0.69%
Portfolio turnover rate	48%	55%	44%	45%	51%

*  Calculated based on average shares outstanding.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees are reflected in total return calculations.

57

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available free of charge upon request (see back cover for ordering instructions). The information for the period prior to the fiscal year ended August 31, 2007 was audited by the Fund's former independent registered public accounting firm.

	Robeco Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$15.31	$15.17	$16.97	$18.36	$17.74
Net investment loss	(0.40)*	(0.25)*	(0.39)*	(0.26)*	(0.30)*
Net realized and unrealized gain/(loss) on investments	1.84	2.87	0.49	0.73	2.38
Total from investment operations	1.44	2.62	0.10	0.47	2.08
Dividends and distributions to shareholders from:
Net realized gains	—	(2.48)	(1.90)	(1.86)	(1.47)
Total dividends and distributions to shareholders	—	(2.48)	(1.90)	(1.86)	(1.47)
Redemption fees	0.05	— (3)	— (3)	— (3)	0.01
Net asset value, end of period	$16.80	$15.31	$15.17	$16.97	$18.36
Total investment return (1)(2)	9.73%	29.63%	0.88%	2.35%	12.69%
Ratios/Supplemental Data
Net assets, end of period (000)	$82,088	$30,980	$7,728	$14,664	$20,706
Ratio of expenses to average net assets with waivers and reimbursements	3.65%	3.55%	4.23%	3.69%	3.48%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.75%	2.75%	2.75%	2.75%	2.75%
Ratio of expenses to average net assets without waivers and reimbursements	3.70%	4.19%	4.61%	3.85%	3.65%
Ratio of net investment loss to average net assets with waivers and reimbursements	(2.35)%	(2.09)%	(2.51)%	(1.42)%	(1.77)%
Portfolio turnover rate	81%	172%	124%	93%	109%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

58

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the period indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2010 and is available at no cost upon request (see back cover for ordering instructions).

	SAM Sustainable Global Active Fund
	For the Year Ended August 31, 2010	For the Period June 18, 2009** through August 31, 2009
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$11.30	$10.13
Net investment income	0.16 *	—	*(4)
Net realized and unrealized gain on investments	0.46	1.17
Total from investment operations	0.62	1.17
Dividends and distributions to shareholders from:
Net investment income	(0.04)	—
Net realized gains	(0.90)
Total dividends and distributions to shareholders	(0.94)	—
Redemption fees	— (3)	—
Net asset value, end of period	$10.98	$11.30
Total investment return (1)(2)	5.14%	11.55%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$9.00	$4.00
Ratio of expenses to average net assets with waivers and reimbursements	1.45%	1.45	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	3.06%	4.20	%(4)
Ratio of net investment income to average net assets with waivers and reimbursements	1.38%	13	%(4)
Portfolio turnover rate	88%	2	%(5)

*  Calculated based on average shares outstanding for the period.

**  Commencement of operations.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees are reflected in total return calculations.

(3)  Amount is less than $0.01.

(4)  Annualized.

(5)  Not Annualized.

59

ROBECO INVESTMENT FUNDS
of
The RBB Fund, Inc.

(888) 261-4073
http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2010 has been filed with the SEC. The SAI, which include additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser's website at http://www.robecoinvest.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

THE SCHNEIDER
SMALL CAP
VALUE FUND

TICKER: SCMVX

of The RBB Fund, Inc.

PROSPECTUS

December 31, 2010

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

  December 31, 2010

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund's service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION	1

Investment Goal	1

Expenses and Fees	1

Risk/Return Information	2

Management of the Fund	4

Purchase and Sale of Fund Shares	4

Tax Information	4

Payments to Broker-Dealers and Other Financial Intermediaries	4

ADDTIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	5

ADDITIONAL INFORMATION ON RISKS OF INVESTING IN THE FUND	6

MANAGEMENT OF THE FUND	7

Investment Adviser	7

Portfolio Manager	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing of Fund Shares	9

Market Timing	9

Purchase of Fund Shares	10

Redemption of Fund Shares	12

Dividends and Distributions	14

Taxes	15

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Goal

The Schneider Small Cap Value Fund (the "Fund") seeks long-term capital growth by investing primarily in common stocks of companies that have capitalizations that are less than the largest company in the Russell 2000® Index ("small cap companies") and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Dales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	1.75%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.43%
Fee Waivers and Expense Reimbursements[1]	0.28%
Net Expenses	1.15%

1  The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2011, to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$425	$755	$1,689

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83.39% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in small cap companies. As of November 30, 2010, the market capitalization range of the companies held by the Fund was $7.6 million to $11.5 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund invests primarily in common stock of companies the Adviser believes are undervalued. The fund may invest in convertible securities without regard to their credit ratings. The Fund may also invest up to 20% of the value of its net assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

Principal Risks

■  The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer, and any call provision.

■  Stocks of small companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies.

■  Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

■  Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

Risk/Return Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.schneidercap.com or 1-888-520-3277.

2

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 39.11% (Qtr. ended June 30, 2009)

Worst Quarter: (30.44%) (Qtr. ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 10.38%

Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2009

	1 Year	5 Years	10 Years	Since Inception
Before Taxes	54.04%	(1.91)%	10.99%	15.67%
After Taxes on Distributions[1]	53.74%	(3.55)%	8.11%	12.40%
After Taxes on Distributions and Sale of Fund Shares	35.11%	(1.81)%	8.66%	12.69%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)[2]	20.58%	(0.01)%	8.27%	8.20%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

2  The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with greater-than-average value orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios. As of November 30, 2010, the market capitalization range of the companies in the Russell 2000® Value Index is $24.3 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change.

3

Management of the Fund

Investment Adviser

Schneider Capital Management Company

Portfolio Manager

Arnold C. Schneider III
President and Chief Investment Officer
Since 1996

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment
$20,000	$2,500

Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open and through the means described below.

Purchase and Redemption by Mail:

Regular Mail: Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9837 Providence, RI 02940	Overnight Delivery: Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A. Philadelphia, Pennsylvania 19103 ABA# 0310-0005-3 Account #86-0172-6452 F/B/O Schneider Small Cap Value Fund Ref. (Shareholder or Account Name; Account Number)

Redemption by Telephone:

Call the Transfer Agent at 1-888-520-3277

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Additional Information on the Fund's Investment Objective and Principal Strategies

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000® Index and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

■  have low price-to-earnings and low price-to-book value ratios; and

■  are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund may sell securities when the Adviser believes:

■  a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

■  a security appreciates in value to the point that it is considered to be overvalued;

■  the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

■  an issuer's earnings potential is in jeopardy.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business may be in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial

5

institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor's, Moody's Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market, economic, political or other conditions warrant temporary defensive measures.

Additional Information on Risks of Investing in the Fund

Investing in the Fund involves the following risks:

Small Company Risk. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Foreign Security Risk. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

■  seizure, expropriation or nationalization of a company's assets;

■  less publicly available information and differing regulations and standards;

■  the impact of political, social or economic instability, or diplomatic events; and

■  securities that are less liquid and harder to value than those of a U.S. issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Value Stock Risk. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Temporary Investment Risk. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may

6

also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

Investment Adviser

The Adviser's principal address is 460 East Swedesford Road, Suite 2000, Wayne, PA 19087. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $2.4 billion as of November 30, 2010. The Adviser is 100% employee-owned, and was founded in 1996.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to the extent that the Fund's total annual operating expenses (excluding certain items) exceed 1.15%. For the fiscal year ended August 31, 2010, after waivers, the Adviser has received 0.72% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2010.

Portfolio Manager

The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

7

Other Service Providers

The following chart shows the Fund's service providers and includes their addresses and principal activities.

8

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be valued in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any

9

loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.75% on shares held for less than one year. For further information on redemptions, please see the section entitled "Shareholder Information — Redemptions of Fund Shares."

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by BNY Mellon Investment Servicing (US) Inc. ("Transfer Agent") in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers ("Service Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Small Cap Value Fund. Third party endorsed checks or foreign checks will not be accepted.

10

Schneider Small Cap Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9837
Providence, RI 02940

or overnight to:

Schneider Small Cap Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account #86-0172-6452
F/B/O Schneider Small Cap Value Fund
Ref. (Shareholder or Account Name; Account Number)

Federal funds wire purchases will be accepted only on days when the Fund and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Small Cap Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at (888) 520-3277, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only

11

to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  employees of the Adviser and their families, and

c.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Fund shares by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Schneider Small Cap Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Small Cap Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, and must include:

■  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

12

■  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

■  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.75% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

Systematic Withdrawal Plan. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional

13

shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund does not require the payment of a transaction fee on redemptions of shares held for less than one year that are redeemed pursuant to a systematic withdrawal plan. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

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The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are

15

disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of the Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Fund beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Future Tax Treatment. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the Fund's SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Per Share Operating Performance
Net asset value, beginning of year	$12.34	$14.54	$19.06	$21.96	$24.94
Net investment income/(loss)	(0.11)	0.12	0.16	0.43	0.05
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.01	(2.20)	(3.81)	0.15	1.66
Net increase/(decrease) in net assets resulting from operations	0.90	(2.08)	(3.65)	0.58	1.71
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.18)	(0.32)	(0.20)	—
Net realized capital gains	—	— †	(0.55)	(3.28)	(4.69)
Total dividends and distributions to shareholders	(0.07)	(0.18)	(0.87)	(3.48)	(4.69)
Redemption fees	0.02	0.06	— †	— †	— †
Net asset value, end of year	$13.19	$12.34	$14.54	$19.06	$21.96
Total investment return(1)	7.48%	(13.20)%	(19.78)%	0.72%	7.79%
Ratio/Supplemental Data
Net assets, end of year (000's omitted)	$73,243	$98,283	$91,691	$101,052	$105,092
Ratio of expenses to average net assets(2)	1.15%	1.14%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.43%	1.42%	1.49%	1.50%	1.56%
Ratio of net investment income to average net assets(2)	(0.65)%	0.97%	0.92%	1.81%	0.29%
Portfolio turnover rate	83.39%	122.36%	116.34%	75.21%	91.45%

†  Amount is less than $0.005 per share.

(1)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Reflects waivers and reimbursements.

17

THE SCHNEIDER SMALL CAP VALUE FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, are available on the Adviser's website at www.schneidercap.com or may be obtained free of charge by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

Purchases and Redemptions

Call your registered representative or (888) 520-3277.

Written Correspondence

Post Office Address:	Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9837 Providence, RI 02940

Street Address:	Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

THE SCHNEIDER
VALUE FUND

TICKER: SCMLX

of The RBB Fund, Inc.

This prospectus gives vital information about the Schneider Value Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

PROSPECTUS

December 31, 2010

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

  December 31, 2010

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund's service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION	1

Investment Goal	1

Expenses and Fees	1

Risk/Return Information	2

Management of the Fund	4

Purchase and Sale of Fund Shares	4

Tax Information	4

Payments to Broker-Dealers and Other Financial Intermediaries	4

ADDTIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	5

ADDITIONAL INFORMATION ON RISKS OF INVESTING IN THE FUND	6

MANAGEMENT OF THE FUND	6

Investment Adviser	6

Portfolio Manager	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing of Fund Shares	9

Market Timing	9

Purchase of Fund Shares	10

Redemption of Fund Shares	12

Dividends and Distributions	14

Taxes	15

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Goal

The Schneider Value Fund (the "Fund") seeks long-term capital growth by investing primarily in common stocks of companies that have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 90 days, if applicable)	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.03%
Fee Waivers and Expense Reimbursements[1]	(0.13)%
Net Expenses	0.90%

1  The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2011, to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.90%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$315	$556	$1,248

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79.30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 65% of the Fund's net assets (including borrowings for investment purposes) will be invested in companies with capitalizations, of at least $1 billion or greater. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios. The Fund invests primarily in common stock of companies the Adviser believes are undervalued. The fund may invest in convertible securities without regard to their credit ratings. The Fund may also invest up to 20% of the value of its net assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

Principal Risks

■  The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer, and any call provision.

■  Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

■  Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

Risk/Return Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.schneidercap.com or 1-888-520-3277.

2

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 27.80% (Qtr. ended September 30, 2009)

Worst Quarter:(29.81)% (Qtr. ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2010: 3.68%

Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2009

	1 Year	5 Years	Since Inception*
Before Taxes	39.18%	(4.25)%	8.28%
After Taxes on Distributions[1]	38.11%	(5.54)%	6.84%
After Taxes on Distributions and Sale of Fund Shares	25.43%	(3.97)%	6.70%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[2]	19.69%	(0.25)%	7.00%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

2  The Russell 1000® Value Index is an unmanaged index composed of the securities in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is comprised of the 1,000 largest U.S. companies based on total market capitalization.

3

Management of the Fund

Investment Adviser

Schneider Capital Management Company

Portfolio Manager

Arnold C. Schneider III
President and Chief Investment Officer
Since 2002

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

$20,000	$2,500

Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open and through the means described below.

Purchase and Redemption by Mail:

Regular Mail: Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9837 Providence, RI 02940	Overnight Delivery: Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A. Philadelphia, Pennsylvania 19103 ABA# 0310-0005-3 Account #86-0172-6452 F/B/O Schneider Value Fund Ref. (Shareholder or Account Name; Account Number)

Redemption by Telephone:

Call the Transfer Agent at 1-888-520-3277

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Additional Information on the Fund's Investment Objective and Principal Strategies

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations of $1 billion or greater and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or principal investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

■  have low price-to-earnings and low price-to-book value ratios; and

■  are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund may sell securities when the Adviser believes:

■  a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

■  a security appreciates in value to the point that it is considered to be overvalued;

■  the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

■  an issuer's earnings potential is in jeopardy.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business may be in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor's, Moody's Investors Service or Fitch, Inc. and unrated commercial paper determined to be of

5

comparable quality by the Adviser. The Adviser will determine when market, economic, political or other conditions warrant temporary defensive measures.

Additional Information on Risks of Investing in the Fund

Investing in the Fund involves the following risks:

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Foreign Security Risk. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

■  seizure, expropriation or nationalization of a company's assets;

■  less publicly available information and differing regulations and standards;

■  the impact of political, social or economic instability, or diplomatic events; and

■  securities that are less liquid and harder to value than those of a U.S. issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Value Stock Risk. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Temporary Investment Risk. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

Investment Adviser

The Adviser's principal address is 460 East Swedesford Road, Suite 2000, Wayne, PA 19087. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $2.4 billion as of November 30, 2010. The Adviser is 100% employee-owned, and was founded in 1996.

6

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and reimburse expenses through December 31, 2011, to the extent that the Fund's total annual operating expenses (excluding certain items) exceed 0.90%.For the fiscal year ended August 31, 2010, after waivers, the Adviser received 0.57% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2010.

Portfolio Manager

The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

7

Other Service Providers

The following chart shows the Fund's service providers and includes their addresses and principal activities.

8

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be valued in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any

9

loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.00% on shares redeemed within 90 days of purchase. For further information on redemptions, please see the section entitled "Shareholder Information — Redemptions of Fund Shares."

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by BNY Mellon Investment Servicing (US) Inc. ("Transfer Agent") in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers ("Service Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Value Fund. Third party endorsed checks or foreign checks will not be accepted.

10

Schneider Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9837
Providence, RI 02940

or overnight to:

Schneider Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA# 0310-0005-3
Account #86-0172-6452
F/B/O Schneider Value Fund
Ref. (Shareholder or Account Name; Account Number)

Federal funds wire purchases will be accepted only on days when the Fund and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at (888) 520-3277, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only

11

to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  employees of the Adviser and their families, and

c.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Schneider Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

■  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

■  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more,

12

or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

■  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

Systematic Withdrawal Plan. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account,

13

particularly in the event of a market decline. The Fund does not require the payment of a transaction fee on redemptions of shares held for less than 90 days that are redeemed pursuant to a systematic withdrawal plan. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

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Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

15

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of the Fund will generally be exempt from U.S. tax. In addition, for taxable years of the Fund beginning before January 1, 2012, distributions attributable to interest income from U.S. sources or short-term capital gains will generally be exempt from U.S. tax. All other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Future Tax Treatment. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2012.

More information about taxes is contained in the Fund's SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

16

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$12.14	$16.37	$23.13	$21.16	$20.55
Net investment income	0.08	0.34	0.37	0.14	0.10
Net realized and unrealized gain from investments and foreign currency transactions	(0.23)	(4.14)	(5.89)	2.99	1.99
Net increase/(decrease) in net assets resulting from operations	(0.15)	(3.80)	(5.52)	3.13	2.09
Dividend and distributions to shareholders from:
Net investment income	(0.27)	(0.43)	(0.14)	(0.08)	(0.08)
Net realized capital gains	—	—	(1.10)	(1.08)	(1.40)
Total dividends and distributions to shareholders	(0.27)	(0.43)	(1.24)	(1.16)	(1.48)
Redemption fees†	—	—	—	—	—
Net asset value, end of period	$11.72	$12.14	$16.37	$23.13	$21.16
Total investment return(1)	(1.30)%	(22.06)%	(25.05)%	14.88%	10.85%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$98,953	$118,467	$225,036	$364,793	$139,288
Ratio of expenses to average net assets(2)	0.90%	0.88%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.03%	1.14%	1.09%	1.12%	1.27%
Ratio of net investment income to average net assets(2)	0.52%	2.24%	1.61%	0.77%	0.69%
Portfolio turnover rate	79.30%	107.13%	101.98%	131.75%	104.92%

†  Amount is less than $0.005 per share.

(1)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Reflects waivers and reimbursements.

17

THE SCHNEIDER VALUE FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, are available on the Adviser's website at www.schneidercap.com or may be obtained free of charge by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

Purchases and Redemptions

Call your registered representative or (888) 520-3277.

Written Correspondence

Post Office Address:	Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9837 Providence, RI 02940

Street Address:	Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Prospectus

Aston Money Market Fund

Bedford Shares of the Money Market Portfolio*

Ticker - BDMXX

December 31, 2010

A diversified, actively managed fund family with a process-driven approach to investing.

*  A money market portfolio of The RBB Fund, Inc. offered in connection with the Aston Funds

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS  December 31, 2010

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6

PORTFOLIO MANAGEMENT	7

Investment Adviser	7

Disclosure of Portfolio Holdings	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing Shares	9

Market Timing	9

Purchase of Shares	10

Redemption of Shares	12

Dividends and Distributions	14

Taxes	14

DISTRIBUTION ARRANGEMENTS	16

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.45%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.19%
Fee Waivers and Expense Reimbursements	0.28%
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Reimbursements	0.91%

1.  Management fees include investment advisory and administration fees. The Adviser has voluntarily agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Service (12b-1) Fees) do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$93	$350	$627	$1,418

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality

1

corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

2

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)

Worst Quarter:	0.00%	(quarter ended December 31, 2009)

Year-to-date total return for the nine months ended September 30, 2010:  0.03%

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Average Annual Total Returns for the Years Ended December 31, 2009

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.19%	2.73%	2.46%

Current Yield: The seven-day yield for the period ended December 31, 2009 for the Portfolio was 0.01%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Institutional Management Corporation

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange is open and through the means described below.

Regular Mail:	Overnight Mail:

The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A.
Philadelphia, PA
ABA-0310-0005-3
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800) 888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

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Taxes

The Company intends to make distributions that may be taxed as ordinary income or capital gains. The Company contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States. BIMC and its affiliates had approximately $3.446 trillion in assets under management as of September 30, 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2010. The Adviser has agreed to waive a portion of these fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Servicing (12b-1) Fees) do not exceed 0.25% through December 31, 2011. For the fiscal year ended August 31, 2010, after waivers, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2010.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the Statement of Additional Information ("SAI").

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Other Service Providers

The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. In 2011, the SIFMA recommends a 2:00 p.m. close on April 21, May 27, November 25, December 23 and December 30.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days. (iii) revoke a shareholder's privilege to purchase Portfolio shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will

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apply the criteria in a manner that, in the Adviser's judgment, will be uniform. There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase

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orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to BNY Mellon's account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA
ABA-0310-0005-3.
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

C.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The

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Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Company's transfer agent, BNY Mellon. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon

12

nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right

13

of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record

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on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2012, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

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DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield of at least 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

16

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP ("Deloitte & Touche"), the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with Deloitte & Touche's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0074	0.0307	0.0447	0.0388
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0074	0.0307	0.0447	0.0388
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0074)	(0.0307)	(0.0447)	(0.0388)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.74%	3.12%	4.56%	3.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$593,570	$545,194	$319,387	$218,914	$150,657
Ratios of expenses to average net assets (a)	0.31%	0.69%	0.90%	0.90%	0.85%
Ratios of net investment income to average net assets	0.02%	0.65%	2.94%	4.47%	3.81%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.18%, 1.24%, 1.23%, 1.29% and 1.34% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(b)  Amount is less than $0.00005 per share.

17

THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Aston Funds
P.O. Box 9765
Providence, RI 02940

Aston Funds Investor Information

Shareholder Services
Telephone

800-992-8151

Standard Mail

Aston Funds
P.O. Box 9765
Providence, RI 02940

Overnight Mail

Aston Funds
101 Sabin Street
Pawtucket, RI 02860

Web Site

www.astonfunds.com

Investment Company Act ﬁle number 811-05518

AST BED MMF 11

Highland Funds
Investor Information

Shareholder Services

Telephone

877.665.1287

Web

www.highlandfunds.com

Standard Mail

Highland Funds
P O Box 9816
Providence, RI 02940

Overnight Mail

Highland Funds
101 Sabin Street
Pawtucket, RI 02860

Highland Money Market Fund

Bedford Shares
of the
Money Market Portfolio*

Prospectus
December 31, 2010

HLC-MMKPROS-123110

* A money market portfolio of The RBB Fund, Inc. offered in connection with Highland Funds

THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS  December 31, 2010

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6

PORTFOLIO MANAGEMENT	7

Investment Adviser	7

Disclosure of Portfolio Holdings	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing Shares	9

Market Timing	9

Purchase of Shares	10

Redemption of Shares	12

Dividends and Distributions	14

Taxes	14

DISTRIBUTION ARRANGEMENTS	16

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.45%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.19%
Fee Waivers and Expense Reimbursements	0.28%
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Reimbursements	0.91%

1.  Management fees include investment advisory and administration fees. The Adviser has voluntarily agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Service (12b-1) Fees) do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$93	$350	$627	$1,418

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality

1

corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

2

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)

Worst Quarter:	0.00%	(quarter ended December 31, 2009)

Year-to-date total return for the nine months ended September 30, 2010:  0.03%

3

Average Annual Total Returns for the Years Ended December 31, 2009

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.19%	2.73%	2.46%

Current Yield: The seven-day yield for the period ended December 31, 2009 for the Portfolio was 0.01%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Institutional Management Corporation

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange is open and through the means described below.

Regular Mail:	Overnight Mail:

The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A.
Philadelphia, PA
ABA-0310-0005-3
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800) 888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

4

Taxes

The Company intends to make distributions that may be taxed as ordinary income or capital gains. The Company contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

6

PORTFOLIO MANAGEMENT

Investment Adviser

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States. BIMC and its affiliates had approximately $3.446 trillion in assets under management as of September 30, 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2010. The Adviser has agreed to waive a portion of these fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Servicing (12b-1) Fees) do not exceed 0.25% through December 31, 2011. For the fiscal year ended August 31, 2010, after waivers, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2010.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the Statement of Additional Information ("SAI").

7

Other Service Providers

The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

8

SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. In 2011, the SIFMA recommends a 2:00 p.m. close on April 21, May 27, November 25, December 23 and December 30.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days. (iii) revoke a shareholder's privilege to purchase Portfolio shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will

9

apply the criteria in a manner that, in the Adviser's judgment, will be uniform. There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase

10

orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to BNY Mellon's account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA
ABA-0310-0005-3.
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

C.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The

11

Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Company's transfer agent, BNY Mellon. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon

12

nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right

13

of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record

14

on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2012, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

15

DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield of at least 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP ("Deloitte & Touche"), the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with Deloitte & Touche's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0074	0.0307	0.0447	0.0388
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0074	0.0307	0.0447	0.0388
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0074)	(0.0307)	(0.0447)	(0.0388)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.74%	3.12%	4.56%	3.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$593,570	$545,194	$319,387	$218,914	$150,657
Ratios of expenses to average net assets (a)	0.31%	0.69%	0.90%	0.90%	0.85%
Ratios of net investment income to average net assets	0.02%	0.65%	2.94%	4.47%	3.81%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.18%, 1.24%, 1.23%, 1.29% and 1.34% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(b)  Amount is less than $0.00005 per share.

17

THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Bedford Shares

of The RBB Money Market Portfolio

Managed by BlackRock Institutional Management Corporation

Prospectus

December 31, 2010

www.sharebuilder.com

Mutual fund products are: Not FDIC insured. Not bank guaranteed. May lose value.

ShareBuilder Securities Corporation is a subsidiary of ING Bank, fsb.

THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS  December 31, 2010

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6

PORTFOLIO MANAGEMENT	7

Investment Adviser	7

Disclosure of Portfolio Holdings	7

Other Service Providers	8

SHAREHOLDER INFORMATION	9

Pricing Shares	9

Market Timing	9

Purchase of Shares	10

Redemption of Shares	12

Dividends and Distributions	14

Taxes	14

DISTRIBUTION ARRANGEMENTS	16

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.45%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.19%
Fee Waivers and Expense Reimbursements	0.28%
Total Annual Portfolio Operating Expenses After Fee Waivers and Expense Reimbursements	0.91%

1.  Management fees include investment advisory and administration fees. The Adviser has voluntarily agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Service (12b-1) Fees) do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$93	$350	$627	$1,418

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality

1

corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

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•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)

Worst Quarter:	0.00%	(quarter ended December 31, 2009)

Year-to-date total return for the nine months ended September 30, 2010:  0.03%

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Average Annual Total Returns for the Years Ended December 31, 2009

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.19%	2.73%	2.46%

Current Yield: The seven-day yield for the period ended December 31, 2009 for the Portfolio was 0.01%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Institutional Management Corporation

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange is open and through the means described below.

Regular Mail:	Overnight Mail:

The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Purchase by Wire:

PNC Bank, N.A.
Philadelphia, PA
ABA-0310-0005-3
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800) 888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

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Taxes

The Company intends to make distributions that may be taxed as ordinary income or capital gains. The Company contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States. BIMC and its affiliates had approximately $3.446 trillion in assets under management as of September 30, 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2010. The Adviser has agreed to waive a portion of these fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses (excluding Distribution and Servicing (12b-1) Fees) do not exceed 0.25% through December 31, 2011. For the fiscal year ended August 31, 2010, after waivers, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2010.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the Statement of Additional Information ("SAI").

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Other Service Providers

The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. In 2011, the SIFMA recommends a 2:00 p.m. close on April 21, May 27, November 25, December 23 and December 30.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days. (iii) revoke a shareholder's privilege to purchase Portfolio shares (including exchanges), or (iv) limit the amount of any exchange. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will

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apply the criteria in a manner that, in the Adviser's judgment, will be uniform. There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase

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orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to BNY Mellon's account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA
ABA-0310-0005-3.
FROM: (shareholder or account name)
ACCOUNT NUMBER: (assigned account number)
FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)
AMOUNT: (amount to be invested)

C.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The

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Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Company's transfer agent, BNY Mellon. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon

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nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right

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of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record

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on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2012, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

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DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield of at least 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP ("Deloitte & Touche"), the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with Deloitte & Touche's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0074	0.0307	0.0447	0.0388
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0074	0.0307	0.0447	0.0388
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0074)	(0.0307)	(0.0447)	(0.0388)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.74%	3.12%	4.56%	3.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$593,570	$545,194	$319,387	$218,914	$150,657
Ratios of expenses to average net assets (a)	0.31%	0.69%	0.90%	0.90%	0.85%
Ratios of net investment income to average net assets	0.02%	0.65%	2.94%	4.47%	3.81%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.18%, 1.24%, 1.23%, 1.29% and 1.34% for the years ended August 31, 2010, 2009, 2008, 2007 and 2006 respectively.

(b)  Amount is less than $0.00005 per share.

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THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2010, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Customer Care

For questions regarding your ShareBuilder account please call 1-800-SHRBLDR (1-800-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

Written Correspondence

Post Office Address:	ShareBuilder – Bedford Shares of The RBB Money Market Portfolio c/o ING Direct/Sharebuilder Securities Corporation P.O. Box 4249 Seattle, WA 98194-0249

Street Address:	ShareBuilder – Bedford Shares of The RBB Money Market Portfolio c/o ING Direct/Sharebuilder Securities Corporation 83 South King Street; Suite 700 Seattle, WA 98104

INVESTMENT COMPANY ACT FILE NO. 811-05518

BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO

OF

THE RBB FUND, INC.

Ticker: BDMXX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

This Statement of Additional Information (“SAI”) provides information about the Company’s Bedford Class of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”). This information is in addition to the information that is contained in the Bedford Family Money Market Portfolio Prospectus dated December 31, 2010 (the “Prospectus”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio’s Annual Report dated August 31, 2010. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio’s Prospectus and Annual Report may be obtained free of charge by telephoning (800) 888-9723. No other part of the Annual Report is incorporated by reference herein.

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Bedford Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”) serves as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Principal Investment Strategies and Risks

Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations (“CMOs”) issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered for industry concentration purposes (see “Fundamental Investment Limitations and Policies”). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Bank Obligations. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable

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to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations (“NRSRO”) or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio’s investment adviser in accordance with guidelines approved by the Company’s Board of Directors.

Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper (“CCP”), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

Eligible Securities. The Portfolio will only purchase “eligible securities” that present minimal credit risks as determined by the Adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations (“NRSROs”) in the two highest short-term rating categories for such securities (e.g., commercial paper rated “A-1” or “A-2,” by Standard & Poor’s® Ratings Services (“S&P®”), or rated “Prime-1” or “Prime-2” by Moody’s Investor’s Service, Inc. (“Moody’s”), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above (“comparable obligations”); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO (“Unrated Securities”), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac’) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).

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Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Portfolio may invest in multiple class pass-through securities, including CMOs. These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Portfolio may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Portfolio is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Portfolio may consequently experience losses in respect of such mortgage-related security.

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Municipal Obligations. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company’s Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this SAI.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio’s investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio’s investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

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The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio’s adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

Section 4(2) Paper. “Section 4(2) paper” is commercial paper which is issued in reliance on the “private placement” exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” below.

U.S. Government Obligations. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the GNMA and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

The Portfolio’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Variable Rate Demand Instruments. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued or Delayed Delivery Securities. The Portfolio may purchase “when-issued” and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase “when-issued” securities will not exceed 25% of the value of the Portfolio’s total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

Special Note Regarding Market Events. Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolio’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are

6

unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s holdings.

Non-Principal Investment Policies and Risks

Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, “GICs”), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. GICs are considered illiquid securities and will be subject to the Portfolio’s 5% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Illiquid Securities. The Portfolio may not invest more than 5% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio’s investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio’s investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Portfolio’s Adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

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Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Stand-By Commitments. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, “Municipal Obligations”) held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio’s option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser’s opinion, present minimal credit risks. The Portfolio’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value (“NAV”). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations and Policies

A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

The Company’s Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

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The Portfolio may not:

1.                       borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio’s net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio’s securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

2.                       purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

3.                       underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be an underwriting;

4.                       make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

5.                       purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

6.                       purchase or sell commodities or commodity contracts;

7.                       invest in oil, gas or mineral exploration or development programs;

8.                       make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

9.                       purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

10.                 make investments for the purpose of exercising control or management;

11.                 purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio’s assets may be invested without regard to this 5% limitation;

12.                 purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio’s assets and may make time deposits;

13. *       purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry;

14.                 invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations; and

15.                 issue any class of senior security or to sell any senior security of which it is the issuer, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

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*                         With respect to this limitation, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without shareholder approval, however, any change would be subject to any applicable requirements of the SEC and would be disclosed in the Prospectus prior to being made.

Non-Fundamental Investment Limitations and Policies

A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

1.                       The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. “First Tier Securities” include eligible securities that:

(i)       if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;

(ii)      if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

(iii)     have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or

(iv)     are Unrated Securities that are determined to be of comparable quality to such securities.

2.                       Second Tier Securities (which are eligible securities other than First Tier Securities) to 3% of its total assets; and

3.                       Second Tier Securities of one issuer to one-half of one percent.

In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if, after the acquisition of the Guarantees or Demand Features, the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio’s total assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Portfolio shareholders. The policies relating to the disclosure of the Portfolio’s securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q and Form N-MFP or such other filings,

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reports or disclosure documents as the applicable regulatory authorities may require.  Month-end schedules of investments are available at www.rbbfund.com as required by Rule 2a-7 under the 1940 Act.

The Company may distribute or authorize the distribution of information about portfolio holdings that is not publicly available to its third-party service providers on an ongoing basis to the extent and at such times as are necessary for such entities to provide services to the Company. The Company’s third party service providers include PFPC Trust Company (which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011), the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and RiskMetrics Group, (formerly known as Institutional Shareholder Services Inc.) the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, (i) to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) to financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. With respect to the Portfolio, the Company discloses information as to (i) percentage allocation of portfolio holdings by security type to iMoneyNet on a weekly basis with no lag-time and (ii) the dollar value allocation of portfolio holdings by security type to the Investment Company Institute monthly with no lag-time. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

In addition to the permitted disclosures of portfolio holdings described in this SAI, portfolio holdings of the Portfolio may be disclosed in such other limited circumstances as the Company’s Board of Directors or a committee thereof deems appropriate, subject to a confidentiality agreement and/or trading restrictions. In this way, the Board endeavors to ensure that disclosure of portfolio holdings is in the best interests of the Portfolio’s shareholders and that any conflicts of interest are avoided.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

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MANAGEMENT OF THE COMPANY

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                   Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors”. Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”).  PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

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Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Standing Board Committees

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

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The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Nicholas A. Giordano	None	$10,001- $50,000
Francis J. McKay	None	$10,001 - $50,000
Arnold M. Reichman	None	over $100,000
Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1 - $10,000
INTERESTED DIRECTORS
Julian A. Brodsky	None	$10,001 - $50,000
J. Richard Carnall	None	None
Robert Sablowsky	None	over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for

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each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Portfolio in the following amounts:

Name of Director/Officer	Aggregate Compensation from Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$5,751	N/A	N/A	$5,751
Francis J. McKay, Director	$5,229	N/A	N/A	$5,229
Arnold M. Reichman, Director and Chairman	$7,538	N/A	N/A	$7,538
Marvin E. Sternberg, Director	$6,026	N/A	N/A	$6,026
Robert A. Straniere, Director	$5,725	N/A	N/A	$5,725
Interested Directors:
Julian A. Brodsky, Director	$5,150	N/A	N/A	$5,150
J. Richard Carnall, Director	$4,557	N/A	N/A	$4,557
Robert Sablowsky, Director	$6,248	N/A	N/A	$6,248
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$30,342	N/A	N/A	$30,342

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

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CODE OF ETHICS

The Company and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser votes proxies according to proxy voting guidelines it has adopted in a manner most likely to protect and promote the economic value of the securities held by the Portfolio. The Adviser’s focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enable risk to be assessed and managed. The Adviser manages most conflict situations (i.e., proxies from vendors and clients) through the structural separation of a separately-established internal committee that handles corporate governance issues. For proxies issued by affiliates of the Adviser or proxies of companies where an employee of the Adviser or one of its affiliates is on the Board of Directors of the issuer, the Adviser manages such conflicts by out-sourcing the voting of such proxies to an independent fiduciary.

Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-888-9723 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Bedford Class	Sharebuilder Securities Corporation For the Benefit of Customers 1445-120th Avenue NE Bellevue, WA	645,207,928.410	97%

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Administration Agreement

The Advisory Agreement provides for a maximum fee paid to BIMC, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of net assets, 0.40% of next $250 million of net assets and 0.35%

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of net assets in excess of $500 million. The Adviser has agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that the Total Annual Portfolio Operating Expenses (excluding Distribution and Service (12b-1) Fees) do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

For the past three fiscal years, the Company on behalf of the Portfolio paid advisory fees to BIMC (excluding fees for administrative services) as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$370,981	$1,795,569	$0
August 31, 2009	$106,346	$1,543,988	$0
August 31, 2008	$183,280	$828,435	$0

The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio’s investment adviser or underwriter; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio’s investment adviser under its advisory agreement with the portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

Under the Advisory Agreement, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreement provides that: (i) to the extent permitted by applicable law, BIMC may enter into contracts with one or more sub-advisers, including without limitation, affiliates of BIMC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company’s Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable law, BIMC may reallocate all or a portion of its investment advisory responsibilities under the Advisory Agreement to any of its affiliates; (iii) BIMC is required to supervise and oversee the activities of each sub-adviser under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company’s Board of Directors, BIMC may terminate any or all sub-advisers in its sole discretion at any time. PNC Bank, N.A. (“PNC Bank”) provided statistical and credit advice, as well as computer and research services as sub-adviser to the Portfolio from August 16, 1988 until April 29, 1998 pursuant to a Sub-Advisory Agreement. On April 29, 1998, BIMC assumed the obligations of PNC Bank under the Sub-Advisory Agreement. The Sub-Advisory Agreement was terminated on December 15, 2006.

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Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Portfolio’s Advisory Agreement may be reviewed in the Portfolio’s annual report to shareholders dated August 31, 2010, which may be obtained by calling (800) 888-9723 or visiting the SEC’s website at www.sec.gov.

Administration Agreement

Under the Advisory Agreement, BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of a Delegation Agreement with BNY Mellon, dated December 15, 2006, has delegated to BNY Mellon its administrative responsibilities with respect to the Portfolio.

For the past three fiscal years, BNY Mellon was paid administration fees as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$372,510	$0	$0
August 31, 2009	$266,115	$0	$0
August 31, 2008	$316,807	$17,815	$0

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2010, BNY Mellon received $56,790, for the fiscal year ended August 31, 2009, BNY Mellon received $48,889, and for the fiscal year ended August 31, 2008, BNY Mellon received $31,583 in fees from the Portfolio for these services.

Custodian and Transfer Agency Agreements

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 (the “Custodian”), is custodian of the Company’s assets pursuant to a custodian agreement dated August 16, 1988, as amended (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian : (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that the Custodian remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, the Custodian receives a fee which is calculated based upon the Portfolio’s average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $0.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

BNY Mellon, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company’s Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Bedford Class. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to BNY Mellon, and at an annual rate of $17.00 per account in the Portfolio for all

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other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, BNY Mellon provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

BNY Mellon has entered and in the future may enter into additional shareholder servicing agreements (“Shareholder Servicing Agreements”) with various dealers (“Authorized Dealers”) for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by BNY Mellon, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from BNY Mellon. Such fees will have no effect upon the fees paid by the Company to BNY Mellon.

Distribution and Servicing Agreement

BNY Mellon Distributors Inc., whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company’s principal underwriter. Pursuant to the terms of a distribution agreement, dated January 2, 2001 entered into by BNY Mellon Distributors and the Company, (the “Distribution Agreement”) and a separate Plan of Distribution, as amended, for the Bedford Class (the “Plan”), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, BNY Mellon Distributors will use appropriate efforts to distribute shares of the Bedford Class. Payments to BNY Mellon Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Bedford Class. As compensation for its distribution services, BNY Mellon Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. BNY Mellon Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

The Plan was approved by the Company’s Board of Directors, including the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (“12b-1 Directors”).

Among other things, the Plan provides that: (1) BNY Mellon Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company’s shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company’s shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

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For the fiscal year ended August 31, 2010, the Fund’s Plan expenses were spent for the following purposes:

Compensation to broker/dealers	$429,008
Compensation to sales personnel	$0
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$28,771
Interest, financing charges	$0
Other	$99,655

For the past three fiscal years, the Portfolio paid BNY Mellon Distributors fees as follows:

Fiscal Year Ended	Distribution Fees Paid (after waivers and reimbursements)(1)	Fees Paid to Broker Dealers	Fees Retained by BNY Mellon Distributors
August 31, 2010	$557,435	$429,008	$128,427
August 31, 2009	$1,853,593	$1,736,016	$201,812
August 31, 2008	$1,722,517	$1,483,828	$238,689

(1)                   There were no waivers or reimbursements for the periods stated.

The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc.

PORTFOLIO TRANSACTIONS

The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio’s NAV or net income. The Portfolio does not intend to seek profits through short term trading.

Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to BNY Mellon Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

23

Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes, however, the Company only has 23 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the

24

Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

VALUATION OF SHARES

The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. The NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio’s securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio’s “net assets” equal the value of the Portfolio’s investments and other securities less its liabilities.

The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

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The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company’s Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations.

The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 calendar days, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company’s Board of Directors, the Board will take such actions as it deems appropriate.

In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretation, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Portfolio generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

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Third, the Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Portfolio intends to comply with these requirements. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year the Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

SHAREHOLDER APPROVALS

As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Portfolio’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm

Beginning with the fiscal year ending August 31, 2011, PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolio’s independent registered public accounting firm.  For the fiscal year ended August 31, 2010, Deloitte & Touche LLP, 1700 Market Street, Philadelphia, Pennsylvania 19103-3984, served as the Portfolio’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio’s independent registered public accounting firm, Deloitte & Touche LLP, whose report therein also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and

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auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

A-1

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-2

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

A-3

“A” — An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

A-4

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

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“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A

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downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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Appendix B

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.446 trillion(1) in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.(1)

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

(1)                   Data is as of September 30, 2010

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

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BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•                  Boards and directors

•                  Accounting and audit-related issues

•                  Capital structure, mergers, asset sales and other special transactions

•                  Remuneration and benefits

•                  Social, ethical and environmental issues

•                  General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

1. Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

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We expect the board of directors to promote and protect shareholder interests by:

•                  establishing an appropriate corporate governance structure;

•                  overseeing and supporting management in setting strategy;

•                  ensuring the integrity of financial statements;

•                  making decisions regarding mergers, acquisitions and disposals;

•                  establishing appropriate executive compensation structures; and

•                  addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•                  current employment at the company or a subsidiary;

•                  former employment within the past several years as an executive of the company;

•                  providing substantial professional services to the company and/or members of the company’s management;

•                  having had a substantial business relationship in the past three years;

•                  having, or representing a shareholder with, a substantial shareholding in the company;

•                  being an immediate family member of any of the aforementioned; and

•                  interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

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2. Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

3. Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

4. Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

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5. Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

6. General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’s OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

1. Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Group.

Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance

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Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

2. Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

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3. Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

1.                       BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

2.                       The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

3.                       BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

4.                       BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

5.                       In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

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4. Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

5. Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting Guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•                  Boards and directors

•                  Auditors and audit-related issues

•                  Capital structure, mergers, asset sales and other special transactions

•                  Remuneration and benefits

•                  Social, ethical and environmental issues

•                  General corporate governance matters

1. Boards and directors

a. Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•                  Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•                  Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•                  An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•                  Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•                  Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

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•                  Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•                  Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•                  Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•                  The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•                  The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•                  Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•                  Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•                  Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

b. Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

c. Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

d. Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

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e. Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

f. Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

g. Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

h. Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

i. Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

j. Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

k. Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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l. Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

m. Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

2. Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

3. Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

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Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

a. Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

b. Blank check preferred

See Preferred Stock.

c. Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

d. Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

e. Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

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f. Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

g. Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

h. Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

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i. Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

4. Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

a. Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

b. Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

c. Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

d. Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

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e. Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

f. Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

g. Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

h. Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

i. Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

j. Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

5. Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

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6. General corporate governance matters

a. Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

b. Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

c. Change name of corporation

We typically defer to management with respect to appropriate corporate names.

d. Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

e. Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

f. Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

g. Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

h. Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

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i. Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

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SANSOM STREET SHARES OF THE MONEY MARKET PORTFOLIO

OF

THE RBB FUND, INC.

Ticker: SANXX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

This Statement of Additional Information (“SAI”) provides information about the Company’s Sansom Street Class of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”). This information is in addition to the information that is contained in the Sansom Street Money Market Portfolio Prospectus dated December 31, 2010 (the “Prospectus”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio’s Annual Report dated August 31, 2010. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio’s Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618. No other part of the Annual Report is incorporated by reference herein.

i

GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Sansom Street Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”) serves as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Principal Investment Policies and Risks

Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations (“CMOs”) issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered for industry concentration purposes (see “Fundamental Investment Limitations and Policies”). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Bank Obligations. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such

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investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations (“NRSRO”) or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio’s investment adviser in accordance with guidelines approved by the Company’s Board of Directors.

Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper (“CCP”), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

Eligible Securities. The Portfolio will only purchase “eligible securities” that present minimal credit risks as determined by the Adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations (“NRSROs”) in the two highest short-term rating categories for such securities (e.g., commercial paper rated “A-1” or “A-2,” by Standard & Poor’s® Ratings Services (“S&P®”), or rated “Prime-1” or “Prime-2” by Moody’s Investor’s Service, Inc. (“Moody’s”), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above (“comparable obligations”); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO (“Unrated Securities”), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any

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Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Portfolio may invest in multiple class pass-through securities, including CMOs. These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Portfolio may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Portfolio is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Portfolio may consequently experience losses in respect of such mortgage-related security.

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Municipal Obligations. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company’s Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this SAI.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio’s investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio’s investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

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The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio’s adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

Section 4(2) Paper. “Section 4(2) paper” is commercial paper which is issued in reliance on the “private placement” exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” below.

U.S. Government Obligations. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the GNMA and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

The Portfolio’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Variable Rate Demand Instruments. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued or Delayed Delivery Securities. The Portfolio may purchase “when-issued” and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase “when-issued” securities will not exceed 25% of the value of the Portfolio’s total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

Special Note Regarding Market Events. Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolio’s investments. It is uncertain how long these conditions will continue.

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The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s holdings.

Non-Principal Investment Policies and Risks

Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, “GICs”), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio’s investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio’s 5% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Illiquid Securities. The Portfolio may not invest more than 5% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio’s investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio’s investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, (“Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

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The Portfolio’s Adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Stand-By Commitments. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, “Municipal Obligations”) held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio’s option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser’s opinion, present minimal credit risks. The Portfolio’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value (“NAV”). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations and Policies

A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement, a

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distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

The Company’s Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio may not:

1.                       borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio’s net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio’s securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

2.                       purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

3.                       underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be an underwriting;

4.                       make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

5.                       purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

6.                       purchase or sell commodities or commodity contracts;

7.                       invest in oil, gas or mineral exploration or development programs;

8.                       make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

9.                       purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

10.                 make investments for the purpose of exercising control or management;

11.                 purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio’s assets may be invested without regard to this 5% limitation;

12.                 purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio’s assets and may make time deposits;

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13.*          purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry;

14.                 invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations; and

15.                 issue any class of senior security or to sell any senior security of which it is the issuer, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

*                         With respect to this limitation, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without shareholder approval, however, any change would be subject to any applicable requirements of the SEC and would be disclosed in the Prospectus prior to being made.

Non-Fundamental Investment Limitations and Policies

A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

1.                       The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. “First Tier Securities” include eligible securities that:

(i)                              if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;

(ii)                           if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

(iii)                        have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or

(iv)                       are Unrated Securities that are determined to be of comparable quality to such securities.

2.                       Second Tier Securities (which are eligible securities other than First Tier Securities) to 3% of its total assets; and

3.                       Second Tier Securities of one issuer to one-half of one percent.

In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if, after the acquisition of the Guarantees or Demand Features, the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio’s total assets.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Portfolio shareholders. The policies relating to the disclosure of the Portfolio’s securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q and Fom N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Month-end schedules of investments are available at www.rbbfund.com as required by Rule 2a-7 under the 1940 Act.

The Company may distribute or authorize the distribution of information about portfolio holdings that is not publicly available to its third-party service providers on an ongoing basis to the extent and at such times as are necessary for such entities to provide services to the Company. The Company’s third party service providers include PFPC Trust Company (which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011), the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and RiskMetrics Group, (formerly known as Institutional Shareholder Services Inc.) the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser to, (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. With respect to the Portfolio, the Company discloses information as to (i) percentage allocation of portfolio holdings by security type to iMoneyNet on a weekly basis with no lag-time and (ii) the dollar value allocation of portfolio holdings by security type to the Investment Company Institute monthly with no lag-time. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

In addition to the permitted disclosures of portfolio holdings described in this SAI, portfolio holdings of the Portfolio may be disclosed in such other limited circumstances as the Company’s Board of Directors or a committee thereof deems appropriate, subject to a confidentiality agreement and/or trading restrictions. In this way, the Board

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endeavors to ensure that disclosure of portfolio holdings is in the best interests of the Portfolio’s shareholders and that any conflicts of interest are avoided.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

           The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

           The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

           The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company)	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                   Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors”. Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”).  PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio.   Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

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Standing Board Committees

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

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Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Nicholas A. Giordano	None	$10,001 - $50,000

Francis J. McKay	None	$10,001 - $50,000

Arnold M. Reichman	None	over $100,000

Marvin E. Sternberg	None	None

Robert A. Straniere	None	$1 - $10,000

INTERESTED DIRECTORS

Julian A. Brodsky	None	$10,001 - $50,000

J. Richard Carnall	None	None

Robert Sablowsky	None	over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit

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Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Portfolio in the following amounts:

Name of Director/Officer	Aggregate Compensation from Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$5,751	N/A	N/A	$5,751
Francis J. McKay, Director	$5,229	N/A	N/A	$5,229
Arnold M. Reichman, Director and Chairman	$7,538	N/A	N/A	$7,538
Marvin E. Sternberg, Director	$6,026	N/A	N/A	$6,026
Robert A. Straniere, Director	$5,725	N/A	N/A	$5,725

Interested Directors:
Julian A. Brodsky, Director	$5,150	N/A	N/A	$5,150
J. Richard Carnall, Director	$4,557	N/A	N/A	$4,557
Robert Sablowsky, Director	$6,248	N/A	N/A	$6,248

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$30,342	N/A	N/A	$30,342

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

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The Adviser votes proxies according to proxy voting guidelines it has adopted in a manner most likely to protect and promote the economic value of the securities held by the Portfolio. The Adviser’s focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enable risk to be assessed and managed. The Adviser manages most conflict situations (i.e., proxies from vendors and clients) through the structural separation of a separately-established internal committee that handles corporate governance issues. For proxies issued by affiliates of the Adviser or proxies of companies where an employee of the Adviser or one of its affiliates is on the Board of Directors of the issuer, the Adviser manages such conflicts by out-sourcing the voting of such proxies to an independent fiduciary.

Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-888-9723 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2009 *(Percentage of shares owned rounded to the nearest whole percentage)

Sansom Street Class	Saxon & CO C/O PNC Bank NA F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153-3111	31,771,619	99%

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Administration Agreement

The Advisory Agreement provides for a maximum fee paid to BIMC, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of net assets, 0.40% of the next $250 million of net assets and 0.35% of net assets in excess of $500 million.  The Adviser has agreed to waive a portion of its Management Fees and/or reimburse expenses for the Portfolio such that the Total Annual Portfolio Operating Expenses do not exceed 0.25% through December 31, 2011, but may terminate this arrangement at any time after December 31, 2011.

For the past three fiscal years, the Company, on behalf of the Portfolio, paid advisory fees to BIMC (excluding fees for administrative services) as follows:

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Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$370,981	$1,795,569	$0
August 31, 2009	$106,346	$1,543,988	$0
August 31, 2008	$183,280	$828,435	$0

The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio’s investment adviser or underwriter; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio’s investment adviser under its advisory agreement with the portfolio. The Sansom Street Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Class or if it receives different services.

Under the Advisory Agreement, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreement provides that: (i) to the extent permitted by applicable law, BIMC may enter into contracts with one or more sub-advisers, including without limitation, affiliates of BIMC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company’s Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable law, BIMC may reallocate all or a portion of its investment advisory responsibilities under the Advisory Agreement to any of its affiliates; (iii) BIMC is required to supervise and oversee the activities of each sub-adviser under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company’s Board of Directors, BIMC may terminate any or all sub-advisers in its sole discretion at any time. PNC Bank, N.A. (“PNC Bank”) provided statistical and credit advice, as well as computer and research services as sub-adviser to the Portfolio from August 16, 1988 until April 29, 1998 pursuant to a Sub-Advisory Agreement. On April 29, 1998, BIMC assumed the obligations of PNC Bank under the Sub-Advisory Agreement. The Sub-Advisory Agreement was terminated on December 15, 2006.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Portfolio’s Advisory Agreement, may be reviewed in the Portfolio’s annual report to shareholders dated August 31, 2010, which may be obtained by calling (800) 888-9723 or visiting the SEC’s website at www.sec.gov.

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Administration Agreement

Under the Advisory Agreement, BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of a Delegation Agreement with BNY Mellon, dated December 15, 2006, has delegated to BNY Mellon its administrative responsibilities with respect to the Portfolio.

For the past three fiscal years, BNY Mellon was paid administration fees as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$372,510	$0	$0
August 31, 2009	$266,115	$0	$0
August 31, 2008	$316,807	$17,815	$0

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2010, BNY Mellon received $56,790, for the fiscal year ended August 31, 2009, BNY Mellon received $48,889 and for the fiscal year ended August 31, 2008, BNY Mellon received $31,583 in fees from the Portfolio for these services.

Custodian and Transfer Agency Agreements

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 (the “Custodian”), is custodian of the Company’s assets pursuant to a custodian agreement dated August 16, 1988, as amended (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that the Custodian remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, the Custodian receives a fee which is calculated based upon the Portfolio’s average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $0.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

BNY Mellon, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company’s Sansom Street Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Sansom Street Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Sansom Street Class. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to BNY Mellon, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each

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portfolio. In addition, BNY Mellon provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

BNY Mellon has entered and in the future may enter into additional shareholder servicing agreements (“Shareholder Servicing Agreements”) with various dealers (“Authorized Dealers”) for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by BNY Mellon, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from BNY Mellon. Such fees will have no effect upon the fees paid by the Company to BNY Mellon.

Distribution and Servicing Agreement

BNY Mellon Distributors Inc. (the “Underwriter”), whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company’s principal underwriter pursuant to the terms of a distribution agreement dated January 2, 2001 entered into by BNY Mellon Distributors and the Company, (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of Fund shares. The offering of the Fund’s shares is continuous. Effective January 1, 2008, BNY Mellon Distributors does not receive compensation from the Company for the distribution of the Fund’s shares; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Portfolio pursuant to the Distribution Agreement. Prior to January 1, 2008, the Company and the Underwriter had entered into a separate Plan of Distribution, as amended, for the Sansom Street Class (the “Plan”), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, pursuant to which BNY Mellon Distributors used appropriate efforts to distribute shares of the Sansom Street Class. Effective January 1, 2008, the Plan terminated.

PORTFOLIO TRANSACTIONS

The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio’s NAV or net income. The Portfolio does not intend to seek profits through short term trading.

Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to BNY Mellon Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

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BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes, however, the Company only has 23 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to

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portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent, that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

VALUATION OF SHARES

The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. The NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio’s securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio’s “net assets” equal the value of the Portfolio’s investments and other securities less its liabilities.

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The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company’s Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations.

The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 calendar days, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company’s Board of Directors, the Board will take such actions as it deems appropriate.

In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. As such, the Portfolio generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

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First, the Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies. and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Portfolio intends to comply with these requirements. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year the Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

SHAREHOLDER APPROVALS

As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Portfolio’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm

Beginning with the fiscal year ending August 31, 2011, PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolio’s independent

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registered public accounting firm.  For the fiscal year ended August 31, 2010, Deloitte & Touche LLP, 1700 Market Street, Philadelphia, Pennsylvania 19103-3984, served as the Portfolio’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio’s independent registered public accounting firm, Deloitte & Touche LLP, whose report therein also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

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Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

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“A” — An obligor  rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

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“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable. “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

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“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A

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downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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Appendix B

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.446 trillion(1) in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.(1)

2. PHILOSOPHY ON CORPORATE GOVERNACE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

1                  Data is as of September 30, 2010

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

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BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•                  Boards and directors

•                  Accounting and audit-related issues

•                  Capital structure, mergers, asset sales and other special transactions

•                  Remuneration and benefits

•                  Social, ethical and environmental issues

•                  General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

1. Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•                  establishing an appropriate corporate governance structure;

•                  overseeing and supporting management in setting strategy;

•                  ensuring the integrity of financial statements;

•                  making decisions regarding mergers, acquisitions and disposals;

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•                  establishing appropriate executive compensation structures; and

•                  addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•                  current employment at the company or a subsidiary;

•                  former employment within the past several years as an executive of the company;

•                  providing substantial professional services to the company and/or members of the company’s management;

•                  having had a substantial business relationship in the past three years;

•                  having, or representing a shareholder with, a substantial shareholding in the company;

•                  being an immediate family member of any of the aforementioned; and

•                  interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

2. Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

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The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

3. Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

4. Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

5. Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

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BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

6. General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’s OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

1. Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem

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appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

2. Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

3. Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

1.                          BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

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2.                          The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

3.                          BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

4.                          BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

5.                          In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

4. Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

5. Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting Guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•                  Boards and directors

•                  Auditors and audit-related issues

•                  Capital structure, mergers, asset sales and other special transactions

•                  Remuneration and benefits

•                  Social, ethical and environmental issues

•                  General corporate governance matters

1. Boards and directors

a. Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

•                 Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•                 Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•                 An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•                 Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

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•                 Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•                 Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•                 Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•                 Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•                 The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•                 The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

•                 Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•                 Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•                 Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

b. Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

c. Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

d. Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

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e. Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

f. Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

g. Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

h. Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

i. Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

j. Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

k. Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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l. Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

m. Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

2. Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

3. Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

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Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

a. Anti-greenmail provisions

Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

b. Blank check preferred

See Preferred Stock.

c. Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

d. Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

e. Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

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f. Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

g. Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

h. Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

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i. Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

4. Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

a. Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

b. Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

c. Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

d. Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

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e. Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

f. Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

g. Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

h. Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

i. Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

j. Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

5. Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

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6. General corporate governance matters

a. Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

b. Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

c. Change name of corporation

We typically defer to management with respect to appropriate corporate names.

d. Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

e. Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

f. Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

g. Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

h. Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

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i. Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

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Bogle Investment Management Small Cap Growth Fund

(an Investment Portfolio of The RBB Fund, Inc.)

Institutional Class: BOGIX

Investor Class: BOGLX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of two classes, Institutional Class and Investor Class (collectively, the “Shares”), representing interests in the Bogle Investment Management Small Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2010 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class representing interests in one diversified portfolio, the Bogle Investment Management Small Cap Growth Fund, which is offered by the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund will seek to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion (“Small Cap Stocks”) that Bogle Investment Management L.P. (the “Adviser”) believes are likely to appreciate more than the Russell 2000® Index. Shareholders will be notified by the Fund sixty days in advance of any change in this policy.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments. See “Rights Offerings and Purchase Warrants” on the following pages for more information.

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•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  See “Convertible Securities” on the following pages for more information.

Foreign Securities

In pursuing its investment objective, the Fund may invest in the securities of foreign issuers, including through American Depositary Receipts (“ADRs”) or Global or European Depositary Receipts (“GDRs” and “EDRs”). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the Prospectus and in this SAI.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. The Fund may invest in ADRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Investing in Small Capitalization Companies

Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Special Note Regarding Market Events

Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

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The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Non-Principal Investment Policies and Risks

Borrowing Money

As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Convertible Securities

The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Equity Swaps

The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and the Adviser believe that

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transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

Futures

Futures Contracts. The Fund may invest in futures contracts and options on futures contracts (including S&P 500® Index futures, Russell 2000® Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies, the Fund would use futures contracts to attempt to achieve an overall return — whether positive or negative — similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract’s value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract’s value could be expected to fall and offset all or a portion of the benefit to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike

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margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.

Index Futures and Related Options. An index futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor’s 500 Price® Index or the Russell 2000® Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

Risks of Futures Transactions. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund’s investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly

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or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities

The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund, so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Fund Securities

The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets.

Portfolio Turnover

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts (“IRA’s”) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies,

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when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Fund’s portfolio turnover will range between 100% to 200%.

Put and Call Options

The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option’s expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option’s underlying instrument may be a security or a futures contract.

The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller’s position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund’s resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices), option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fall. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

Writing Put Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the

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option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing Call Options. Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Options on Indices/Unlisted Over-the-Counter Options. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

Risks of Options Transactions. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund’s other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

Asset Coverage for Futures and Options Positions. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”)

8

with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Options Transactions. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund’s net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

The Fund’s limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed by the Company’s Board of Directors as regulatory agencies permit.

Repurchase Agreements

The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company’s custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of

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the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Section 4(2) Paper

“Section 4(2) paper” is commercial paper, which is issued in reliance on the “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” and Appendix “A” to this SAI for a list of commercial paper ratings.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales “Against the Box”

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales

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against the box for purposes of protecting the value of the Fund’s net assets and will not engage in short sales against the box for speculative purposes.

A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

Temporary Investments

The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations

The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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When-Issued Securities and Forward Commitments

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.                        Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund’s assets may be invested without regard to such limitation.

2.                        Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3.                        Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4.                        Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

5.                        Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6.                        Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7.                        Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

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8.                        Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9.                        Invest in oil, gas or mineral-related exploration or development programs or leases.

10.                  Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11.                  Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

12.                  Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13.                  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

*        *        *

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Fund’s top ten holdings, sector weightings and portfolio characteristics publicly available on its web site, www.boglefunds.com, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	5 to 6 weeks after the end of each calendar quarter

The scope of the information relating to the Fund’s portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the web site.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust

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Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian;  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and Institutional Shareholder Services Inc., the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The Company’s Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Disinterested Directors” or “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

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The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company)	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                   Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”).  PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio.   Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies.  Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr.

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Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day

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activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS

Nicholas A. Giordano	None	$10,001 - $50,000

Francis J. McKay	None	$10,001 - $50,000

Arnold M. Reichman	None	Over $100,000

Marvin E. Sternberg	None	None

Robert A. Straniere	None	$1 - $10,000

INTERESTED DIRECTORS

Julian A. Brodsky	None	$10,001 - $50,000

J. Richard Carnall	None	None

Robert Sablowsky	$50,001 - $100,000	Over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended

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by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$1,544	N/A	N/A	$1,544
Francis J. McKay, Director	$1,398	N/A	N/A	$1,398
Arnold M. Reichman, Director and Chairman	$2,039	N/A	N/A	$2,039
Marvin E. Sternberg, Director	$1,520	N/A	N/A	$1,520
Robert A. Straniere, Director	$1,429	N/A	N/A	$1,429
Interested Directors:
Julian A. Brodsky, Director	$1,319	N/A	N/A	$1,319
J. Richard Carnall, Director	$1,256	N/A	N/A	$1,256
Robert Sablowsky, Director	$1,575	N/A	N/A	$1,575
Officer:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$14,645	N/A	N/A	$14,645

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

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CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the Adviser’s procedures. A copy of the Adviser’s Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-264-5346 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, there were no owners of record of 5% or more of the total outstanding shares of each Fund. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed to limit the Fund’s total operating expenses to the extent that such expenses exceed 1.25 % of the Fund’s Institutional Class average daily net assets and 1.35 % of the Fund’s Investor Class average daily net assets until December 31, 2011. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund’s portfolio manager (the “Portfolio Manager”), is the President of the Adviser.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

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The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement may be reviewed in the Fund’s annual report to shareholders dated August 31, 2010, which may be obtained by calling (877) 264-5346 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$668,244	$225,810	$0
August 31, 2009	$589,379	$261,522	$0
August 31, 2008	$2,188,529	$209,908	$0

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

Portfolio Manager

Description of Compensation. The Fund’s Portfolio Manager receives a base salary, a retirement plan contribution, a bonus and profit distributions from his ownership stake in the Adviser. Compensation and bonus is based on the Adviser’s overall profitability. The Adviser’s profitability, and thus compensation from its profit distributions, is directly related to the Adviser’s investment performance for accounts with performance-based fees (most accounts, all strategies), as well as assets under management. Base salary and bonuses are determined annually based on a series of factors including investment performance and the Adviser’s profitability. An annual retirement plan contribution is based on a fixed percentage of total annual salary and bonus.

Material Conflicts of Interest. The Adviser does not trade any proprietary accounts; however, the Portfolio Manager does have an economic interest in several of the accounts managed by the Adviser, either through direct ownership or through performance fees. Therefore, the Adviser has policies in place to ensure that accounts in which the Portfolio Manager holds an interest (either directly or through a potential performance fee) are not favored over other accounts. This conflict is mitigated in the following ways: (1) equitable, well documented trade allocation procedures; (2) daily performance monitoring and risk tracking; (3) broad direct ownership by the Portfolio Manager in all of the Adviser’s investment strategies; (4) performance-based fees in accounts that represent all of the

22

Adviser’s investment strategies; and (5) ownership and compensation policies based on the success of the overall Adviser, not just a specific investment strategy.

Other Accounts. The table below discloses accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of the Fund’s most recently completed fiscal year ended August 31, 2010.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
John C. Bogle, Jr.	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$341 m	5	$341 m
	Other Accounts:	2	$106 m	2	$106 m

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2010:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
John C. Bogle, Jr.	Over $1 million

Custodian Agreements

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809, serves as custodian of the Fund’s assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988 and supplemented for the Fund on September 15, 1999, as amended (the “Custodian Agreement”). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PFPC Trust receives a fee calculated at 0.03% of the Fund’s average daily net assets, subject to a minimum monthly fee of $1,500.

Transfer Agency Agreements

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented for the Fund on September 15, 1999 (collectively, the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY Mellon (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee, dependent upon the account type, at the annual rate of $10 to $18 per account for the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in the Fund. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records

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with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Services Agreement

BNY Mellon also serves as the Fund’s administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the “Administration Agreement”). BNY Mellon has agreed to calculate the Fund’s net asset value (“NAV”), provide all accounting services for the Fund and assist in related aspects of the Fund’s operations. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. In consideration for providing services pursuant to the Administration Agreement, BNY Mellon receives a fee calculated at an annual rate of 0.115% of the Fund’s average daily net assets, subject to a minimum of $6,250 per month, exclusive of out-of-pocket expenses and pricing charges. BNY Mellon is currently waiving 0.0125% of its annual fee.

The administration and accounting fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$124,089	$11,176	$0
August 31, 2009	$143,482	$10,637	$0
August 31, 2008	$312,751	$29,980	$0

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it or its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The regulatory administration fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Regulatory Administration Fees	Waivers	Reimbursements
August 31, 2010	$17,144	$0	$0
August 31, 2009	$14,825	$0	$0
August 31, 2008	$29,015	$0	$0

Distribution and Shareholder Servicing

BNY Mellon Distributors Inc. (the “Underwriter” or “BNY Mellon Distributors”), whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement dated July 1, 2010 (the “Distribution Agreement”) entered into by BNY Mellon Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of Fund shares. The offering of each class’s shares is continuous. No compensation is payable by the Company to the Underwriter for distribution services with respect to the Fund; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services

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rendered to the Fund pursuant to the Distribution Agreement. Pursuant to a Shareholder Services Plan (the “Plan”) and a related Servicing Agreement dated March 1, 2002, the Fund will pay the Adviser a fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Shares beneficially owned by clients of the Adviser for whom the Adviser is the dealer of record or holder of record or with whom the Adviser has a servicing relationship (“Clients”) in consideration for certain support services. Services performed by the Adviser include ongoing servicing and/or maintenance of shareholder accounts, as set forth in the Plan (“Shareholder Services”), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan (“Administrative Services” and collectively with Shareholder Services, “Services”). Services may include:  (i) aggregating and processing purchase and redemption requests for Clients and placing net purchase and redemption orders with the Fund’s transfer agent, BNY Mellon; (ii) providing Clients with a service that invests the assets of their account in Investor Shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of Clients; (iv) providing information periodically to Clients showing their positions in Investor Shares; (v) arranging for bank wires; (vi) responding to Client inquiries relating to the services performed by the Adviser; (vii) providing subaccounting with respect to Investor Shares beneficially owned by Clients or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (ix) responding to Client inquires relating to dividends and distributions; (x) responding to Client inquires relating to Client account statements; (xi) responding to Client inquires relating to shareholder communications from the Fund to Clients; (xii) providing Clients with information relating to developments affecting their Investor Shares; and (xiii) providing such other similar services as the Fund may reasonably request. The Plan permits the Fund to enter into other servicing agreements with financial institutions who provide shareholder services to beneficial owners of Investor Shares (“Shareholder Servicing Agents”).  Pursuant to the Plan, each Shareholder Servicing Agent is entitled to receive aggregate fees for shareholder services not exceeding 0.25% of the average daily net assets attributable to Investor Shares of the Fund beneficially owned by the Shareholder Servicing Agent’s clients.

The shareholder servicing fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Shareholder Servicing Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$54,541	$0	$0
August 31, 2009	$47,212	$0	$0
August 31, 2008	$104,417	$0	$0

Administrative Services Agent

BNY Mellon Distributors provides certain administrative services to the Institutional and Investor Shares of the Fund that are not provided by BNY Mellon. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Institutional and Investor Shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, BNY Mellon Distributors is entitled to a monthly fee calculated at the annual rate of 0.15% of the Fund’s average daily net assets. BNY Mellon Distributors is currently waiving fees in excess of 0.02% of the Fund’s average daily net assets.

The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administrative Services Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$0	$0	$0
August 31, 2009	$0	$0	$0
August 31, 2008	$32,359	$210,337	$0

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FUND TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Adviser’s capabilities with research, quotation and consulting services and computer data and software materials may be selected by the Adviser to provide brokerage services.

Ongoing research and market data feeds are critical elements of the Adviser’s investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These products and services may include: trading, research and portfolio management systems and consulting services, seminars, prime brokerage, custody and clearance services, data services, trading consulting, trading and data feeds, proxy research, and trading communication services. In some cases, the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases, the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

For the fiscal year ended August 31, 2010, the Fund paid $29,558 in aggregate commissions to brokers on account of research services.

All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund’s or a particular client’s transactions and the use of any or all of that broker-dealer’s research material in relation to the Fund or that client’s account. The Adviser may pay a broker-dealer’s brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer. The variations in brokerage commissions are a result of changes in the Fund’s assets, commission rates, and turnover of the Fund’s securities.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions
August 31, 2010	$138,686
August 31, 2009	$191,161
August 31, 2008	$248,243

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2010, there were no securities held by the Fund of its regular broker-dealers.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the

26

Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to BNY Mellon Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

Institutional Class shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Class shares may be placed through a financial intermediary. Institutional Class shares and Investor Class shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

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Shares of each of the Company’s Funds are subject to redemption by the Fund, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

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In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes, however, the Company only has 23 active share classes that have begun investment operations. Under the Company’s Charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

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MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

A-1

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-2

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

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“A” — An obligor  rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

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“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

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“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A

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downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

BOGLE INVESTMENT MANAGEMENT, L.P.

PROXY VOTING GUIDELINES

It is the policy at Bogle Investment Management, L.P. (BIM), to vote all proxies, where we have been delegated the fiduciary duty to do so, in order to maximize shareholder value and the value of our investments. Whenever there is a conflict between the interests of BIM and the interests of its clients with regards to a proxy vote, it is BIM’s policy to act in the best interest of its clients. The proxy voting guidelines below summarize BIM’s position on various issues of concern to shareholders and investors. In order to facilitate the proxy voting process, we may retain a proxy service provider to assist us with proxy research, vote execution and record keeping. This proxy service provider would coordinate with our prime brokers and our clients’ custodians to ensure that all proxy materials for each client are received and executed on a timely basis. This proxy service provider would also vote the proxies in accordance with our pre-determined policy and in consultation with BIM for non-routine, unusual or controversial issues.

In the case where an outside proxy firm is used and the firm makes vote recommendations, BIM performs due diligence to ensure that these recommendations benefit investors rather than the provider firm’s own commercial interests. One of our key criteria in selecting a provider is independence, considering sources of revenue as well as industry reputation. Further, our relationship with our provider is more implementation oriented than recommendation oriented, in that the provider works from a pre-determined set of policies, created by BIM and customized to suit our needs.

No set of guidelines can anticipate every issue that may arise. The guidelines are not exhaustive and do not include all potential voting issues or variations on existing issues. Many of the issues and the circumstances of individual companies are different, and there may be instances when we adjust our position and may not vote in strict adherence to these guidelines. Also, in cases where there are no pre-determined policy guidelines, the third party service provider contacts BIM to determine the proper course of action.

As part of our ongoing investment process, our investment professionals may encounter significant corporate developments. As these situations arise, we may adjust votes for specific securities based on the current information.

Portfolio managers are responsible for determining the voting templates and for addressing case-by-case queries.

Our proxy voting guidelines are summarized below, including specific examples of commonly presented items.

I. GUIDELINES FOR DOMESTIC SECURITIES

Election of the Board of Directors:

We will generally vote for the company’s nominees, provided that the Board maintains a majority of independent directors. We will vote on a case-by-case basis for contested elections.

Classified Board Structure:

We are generally against the adoption of classified board structures, where the board of directors is elected on a staggered basis instead of each director elected annually. We are generally against proposals to declassify boards, unless there are special circumstances where shareholders would benefit from the declassification.

Cumulative Voting:

We are generally against proposals to allow cumulative voting by shareholders.

Supermajority Voting:

We are generally against proposals to require a supermajority for shareholder votes.

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Election of Auditors:

Our policies generally support the re-election of auditors unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent.

•                  There is reason to believe that the auditor rendered an opinion that is either inaccurate or not indicative of the company’s financial position.

We will review fees paid by a company for non-audit services on a case-by-case basis to determine if they are so excessive as to impair the auditor’s appearance of independence.

Executive Compensation:

We are generally in favor of proposals that link executive compensation to both the company’s long-term performance and to the performance of its peer group, unless such proposals are excessive. We will vote on a case-by-case basis on proposals to reprice options and to institute or amend employee stock purchase plans.

Golden Parachutes:

We are generally for shareholder proposals to require a shareholder vote to approve any plans greater than two times salary and bonus. We will review any proposals to repeal or cancel existing plans on a case-by-case basis.

Poison Pills:

These are anti-takeover provisions that can make it more difficult for an outside party to take control of a company without the approval of the board of directors. We are generally for any shareholder proposals to require a company to submit its poison pill plan for shareholder approval. We will review on a case-by-case basis any proposals to redeem or revise any existing plans.

Common Stock Authorization:

We generally vote for the authorization to increase shares of common stock for routine corporate purposes such as for stock splits or share repurchase programs. Any non-routine issuances or issuances in connection with corporate restructurings are voted on as case-by-case basis.

Preferred Stock:

We generally vote against proposals to create a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights — “blank check” stock. We review requests for issuances of preferred stock on a case-by-case basis.

State of Incorporation:

We vote on a case-by-case basis on any proposals to change a company’s state or country of incorporation.

Corporate Restructurings:

We vote on all mergers, acquisitions, spin-offs, liquidations and any other corporate restructurings on a case-by-case basis.

Social Issues and Corporate Responsibility Issues:

As there are many variations on these types of issues, we evaluate all shareholder proposals individually and vote for each on a case-by-case basis.

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II. GUIDELINES FOR INTERNATIONAL SECURITIES

For some of our clients we invest in foreign domiciled securities. For those securities that are incorporated in foreign jurisdictions and are not listed on US securities exchanges or the NASDAQ, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. Corporate governance systems differ country by country. As a result, the foregoing guidelines may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, and any exceptions or unusual circumstances will be voted on a case-by-case basis.

Share blocking occurs in some, but not all, global markets. Clients cannot trade those blocked shares from the time the voting instructions are received to the meeting date. In many markets, meetings are often postponed, sometimes more than once, because they were unable to reach a quorum. In most cases, the voting instructions remain valid until the next scheduled meeting date unless there is a change in the agenda. This means that the shares remain unavailable for trading until the actual meeting. We have decided not to vote proxies where share blocking is an issue. We have communicated this to the separate account clients impacted by this.

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SENBANC FUND

(an Investment Portfolio of The RBB Fund, Inc.)

TICKER: SENBX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Senbanc Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2010 (the “Prospectus”). The Fund commenced operations on July 8, 1999 as a separate series (the “Predecessor Fund”) of Hilliard Lyons Research Trust (the “Trust”). On August 31, 2005, the Predecessor Fund was reorganized as a new series of the Company. A copy of the Prospectus and the Fund’s Annual Report may be obtained free of charge by calling toll-free (800) 444-1854. No other part of the Fund’s Annual Report is incorporated herein by reference.

FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating eighteen separate investment portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Financial and performance information included in the Prospectus and this SAI for periods prior to September 1, 2005 is that of the Predecessor Fund.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, strategies and risks discussed in the Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

Investment Philosophy

Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, LLC (the “Adviser”), uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks (as defined below under the section entitled “Principal Types of Investments and Related Risks”) by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

Principal Types of Investments and Related Risks

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). See, however, “Debt Securities and Money Market Instruments.” Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund’s assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

Generally, the equity securities in which the Fund invests are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. The Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. You could lose money by investing in the Fund. The Fund is not a complete investment program. We recommend that you consider an investment in the Fund as only one portion of your overall investment portfolio.

Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the Fund will fluctuate, and you could lose money by investing in the Fund.

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Industry Concentration Risk. Since the Fund’s investments will be concentrated in the banking industry, the Fund will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry. Thus, the Fund’s share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to Banks are crucial to their profitability. Consequently, volatile interest rates and deteriorating economic conditions can adversely affect their financial performance and condition.

Nondiversification Risk. The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Small Company Risk. The Adviser may invest the Fund’s assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund’s share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

Other Types of Investments and Related Risks

Although they are not principal types of investments and strategies of the Fund, the Fund may also invest to a limited extent in the following types of investments and is subject to the risks of such investments.

Debt Securities and Money Market Instruments. For cash management purposes as part of the Adviser’s disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may invest a portion of its total assets in obligations of the U.S. government, its agencies and instrumentalities and debt securities of companies in any industry, including corporate notes, bonds and debentures. Investments in debt securities are subject to interest rate risk and credit risk. The market value of debt securities in the Fund’s portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt securities, the Fund’s share price will be subject to losses from possible financial difficulties of borrowers whose debt securities are held by the Fund. Debt securities in which the Fund may invest will generally be rated at least Aa by Moody’s Investors Service (“Moody’s”), AA by Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”) or the equivalent by other nationally recognized statistical rating organizations (see Appendix A — “Description of Securities Ratings”). In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. In the event that a security held by the Fund is downgraded or is placed on a credit watch by a rating agency, the value of such security may decline and the Fund may consequently experience loses in respect of such security. To the extent that the Fund holds cash or invests in debt securities and money market instruments, the Fund may not achieve its investment objective.

Although a Fund’s investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Convertible Securities. The Fund generally may not purchase but may acquire (through its holdings in common stocks) convertible securities. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

As with all debt securities, the market value of convertible securities tends to decrease as interests rates rise and, conversely, to increase as interest rates fall. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

When-Issued and Delayed Delivery Securities. The Fund generally may not purchase but may acquire (through its holdings in common stocks) securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation, and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must earmark or segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted or subject to legal restrictions on resale, or due to other factors which, in the Adviser’s opinion, raise questions concerning the Fund’s ability to liquidate the securities in a timely and orderly manner without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

Repurchase Agreements. From time to time, the Fund may enter into repurchase agreements with qualified banks or securities broker-dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund’s repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund’s portfolio, more than 15% of its net assets would be so invested.

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Warrants and Rights. The Fund generally may not purchase but may acquire (through its holdings in common stocks) warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund’s assets as compared with investing the same amount in the underlying stock.

Lending. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. government obligations, with the Fund’s custodian in an amount at least equal to the market value of the loaned securities.

Borrowing. The Fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the Fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease Fund performance by increasing transaction expenses.

The Fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the Fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Fund’s performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed money.

To the extent that the Fund borrowed money prior to selling securities, the Fund would be leveraged such that the Fund’s net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of the Fund’s assets will fluctuate in value and the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Fund earns on portfolio securities. Under adverse conditions, the Fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

Special Note Regarding Market Events. Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the underlying investment companies’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an underlying investment company’s, and thus a Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

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FUND POLICIES

Fundamental Policies

The Fund has adopted the following fundamental policies for the protection of shareholders that may not be changed without the approval of a majority of the Fund’s outstanding shares, defined in the 1940 Act as the lesser of (i) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Under these policies, the Fund may not:

1.                        Borrow money, except as permitted under the 1940 Act and as interpreted or modified by a regulatory authority having jurisdiction from time to time;

2.                        Issue senior securities, except as permitted under the 1940 Act and as interpreted by a regulatory authority having jurisdiction from time to time;

3.                        Purchase physical commodities or contracts relating to physical commodities;

4.                        Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities;

5.                        Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund’s ownership of securities;

6.                        Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

7.                        Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the banking industry.

Nonfundamental Policies

In addition to the fundamental policies stated above, the Board voluntarily has adopted the following policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1.                        Invest for the purpose of exercising control over management of any company;

2.                        Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker’s commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act;

3.                        Invest more than 15% of the value of its net assets in illiquid securities; or

4.                        Invest in 10% or more of any class of voting securities of a state member bank or bank holding company (as defined by the Board of Governors of the Federal Reserve System).

Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions. The Board will provide shareholders with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

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The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports and as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and RiskMetrics Group, (formerly known as Institutional Shareholder Services Inc.) the Fund’s proxy voting service. These service providers are required to keep such information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at the next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

Company’s Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions

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and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company)	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                   Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio.   Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

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Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

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Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Nicholas A. Giordano	None	$10,001 - $50,000
Francis J. McKay	None	$10,001 - $50,000
Arnold M. Reichman	None	Over $100,000
Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1 - $10,000
INTERESTED DIRECTORS
Julian A. Brodsky	None	$10,001 - $50,000
J. Richard Carnall	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person, $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. Prior to June 1, 2009 Edward J. Roach served as President and Treasurer of the Company and was compensated for his services. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$1,041	N/A	N/A	$1,041
Francis J. McKay, Director	$940	N/A	N/A	$940
Arnold M. Reichman, Director and Chairman	$1,380	N/A	N/A	$1,380

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Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Marvin E. Sternberg, Director	$980	N/A	N/A	$980
Robert A. Straniere, Director	$914	N/A	N/A	$914
Interested Directors:
Julian A. Brodsky, Director	$861	N/A	N/A	$861
J. Richard Carnall, Director	$860	N/A	N/A	$860
Robert Sablowsky, Director	$1,015	N/A	N/A	$1,015
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$12,860	N/A	N/A	$12,860

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. Pursuant to these policies and procedures, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. To this end, an independent third party proxy service, RiskMetrics Group (“RiskMetrics”), has been retained by the Adviser for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by RiskMetrics in accordance with their proxy voting guidelines with the intent of serving the best interests of the Adviser’s clients. The Adviser’s Proxy Voting Policies and Procedures and a summary of RiskMetrics’ guidelines are attached as Appendix B.

The Adviser is responsible for reviewing its relationship with RiskMetrics and for evaluating the quality and effectiveness of the various services provided by RiskMetrics. The Adviser may hire other service providers to replace or supplement RiskMetrics with respect to any of the services the Adviser currently receives from RiskMetrics.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-444-1854 and by visiting the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, no shareholders were owners of record of approximately 5% or more of the total outstanding shares of the Fund. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is located at Hilliard Lyons Center, 500 West Jefferson Street, Louisville, Kentucky 40202. The Advisor is a division of J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) and a subsidiary of HL Financial Services, LLC, a company owned by employees of Hilliard Lyons and their financial partner, Houchens Industries, Inc. As of September 30, 2010, the Adviser managed individual, corporate, fiduciary and institutional accounts with assets of approximately $3.21 billion. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.60% of the Fund’s average daily net assets.

The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its Advisory Agreement with the portfolio.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s Advisory Agreement may be reviewed in the Fund’s annual report to shareholders dated August 31, 2010, which may be obtained by calling (800) 444-1854 or visiting the SEC’s website at www.sec.gov.

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The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$18,584	$150,800	$24,081
August 31, 2009	$24,109	$141,952	$28,664
August 31, 2008	$408,327	$32,670	$0

Portfolio Manager

Other Accounts. As of August 31, 2010, Alan F. Morel was not responsible for the day-to-day portfolio management for any portfolios or accounts other than the Fund’s portfolio.

Description of Compensation. As of August 31, 2010, Mr. Morel’s compensation was a fixed salary with an incentive payment that was calculated quarterly based on a fixed percentage of the Fund’s investment advisory fee, which is based on the average daily net assets of the Fund.

Securities Ownership. As of August 31, 2010, Mr. Morel did not own any shares in the Fund.

Custodian and Transfer Agency Agreements

PFPC Trust Company with corporate offices at 301 Bellevue Parkway, Wilmington, DE 19809 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities, and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a minimum monthly fee of $1,500, excluding transaction charges and out-of-pocket expenses.

The monthly fee will be calculated daily based upon the Fund’s total gross assets and payable monthly in the following amounts:

0.015% of the first $100 million of average gross assets;

0.010% of the next $400 million of average gross assets; and

0.008% of average gross assets over $500 million

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Distribution Agreement

BNY Mellon Distributors Inc., whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of July 1, 2010, as supplemented (the “Distribution Agreement”) entered into by BNY Mellon Distributors and the Company. Pursuant to the Distribution Agreement, BNY

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Mellon Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to BNY Mellon Distributors for distribution services with respect to the Fund; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Until April 1, 2008, PFPC Distributors provided certain administrative services to the Fund that were not provided by BNY Mellon, pursuant to an Administrative Services Agreement between the Company and PFPC Distributors. These services included furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports.

Distribution Plan

On May 25, 2006, the Board of Directors of the Company, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act), of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Distribution Plan Directors”) (as defined below) approved a Distribution Plan and related agreements (the “Plan”) for the Fund pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays BNY Mellon Distributors for its services as the distributor of the Fund’s shares. Such payments may be used by BNY Mellon Distributors for any activities or expenses primarily intended to result in the sale of Fund shares, including compensation to financial institutions, including the Adviser and its affiliates (“Shareholder Organizations”), advertising, marketing and distributing the Fund’s shares and/or for personal liaison and/or administrative support services provided to shareholders. BNY Mellon Distributors receives, pursuant to the terms of the Plan, reimbursement for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund and that may be carried forward from one quarter to next if the amount is not sufficient to reimburse the Distributor. If the amount reimbursed is insufficient to pay the expenses of distribution, BNY Mellon Distributors bears the additional expenses.

Services performed by Shareholder Organizations may include: (i) printing and distributing copies of any prospectuses and annual and interim reports of the Fund (after the Fund has prepared and set in type such materials) that are used by BNY Mellon Distributors or brokers, dealers and other financial intermediaries who may have a selling agreement with BNY Mellon Distributors (collectively referred to as “Intermediaries”) in connection with the offering of the Fund’s shares; (ii) preparing, printing or otherwise manufacturing and distributing any other literature or materials of any nature used by Hilliard Lyons and Intermediaries in connection with promoting, distributing or offering the Fund’s shares; (iii) advertising, promoting and selling the Fund’s shares to broker-dealers, banks and the public; (iv) distribution-related overhead and the provision of information programs and shareholder services with compensating Intermediaries for (a) selling the Fund’s shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays; and (vi) acting as agent for the Fund in connection with implementing the Plan.

Among other things, the Plan provides that: (1) BNY Mellon Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of Disinterested Plan Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s shares under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

For the fiscal year ended August 31, 2010, the Fund’s Plan expenses were spent for the following purposes:

Compensation to broker/dealers	$161,076
Compensation to sales personnel	$0
Advertising	$300
Printing and mailing of prospectuses to other than current shareholders	$178
Compensation to underwriters	$0
Interest, financing charges	$0
Other	$0

For the past three fiscal years, the Fund paid Hilliard Lyons fees as follows:

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Fiscal Year Ended	Distribution Fees Paid
August 31, 2010	$161,076
August 31, 2009	$181,882
August 31, 2008	$440,997

All fees paid to Hilliard Lyons under the Distribution Plan were for compensation to Hilliard Lyons and/or Intermediaries for (a) selling the Fund’s shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays. Fees payable under the Plan are separate from and in addition to any Fund payments described herein for administration, fund accounting, transfer agency and/or other services.

Administration and Accounting Services Agreements

BNY Mellon also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and Accounting Services Agreement dated August 1, 2002 (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. For its services to the Fund, BNY Mellon is entitled to receive a minimum monthly fee of $7,500 for the Fund, exclusive of out-of-pocket expenses. The monthly fee is calculated based upon the Fund’s average net assets and paid monthly as follows:

0.095% of the first $250 million of average daily net assets;

0.080% of the next $250 million of average daily net assets;

0.060% of the next $250 million of average daily net assets; and

0.040% of the average daily net assets in excess of $750 million

For the past three fiscal years, BNY Mellon was paid administration and accounting fees as follows:

Fiscal Year Ended	Administration and Accounting Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$108,055	$0	$0
August 31, 2009	$107,134	$0	$0
August 31, 2008	$107,370	$0	$0

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2010, BNY Mellon received $10,947 in fees from the Fund for these services.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

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The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

The aggregate brokerage commissions paid by the Fund for the last three fiscal years were as follows:

Fiscal Year Ended	Brokerage Commissions
August 31, 2010	$0
August 31, 2009	$44,502
August 31, 2008	$101,161

For the fiscal year ended August 31, 2010, the Fund paid no commissions to brokers on account of research services. Beginning in 2009 the Adviser began executing trades at no commission through J.J.B. Hilliard, W.L. Lyons, LLC.  The Adviser may allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions which are affiliated with the Adviser if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2010, the Fund did not hold any securities of the Company’s regular broker-dealers.

The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. However, portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Portfolio turnover is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund’s portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares, including any applicable sales charges. The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by Hilliard Lyons or other brokerage firms, financial institutions and industry professions (“Service Organizations”). The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

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Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1985, as amended (the “Code”); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time without prior notice, if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

The computation of the hypothetical offering price per share, based on the value of the Fund’s net assets on August 31, 2010 and the Fund’s shares outstanding on such date is as follows:

Net Assets	$23,339,399
Outstanding Shares	4,590,986
NAV per Share	$5.08
Maximum Sales Charge	2.25%
Maximum Offering Price to Public	$5.20

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

Reducing or Eliminating the Front-End Sales Charge

The Fund’s shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on shares of the Fund as follows:

Quantity Discounts. Purchases of at least $500,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Combined Purchase Privilege. The following purchases may be combined for purposes of determining the “amount of purchase”: (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

Accumulated Purchases. If you make an additional purchase of Fund shares, you can count previous shares purchased and still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Letter of Intent. You can sign a Letter of Intent committing to purchase at least $500,000 (or $1,000,000) in Fund shares within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.

18

Dealer Reallowances

As shown in the table below, BNY Mellon Distributors, the Distributor for the shares of the Fund, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s shares in which a front-end sales charge is applicable.

Amount of Purchase	Maximum Sales Charge Allowed to Dealers as a Percentage of Offering Price
Less than $500,000	2.25%
At least $500,000 but less than $1,000,000	1.75%
$1,000,000 or greater	0.00%

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a Regulated Investment Company, it must meet three important tests each year.

First, the Fund must satisfy certain requirements with respect to the source of its income during a taxable year. The Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax.

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The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the share if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes; however, the Company only has 23 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public

20

accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the Advisory Agreement, a Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm. Beginning with the fiscal year ending August 31, 2011, PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. For the fiscal year ended August 31, 2010, Deloitte & Touche LLP, 1700 Market Street, Philadelphia, Pennsylvania 19103-3984, served as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report therein also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated by reference herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

A-2

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

“A” — An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-3

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-4

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

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“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

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In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

J.J.B. Hilliard, W.L. Lyons, LLC Proxy Voting Guidelines June 2009

J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) will vote all proxies in advisory accounts where it has the authority to do so. Hilliard Lyons offers several advisory programs. Whether Hilliard Lyons has authority to vote proxies for specific programs is disclosed in Part II of its Form ADV and in the relevant client contracts.

In order to avoid potential conflicts of interests between Hilliard Lyons, its affiliates, and any clients of Hilliard Lyons, Hilliard Lyons generally votes in accordance with the recommendations of an independent third party, currently RiskMetrics Group (formerly known as Institutional Shareholder Services). If Hilliard Lyons votes differently from the recommendations of its third party vendor, it shall document the reasons for any variation in order to verify that the variation was not the product of any conflict.

For accounts where Hilliard Lyons has proxy voting authority, the relevant Portfolio Managers (the “Portfolio Managers”) shall have responsibility for overseeing the third party vendor and its recommendations, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. Compliance will assist the relevant Portfolio Managers in implementing these policies and identifying potential conflicts of interest.

Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy is also available on the Hilliard Lyons’ website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual funds advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

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U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis

www.riskmetrics.com

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1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•                  Degree to which absences were due to an unavoidable conflict;

(1)                   RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2)                   In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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•                  Pattern of absenteeism; and

•                  Other extraordinary circumstances underlying the director’s absence;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•                  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

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•                  The company receives an adverse opinion on the company’s financial statements from its auditor; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                  serves as liaison between the chairman and the independent directors;

•                  approves information sent to the board;

•                  approves meeting agendas for the board;

•                  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  has the authority to call meetings of the independent directors;

•                  if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

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•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                  Egregious compensation practices;

•                  Multiple related-party transactions or other issues putting director independence at risk;

•                  Corporate and/or management scandals;

•                  Excessive problematic corporate governance provisions; or

•                  Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•                  a classified board structure;

•                  a supermajority vote requirement;

•                  majority vote standard for director elections with no carve out for contested elections;

•                  the inability of shareholders to call special meetings;

•                  the inability of shareholders to act by written consent;

•                  a dual-class structure; and/or

•                  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

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•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

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Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•                  the trigger (NOL pills generally have a trigger slightly below 5%);

•                  the value of the NOLs;

•                  the term;

•                  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•                  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•                  Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•                  Reasons for reincorporation;

•                  Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•                  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Specific reasons/rationale for the proposed increase;

•                  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•                  The board’s governance structure and practices; and

•                  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Specific reasons/rationale for the proposed increase;

•                  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•                  The board’s governance structure and practices; and

•                  Risks to shareholders of not approving the request.

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Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•                  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•                  Egregious employment contracts—Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•                  Excessive perks/tax reimbursements:

•                   Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

•                   Reimbursement of income taxes on executive perquisites or other payments;

•                   Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

B-10

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure—Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts:

•                   Inclusion of additional years of service not worked that result in significant payouts;

•                   Inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package:

•                   Excessive “make whole” provisions;

•                   Any of the poor pay practices listed in this policy;

•                  Excessive severance and/or change in control provisions:

•                   Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

•                   Payments upon an executive’s termination in connection with performance failure;

•                   Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

•                   New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

•                   Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•                   New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

•                   Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•                  Dividends or dividend equivalents paid on unvested performance shares or units;

•                  Poor disclosure practices:

•                  Unclear explanation of how the CEO is involved in the pay setting process;

•                  Retrospective performance targets and methodology not discussed;

•                  Methodology for benchmarking practices and/or peer group not disclosed and explained;

•                  Internal Pay Disparity:

•                  Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•                  Options backdating (covered in a separate policy);

•                  Other excessive compensation payouts or poor pay practices at the company.

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Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•                  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•                  Evaluation of peer groups used to set target pay or award opportunities;

•                  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•                  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•                  Balance of fixed versus performance-driven pay;

•                  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•                  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•                  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

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•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                   Rigorous stock ownership guidelines, or

•                   A holding period requirement coupled with a significant long-term ownership requirement, or

•                   A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•                  Whether adoption of the proposal is likely to enhance or protect shareholder value;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•                  What other companies have done in response to the issue addressed in the proposal;

•                  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

B-14

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•                  The company’s business and the proportion of it affected by the resolution;

•                  The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•                  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•                  The nature of the company’s business and the potential for reputational and market risk exposure;

•                  The existing disclosure of relevant policies;

•                  Deviation from established industry norms;

•                  The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•                  Whether the proposal focuses on specific products or geographic regions; and

•                  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•                  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•                  The company’s level of disclosure is at least comparable to that of industry peers; and

•                  There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•                  Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•                  The company’s current level of disclosure on lobbying strategy, and

•                  The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•                  The degree to which existing relevant policies and practices are disclosed;

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•                  Whether or not existing relevant policies are consistent with internationally recognized standards;

•                  Whether company facilities and those of its suppliers are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•                  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•                  The scope of the request; and

•                  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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MARVIN & PALMER® LARGE CAP GROWTH FUND

of

THE RBB FUND, INC.

TICKER: MPAUX

(an Investment Portfolio of The RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

Investment Adviser:

MARVIN & PALMER® ASSOCIATES, INC.

1201 N. Market Street

Suite 2300

Wilmington, Delaware 19801-1165

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Marvin & Palmer Large Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2010 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free 1-877-821-2117. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate investment portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by the Prospectus. Marvin & Palmer Associates, Inc. (“Marvin & Palmer Associates” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following information supplements the discussion of the Fund’s investment goal, strategies and risks discussed in the Prospectus.

The investment goal of the Fund is long-term capital appreciation. The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets in large cap equity securities that the Adviser believes offer the prospect of long-term capital appreciation. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in large cap equity securities.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities” below for additional information.

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P®”), Fitch Ratings, Inc. (“Fitch”), or Moody’s Investors Service (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. In the event that a security held by the Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund may consequently experience losses in respect of such security.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. See Appendix “A” for a description of corporate debt ratings.

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Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk. As a result, investing in the Fund involves the risk of loss of capital.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  See “Convertible Securities and Preferred Stocks” below for more information.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments. See “Purchase Warrants and Rights Offerings” below for more information.

•                Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  See “Convertible Securities and Preferred Stocks” below for more information.

Foreign Securities. The Fund may invest in securities of foreign issuers. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

Initial Public Offerings. The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Market Fluctuation. The market value of the Fund’s investments, and the Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by its investment goal, investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in any single mutual fund should not be considered a complete investment program.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, and, as a result, have higher levels of portfolio turnover than funds that pursue passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax

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liability is costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies.

There are no limitations on the length of time that securities must be held by the Fund, and the Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the Fund and its shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) that have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of the Fund would increase. Increased portfolio turnover results in increased brokerage costs, which the Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Fund will trade its portfolio securities without regard to the length of time for which they have been held. To the extent that the Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.  The Fund’s portfolio turnover rate was 138.68% and 237.91% for the fiscal years ended August 31, 2010 and August 31, 2009, respectively. The lower portfolio turnover rate during the most recent fiscal year end was due to a more stable market environment.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser believes are undervalued by the market.

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 20% of the Fund’s net assets. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Special Note Regarding Market Events. Events in the financial sector over the past two years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

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Non-Principal Investment Policies and Risks

Borrowing. The Fund may borrow up to 33 1/3 % of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of the Fund’s total assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. The Fund’s short sales and related borrowing are not subject to the restrictions outlined above.

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Fund’s Adviser, issues rated “A-2” by S&P® or “Prime-2” by Moody’s. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund’s Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Convertible Securities and Preferred Stocks. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 5% of its net assets in convertible securities, or securities received by the Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred

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stocks. There is no minimum credit rating applicable to the Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Swaps. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

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The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities

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will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return or to hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the

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other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Holding Company Depository Receipts. The Fund may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. The Fund does not presently intend to invest more than 5% of its respective net assets in HOLDRS.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate, currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities that are not registered under the Securities Act but that may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). Restricted Securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for them. The practice of purchasing Restricted Securities could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing Restricted Securities.

The Adviser will monitor the liquidity of Restricted Securities held by the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities and exchange-traded funds.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

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Lending of Portfolio Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve the risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risk. Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

Money Market Instruments. The Fund may invest a portion of its assets in money market instruments, which are short-term, high-quality instruments for purposes of temporary defensive measures. Money market instruments include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank that is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”) or by a savings and loan association or savings bank that is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured, and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investments are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

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A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

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The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Mortgage Dollar Roll Transactions. The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities, on a specified future date.

During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing.

These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain

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municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations that were not publicly offered initially.

The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Economic, business or political developments might affect all municipal obligations of a similar type. The Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually), and the interest rates payable on, floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. The Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

The Fund may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of

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cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. Except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. The Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act, to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes, for example, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. In particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Fund may engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code for maintaining the Fund’s qualification as a regulated investment company for federal income tax purposes. See “Dividends, Distribution and Tax Status.”

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest

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rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Fund’s portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices. The Fund may write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. The Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of the Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by using the other methods described above.

The Fund may purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise

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price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Fund may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, such transactions involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices that may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options, and, if it determines that such options are not readily marketable, the Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

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Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the Fund may invest up to 5% of its net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds do not pay interest periodically to maturity, and, therefore, they involve the additional risk that the Fund will not realize any cash until a specified future payment date unless a portion of such securities is sold, and, if the issuer of such securities defaults, the Fund may not obtain any return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because cash generally is not received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Purchase Warrants and Rights Offerings. The Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation that enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally remain exercisable only for a brief period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The Fund may not invest more than 5% of its net assets in purchase warrants and similar rights.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

REITs may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

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Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, although the repurchase agreement itself must mature in less than 13 months. Default by or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks that the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities purchased subject to repurchase agreements and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P® (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

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The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Fund’s net assets.

Short Sales “Against the Box.” In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets.

Structured Securities. The Fund may invest up to 5% of its net assets in structured securities to the extent consistent with its investment goal. The value of the principal of and/or interest on structured securities is determined by reference to changes in the

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value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, but not limited to, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of Ginnie Mae and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk. See “Mortgage-Backed Securities” above for additional information on Fannie Mae and Freddie Mac.

U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity. The Fund does not presently intend to invest more than 5% of its net assets in U.S. government obligations.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s NAV starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The Fund’s investment goals and strategies described

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in the Prospectus may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders. The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks, enter into reverse repurchase agreements and may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or one-third of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

2. Issue any senior securities, except as permitted under the 1940 Act. For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1 nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.

3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts.

5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The 1940 Act generally permits investments in other investment companies to the extent that (i) not more than 5% of the value of the Fund’s total assets are invested in securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets are invested in the aggregate in securities of investment companies as a group, (iii) not more than 3% of the outstanding voting stock of any one investment company is owned by the Fund or the Company as a whole, and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by its investment adviser. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

With respect to Investment Limitation No. 2, the staff of the SEC has stated that certain types of instruments, such as reverse repurchase agreements, when issued securities and certain derivatives, raise concerns regarding the prohibition against the issuance of senior securities under the 1940 Act. Such concerns are alleviated if the Fund has a long position with respect to the instrument underlying the transaction or by segregating or earmarking on the Custodian’s books liquid assets equal in value to the Fund’s potential exposure from the transaction.

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Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to investments in illiquid securities, borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The scope of the information relating to the Fund that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s information that has already been made public through a web posting or SEC filing, in marketing literature and other communications to shareholders, advisers or other parties, provided that, in the case of information made public through the web, the information is disclosed no earlier than the day after the date of posting to the website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011 the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel for the Company; Ropes & Gray, LLP, legal counsel for the Adviser; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio data from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

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MANAGEMENT OF THE COMPANY

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                   Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”).  PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio.  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

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Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

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Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him) as of December 31, 2009.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Nicholas A. Giordano	None	$10,001 - $50,000
Francis J. McKay	None	$10,001 - $50,000
Arnold M. Reichman	None	over $100,000
Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1 - $10,000
INTERESTED DIRECTORS
Julian A. Brodsky	None	$10,001 - $50,000
J. Richard Carnall	None	None
Robert Sablowsky	$50,001 - $100,000	over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person, $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $3,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

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Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$944	N/A	N/A	$944
Francis J. McKay, Director	$851	N/A	N/A	$851
Arnold M. Reichman, Director and Chairman	$1,250	N/A	N/A	$1,250
Marvin E. Sternberg, Director	$875	N/A	N/A	$875
Robert A. Straniere, Director	$812	N/A	N/A	$812
Interested Directors:
Julian A. Brodsky, Director	$772	N/A	N/A	$772
J. Richard Carnall, Director	$794	N/A	N/A	$794
Robert Sablowsky, Director	$904	N/A	N/A	$904
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$12,441	N/A	N/A	$12,441

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-821-2117 and by visiting the SEC website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See “Additional

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Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Marvin & Palmer Large Cap Growth Fund	Mitra & Co C/O Marshall & Ilsley Trust Co NA ATTN: Mutual Funds 11270 W Park Pl Ste 400 PPW-04-WM Milwaukee, WI 53224-3638	839,899.255	65%

Marvin & Palmer Large Cap Growth Fund	Capinco C/O US Bank Mutual Fund Department Milwaukee, WI 53201-1787	101,415.035	8%

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of March 5, 2007. The Adviser is not a subsidiary of or under the control of any other company. As of November 30, 2010, David F. Marvin, Chairman of the Board and Chief Executive Officer of the Adviser, owns approximately 47% of the Adviser’s voting stock, and Stanley Palmer, Vice Chairman of the Adviser, owns approximately 15% of the Adviser’s voting stock. No other person owns more than 5% of the Adviser’s outstanding voting stock.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment goal, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to forgo its advisory fee and/or reimburse expenses through December 31, 2011 to the extent that the Fund’s total annual operating expenses exceed 0.80% of the Fund’s average daily net assets. There is no assurance that the Adviser will continue to forgo fees and/or reimburse expenses beyond December 31, 2011. If at any time during the three years ending March 4, 2013 the Advisory Agreement is in effect, the Fund’s total annual Fund operating expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund during such three-year period.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity

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bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from the reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement may be reviewed in the Fund’s annual report to shareholders dated August 31, 2010, which may be obtained by calling (877) 264-5346 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Period Ended August 31	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
2010	$0	$89,594	$161,660
2009	$0	$118,743	$150,121
2008	$0	$147,187	$127,807

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

Portfolio Managers

Other Accounts. The table below discloses accounts, other than the Fund, as of August 31, 2010.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. David Marvin	Other Registered Investment Companies:	1	$14.6m	1	$14.6m
	Other Pooled Investment Vehicles:	14	$647.6m	2	$63.3m
	Other Accounts:	43	$4,120.2m	4	$863.0m
2. Jay Middleton	Other Registered Investment Companies:	1	$14.6m	1	$14.6m
	Other Pooled Investment Vehicles:	14	$647.6m	2	$63.3m
	Other Accounts:	43	$4,120.2m	4	$863.0m
3. Stephen Marvin	Other Registered Investment Companies:	1	$14.6m	1	$14.6m
	Other Pooled Investment Vehicles:	14	$647.6m	2	$63.3m
	Other Accounts:	43	$4,120.2m	4	$863.0m
4. Porter Schutt	Other Registered Investment Companies:	1	$14.6m	1	$14.6m
	Other Pooled Investment Vehicles:	14	$647.6m	2	$63.3m
	Other Accounts:	43	$4,120.2m	4	$863.0m

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Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures, discussed below, reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

The Adviser identified the following potential conflicts through its review of its business operations and pursuant to the guidance provided by the regulatory authorities to which it is subject. The purpose of the following provisions is to identify those potential conflicts and to specify which policies and procedures are intended to address them.

Conflicts that may arise as a result of the aggregation of clients’ trades are addressed in Section III of the Trade Management Policy (Aggregation of Transactions and Allocation of Securities and Proceeds). The potential conflict is that the Adviser may allocate the proceeds of trades in a manner that favors one client over another. The policy obviates the conflict by prescribing the manner in which such proceeds will be allocated. If such a conflict were to arise, the conflict would be moderately serious. Were breaches to occur, they would be reported to the Head Trader, the Head of the Operations Group and the Head of the Administration Group. The Adviser requires that the proceeds of all aggregated trades are allocated as provided in the policy, and a program for making the allocations is a part of the trading system.

Conflicts that may arise as a result of the allocation of shares in initial public offerings (“IPOs”) are addressed in Section IV of the Trade Management Policy (Allocation of Shares in Initial Public Offerings). The potential conflict is that the Adviser may allocate shares in an IPO in a manner that favors one client over another. The policy obviates the conflict by prescribing the manner in which such shares will be allocated. If such a conflict were to arise, the conflict would be moderately serious. Were breaches to occur, they would be reported to the Head Trader, the Head of the Operations Group and the Head of the Administration Group. The Adviser requires that shares in IPOs be allocated as provided in the policy, and a program for making the allocations is a part of the trading system.

Conflicts may arise as a result of the allocation of scarce resources other than shares in initial public offerings. The potential conflict is that the Adviser may allocate scarce resources in a manner that favors one client over another. Such conflicts are not expected to arise inasmuch as the Adviser invests principally in large cap growth equity securities, which are relatively plentiful.

Conflicts that may arise as a result of cross trading activities are addressed in Section VI of the Trade Management Policy (Cross Trading). The potential conflict is that the Adviser may use cross trading to favour one account over another without adequate recourse to market mechanisms. As noted in the Trade Management Policy, the Adviser does not engage in cross trading.

Conflicts that may arise as a result of soft dollar arrangements are addressed in Section VII of the Trade Management Policy (Soft Dollar Arrangements). If such a conflict were to arise, the conflict would be moderately serious.

Conflicts that may arise as a result of trading through affiliated brokers are not expected to arise because the Adviser does not have any affiliated brokers. The Adviser does have a contractual relationship with one broker-dealer that has agreed to supervise Marvin & Palmer Associates’ registered representatives, but Marvin & Palmer Associates does not expect to trade through that broker-dealer so long as the contractual arrangement exists. The Adviser believes that refraining from trading with that broker obviates the conflict of interest.

Conflicts that may arise as a result of dealing with affiliated and unaffiliated entities are not expected to arise. The Adviser or an affiliate serves as a general partner or sponsor of several commingled investment funds. The Adviser offers interests in these funds to its clients and its prospective clients as an alternative to establishing a separately managed account. The Adviser does not cause the separately managed accounts that it manages to invest in these commingled investment funds. Investment opportunities are allocated among the affiliated and the unaffiliated entities as provided in the Trade Management Policy.

Conflicts that may arise as a result of trading errors are addressed in Section IX of the Trade Management Policy (Errors and Exceptions). The potential conflict is that the Adviser may seek to protect its own economic interest by not acknowledging that errors have occurred or by failing to compensate the clients for the damage they incur as a result of such errors. The policy obviates the conflict by requiring disclosure and compensation for material errors. Were the conflict to arise, it would be moderately serious. Were breaches to occur, they would be reported to the Head Trader, the Head of the Operations Group and the Head of the Administration Group. The Adviser requires that material trading errors be investigated and recorded and that disclosure and compensation to clients be made in appropriate cases. The policy is disclosed to clients in Part II of Form ADV.

Conflicts that may arise from the personal trading activities of employees of the Adviser and from the proprietary trading activities of the Adviser are addressed in the Code of Ethics.

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Conflicts that may arise as a result of exercising proxies are addressed in the Proxy Voting Policy.

Conflicts may arise as a result of different fee arrangements with different clients may create an incentive for portfolio managers to allocate preferred investment to accounts that bear higher fees. Such conflicts are not expected to arise because, as discussed in the Portfolio and Account Management Policy, The Adviser attempts to manage alike all accounts having the same investment mandate.

Marvin & Palmer Associates manages the Marvin & Palmer Global Partners Fund and the Marvin & Palmer Emerging Markets Partners Fund, which may be considered hedge funds.  The hedge funds’ portfolios are more concentrated than the long-only portfolio, managed by Marvin & Palmer Associates, and they can engage in shorting and hedging, but the stock selection for the hedge funds is generally the same as, although more limited than, for the long-only accounts.  Conflicts of interest could arise if Marvin & Palmer Associates were to hold securities in the long-only accounts that it shorted in the hedge funds.  Marvin & Palmer Associates does not believe that this circumstance would arise because it holds a security when it believes that its value will increase and it shorts a security when it believes that its value will decrease and because the same group of portfolio managers are making investment decisions for the funds and the accounts.

Description of Compensation. Portfolio Managers are compensated through salary, stock ownership, and bonuses. The Adviser’s salaries are competitive with those of industry peers. The Adviser’s stock must be purchased by the Portfolio Managers rather than granted to them. Bonuses are based on performance of the Adviser’s clients’ portfolios, the individual Portfolio Manager’s contribution to the Adviser, the Adviser’s financial performance and the Portfolio Manager’s investment performance versus competitive peer universes. The Adviser believes that these incentives align the Portfolio Manager’s interests with those of its clients.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of August 31, 2010:

Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
David F. Marvin	$100,001 — 500,000
Jay F. Middleton	$0
Stephen D. Marvin	$0
Porter Schutt	$0

Custodian Agreement

PFPC Trust Company (“PFPC Trust”), 301Bellevue Parkway, Wilmington, DE 19809, serves as the custodian of the Fund’s assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988, as amended, and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian.

Transfer Agency Agreement

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (collectively, the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY Mellon (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Services Agreement

BNY Mellon also serves as the Fund’s administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of March 5, 2007, (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund

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statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

Administrative Services Agreement

Until April 1, 2008, BNY Mellon Distributors provided certain administrative services to Institutional Class shares of the Fund that are not provided by BNY Mellon, pursuant to an Administrative Services Agreement dated as of May 29, 1998. These services includes furnishing corporate secretarial, data processing and clerical services, acting as liaison between each class of shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports.

Distribution Agreement

BNY Mellon Distributors Inc., whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as principal underwriter of the Fund pursuant to the terms of a distribution agreement dated July 1, 2010 (the “Distribution Agreement”), entered into by BNY Mellon Distributors and the Company. Pursuant to the Distribution Agreement, BNY Mellon Distributors will use appropriate effort to solicit orders for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. BNY Mellon Distributors does not receive compensation from the Company for the distribution of the Fund’s shares; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

For its services to the Fund pursuant to the Custodian Agreement, Transfer Agency Agreement and Administration Agreement, PFPC Trust, BNY Mellon, and BNY Mellon Distributors are entitled to receive a monthly fee calculated at the annual rate of:

•                          0.15% of the first $250 million of average net assets;

•                          0.12% on the next $250 million of average net assets;

•                          0.10% on the next $250 million of average net assets;

•                          0.08% on the next $750 million of average net assets; and

•                          0.06% on average net assets over $1.5 billion.

There is a minimum monthly fee of $12,500, exclusive of multiple class fees, custody transaction charges, shareholder account fees (if applicable) and expenses, and out-of-pocket expenses. For the past three fiscal years, the Fund paid BNY Mellon Distributors fees pursuant to the Custodian Agreement, Transfer Agency Agreement, Administration Agreement and Administrative Services Agreement as follows:

	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
2010	$0	$0	$0
2009	$0	$0	$0
2008	$8,750.00	$0	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the

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Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Adviser’s capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.

Ongoing research and market data feeds are critical elements of the Adviser’s investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services, which assist the Adviser in carrying out its investment and trading decisions. These products and services include: trading, research and portfolio management systems and consulting services, periodicals and seminars, prime brokerage, custody and clearance services, data services, trading consulting, telephone lines, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service, which provides administrative or other non-research services, is paid for by the Adviser in hard dollars. For the fiscal year ended August 31, 2010, the Fund paid $34,557 in aggregate commissions to brokers that provided third-party research services.

All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund’s or a particular client’s transactions and the use of any or all of that broker-dealer’s research material in relation to the Fund or that client’s account. The Adviser may pay a broker-dealer’s brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer.

The brokerage commissions paid for the last three fiscal years are:

Fiscal Year Ended August 31:	Brokerage Commissions Paid
2010	$34,557
2009	$56,978
2008	$58,570

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2010, the Fund did not hold any securities of the Company’s regular broker-dealers.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to BNY Mellon Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Corporate debt and U.S. government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

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The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

Institutional Shares of the Fund are available through consultants or broker-dealers purchasing for the accounts of others. Institutional Shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are also subject to redemption by the Company, at the redemption price of such Shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

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TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Shares of the Fund are priced at their NAV. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

TAXES

The tax information set forth in the Prospectus and this SAI relates solely to U.S. federal income tax law. This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statement included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

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The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The tax principles applicable to transactions in financial instruments, such as and futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes; however, the Company only has 23 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in the Fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

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Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

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“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

“A” — An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

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“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•   Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•   Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

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In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

MARVIN & PALMER ASSOCIATES, INC.

Proxy Voting Policy

This policy sets forth the guidelines pursuant to which MPA will vote proxies for securities owned by its clients.*

Decisions on voting of proxies will be made by MPA unless the client otherwise specifically directs.

I.                          Role of Proxy Voting Committee

1. The Proxy Voting Committee, which is the committee consisting of two Portfolio Managers of MPA and the Head of the Administration Group (or his or her designate), is designated as the policy-making body with respect to proxy voting by MPA. In this capacity, the Proxy Voting Committee will be aided by the Heads of the Administration Group and the Operations Group, the Head Trader and the General Counsel, with whom the Proxy Voting Committee may consult as and when needed.

2. The Proxy Voting Committee determines the Statement of Policy, which is set forth as Section II of this policy.

3. The Proxy Voting Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

II.                      Statement of Policy

1. All decisions about how to vote a proxy with respect to an account will be made in accordance with the best investment interests of the client, including stated investment objectives and in accordance with applicable statutory and regulatory requirements, and client agreements, and the related factors that MPA believes appropriate consistent with its fiduciary duties to its clients

2. Generally, it is the policy of MPA, acting in accordance with the principle set forth in Section II.1, to vote proxies as recommended by an issuer’s management, subject to Section II.3.

3. The Proxy Voting Committee will determine how to vote all proxies containing proposals that involve stockholder rights or the economics of an issuer, such as to election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of stockholders.

*         With respect to limited partnerships or other pooled investment vehicles, the client is the limited partnership or the pooled investment vehicle as the case may be.

4. With respect to some non-U.S. issuers, the exercise of voting rights can cause the client’s account to incur a cost or cause the underlying shares to be blocked from trading. Although the Proxy Voting Committee recognizes the importance of the right to vote, the Proxy Voting Committee believes that the clients are better served by avoiding unnecessary costs and by preserving the right to trade shares promptly should conditions warrant. Accordingly, when exercising the vote could cause a client’s account to incur a cost or cause the underlying shares to be blocked from trading, which cost or blockage in the judgment of the Proxy Voting Committee outweighs the potential effect on the value of the client’s account of voting, a vote will not be cast.

III.                  Administration

1. The following proxy voting records shall be maintained in accordance with Section III.2:

a. This policy;

b. Issuer’s proxy statement received regarding client securities;

c. Copies of actual votes cast on behalf of clients;

d. Actions of the Proxy Voting Committee with respect to proxy voting;

e. Records of written client requests for proxy voting information;

f. Written responses (if applicable) to written or oral client requests;

g. Research used in making the voting decision;

h. Any documents prepared by MPA that are material to making a voting decision; and

i. Any documents prepared by MPA to memorialize the basis for a voting decision.

2. Records of all proxy votes will be retained for a five-year period. For the first two years, these records shall be readily accessible.

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3. The Proxy Voting Committee will designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues that are indicated by the Statement of Policy from proxies with respect to issues that are not indicated by the Statement of Policy and proxies with respect to issues designated by the Proxy Voting Committee for further review.

4. The Proxy Voting Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely. With respect to issues that are. not addressed by the Statement of Policy, the designated staff will vote proxies under the supervision of a member of the Proxy Voting Committee.

5. Notwithstanding the foregoing, MPA may retain a service provider to administer this policy. Copies of the proxy materials received and a record as to how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to MPA promptly upon request.

IV.                  Communications

1. The Proxy Voting Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

2. In the event a proxy is to be voted against management’s recommendation, the Proxy Voting Committee will determine whether the proxy should or should not be proceeded, or followed, by letter, telephone call or in person discussions with the issuer.

3. MPA will disclose the following in Part II of its Form ADV and brochure:

a. How clients can obtain information on how their proxies were voted;

b. Concise summary of this policy;

c. Statement that a copy of this policy is available to clients upon request.

4. A copy of this policy shall be provided to any client promptly upon request or posted on MPA’s Website. A copy of a record of how proxies have been voted for any client’s account shall by provided to the client promptly upon request.

V.                      Conflict of Interest

1. If MPA has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client’s account, MPA shall disclose to the client in writing the substance of MPA’s interest in the issue and shall seek from the client written direction on how such issue is to be voted.

2. If MPA does not receive written direction from a client on how to vote on an issue on which MPA has a direct or indirect interest, MPA may resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

This existence of an issue on which MPA has a direct or indirect issue shall not prevent MPA from voting on other issues on the same proxy on which MPA does not have a conflict of interest.

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MATSON MONEY, INC.

FAMILY OF FUNDS

of

The RBB Fund, Inc.

Institutional Class

Free Market U.S. Equity Fund: FMUEX

Free Market International Equity Fund: FMNEX

Free Market Fixed Income Fund: FMFIX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

Investment Adviser:

Matson Money, Inc.

This Statement of Additional Information (“SAI”) provides information about the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed-Income Fund (each a “Fund” and collectively, the “Funds”).  The Funds are series of The RBB Fund, Inc. (the “Company”).  This information is in addition to the information contained in the Funds’ Prospectus dated December 31, 2010 (the “Prospectus”).  This SAI is not a prospectus.  Copies of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (866) 780-0357 Ext. 3863.  The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI.  No other part of the Annual Report is incorporated by reference herein.

i

GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate investment portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to Institutional Class shares representing interests in three diversified Funds, which are offered by the Prospectus.  Matson Money, Inc. (“Matson Money” or the “Adviser”) serves as the investment adviser to the Funds.

NON- PRINCIPAL INVESTMENT POLICIES OF THE FUNDS

Although the Funds invest primarily in shares of other registered investment companies, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments, including U.S. government securities, commercial paper, certificates of deposit, and bankers’ acceptances.  When a Fund invests for temporary defensive purposes, it may do so without any percentage limitations.  A Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

U.S. Government Securities.  Each Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government”) that have remaining maturities not exceeding one year.  Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Intermediate Credit Banks, the Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”).

Bank Obligation.  Each Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers’ acceptances) and U.S. dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks having total assets at the time of purchase in excess of $1 billion.  Such banks must be members of the Federal Deposit Insurance Corporation.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

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Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies.  The commercial paper purchased by the Funds consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by Standard & Poor’s Ratings Services (“Standard & Poor’s”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by Standard & Poor’s, or (iii) securities which, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest.  In the event that a security held by a Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund invested in such security may consequently experience losses in respect of such security.  See Appendix A for a description of Moody’s and Standard & Poor’s rating categories.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund outstanding shares (as defined in Section 2 (a) (42) of the 1940 Act).  As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Each Fund’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders. Each Fund may not:

1.  Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and the Free Market Fixed Income Fund may enter into dollar rolls (including mortgage dollar rolls), for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing and provided that, for any borrowing with respect to the Fund, there is at least 300% asset coverage for borrowings of the Fund.  A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

2. Issue any senior securities, except as permitted under the 1940 Act.

3.  Act as underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), except insofar as the Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

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4.  Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest:  (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

5.  Purchase or sell commodities or commodity contracts, except that to the extent consistent with its investment policies and restrictions, the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

6.   Make loans, except through loan portfolio instruments and repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

7.  Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

8.  Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

For purposes of Investment Limitation No. 2, the SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the meaning of the term “evidence indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian.

Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following:  any swap contract; any borrowings or pledge or encumbrance of assets permitted by Investment Limitation No. 1; any collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and foreign currency contracts and collateral arrangements with respect to short sales and initial and variation margin; and purchases and sales of futures or related options

The Funds have adopted the following non-fundamental investment limitation, which may be changed by the Company’s Board of Directors without shareholder approval:

1.               No Fund will invest more than 15% of its net assets in illiquid securities.

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Securities held by the Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities by the Fund.)

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS

The underlying investment companies in which the Funds invest have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk.  In addition, as a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.  Therefore, it may be more costly for a Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Funds may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.  Such charges will be payable by the Funds and, therefore, will be borne by shareholders. The underlying investment companies in which each Fund invests may purchase securities of affiliated and unaffiliated unregistered money market funds.

Set forth below is additional information with respect to the types of securities and instrument techniques of the underlying investment companies and the risks involved in certain of these practices and techniques.

Asset-Backed Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.  Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities.  Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations.  Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance.  In addition, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.  See “Mortgage-Backed Securities.”

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Corporate Obligations.  The Free Market Fixed Income Fund’s underlying investment companies may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations whose commercial paper is rated at the time of purchase “A-1” by Standard & Poor’s or “Prime-1” by Moody’s.  If the issuer’s commercial paper is unrated then the debt securities must be rated AA or Aa2 or better.  See Appendix “A” to this SAI for a description of corporate debt ratings.  An issuer of debt obligations may default on its obligation to pay interest and repay principal.  Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Convertible Securities and Preferred Stocks.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which

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investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners.  Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Depository Arrangements. To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in American Depository Receipts (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars.  They are publicly traded on exchanges or over-the-counter in the United States.

The underlying investment companies may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs.  Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder.  The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers.  Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company.  The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

The underlying investment companies may also invest in Holding Company Depository Receipts (“HOLDRS”).  HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or ADRs of specific companies in a particular industry, sector or group.

The underlying investment companies of the Free Market International Equity Fund may also invest in European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”).  These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies.  They may not be denominated in the same currency

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as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk.  These risks are set forth under “Foreign Securities” in this SAI.

Dollar Rolls.  To the extent consistent with its investment policies and limitations, the Free Market Fixed Income Fund’s underlying investment companies may enter into dollar rolls in which the investment companies sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, an investment company would forgo principal and interest paid on such securities.  However, the investment company would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  The return on dollar rolls may be negatively impacted by fluctuations in interest rates. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets.  The underlying investment companies of the Free Market U.S. Equity Fund and Free Market International Equity Fund invest primarily in equity markets at all times.  Equity markets can be highly volatile, so that investing in the underlying investment companies involves substantial risk.  As a result, investing in the underlying investment companies involves the risk of loss of capital.

European Currency Unification.  On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time.  In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

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Foreign Securities.  The underlying investment companies of the Free Market International Equity Fund and Free Market Fixed Income Fund may invest in securities issued by foreign companies. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability.  Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.  Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon.  The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Although the underlying investment companies may invest in securities denominated in foreign currencies, each investment company values its securities and other assets in U.S. dollars.  As a result, the NAV of an underlying investment company’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the underlying investment company’s securities in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the currencies in which an underlying investment company makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the underlying investment company’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of an underlying investment company’s securities in its foreign markets.  In addition to favorable and unfavorable currency exchange rate

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developments, an underlying investment company is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The underlying investment companies may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The underlying investment companies may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Forward Commitment and When-Issued Transactions.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may purchase or sell securities on a when-issued or forward commitment basis. These transactions involve a commitment by an underlying investment company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable an underlying investment company to lock in what is believed by the underlying investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, an underlying investment company might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an underlying investment company might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of an underlying investment company’s NAV starting on the date of the agreement to purchase the securities, and the underlying investment company is subject to the rights and risks of ownership of the securities on that date. An underlying investment company does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When an underlying investment company makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the underlying investment company’s assets. Fluctuations in the market value of the underlying securities are not reflected in the underlying investment company’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally

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takes place within two months after the date of the transaction, but an underlying investment company may agree to a longer settlement period.

An underlying investment company generally will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an underlying investment company may dispose of or renegotiate a commitment after it is entered into. An underlying investment company also may sell securities it has committed to purchase before those securities are delivered to the underlying investment company on the settlement date. An underlying investment company may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When an underlying investment company purchases securities on a when-issued or forward commitment basis, the investment company or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the underlying investment company’s purchase commitments. These procedures are designed to ensure that the underlying investment company will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions.  The Free Market International Equity and Free Market Fixed Income Funds’ underlying investment companies may, to the extent that they invest in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The underlying investment companies will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The underlying investment companies generally are permitted to enter into forward contracts under two circumstances. First, when an underlying investment company enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the underlying investment company will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

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Second, when the investment adviser to an underlying investment company believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the investment company to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the investment company’s portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

The underlying investment companies may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the investment adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the investment adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The underlying investment companies will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the investment company to deliver an amount of foreign currency in excess of the value of the investment company’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, an underlying investment company may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If an underlying investment company chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If an underlying investment company engages in an offsetting transaction, the underlying investment company will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The underlying investment companies’ transactions in forward contracts generally will be limited to those described above. Of course, the underlying investment companies are not required to enter into such transactions with regard to their foreign currency quoted or denominated securities, and the investment companies will not do so unless deemed appropriate by their respective investment advisers.

When entering into a forward contract, an underlying investment company will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the underlying investment company’s total assets committed to the consummation of forward currency exchange contracts which require the underlying investment company to purchase a foreign currency. If the value of the segregated securities declines, additional cash or

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securities will be segregated by the underlying investment company on a daily basis so that the value of the segregated securities will equal the amount of the underlying investment company’s commitments with respect to such contracts.

This method of protecting the value of an underlying investment company’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the underlying investment company’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the underlying investment company may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an underlying investment company may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the underlying investment company than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying investment company’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the underlying investment company. Such imperfect correlation may cause the underlying investment company to sustain losses, which will prevent the underlying investment company from achieving a complete hedge, or expose the underlying investment company to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive an underlying investment company of unrealized profits, transaction costs or the benefits of a currency hedge or force an underlying investment company to cover its purchase or sale commitments, if any, at the current market price.

The underlying investment companies’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts.    A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, an underlying investment company can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an underlying investment company, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

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To seek to increase total return or to hedge against changes in interest rates or securities prices, an underlying investment company may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. An underlying investment company may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. Generally an underlying investment company will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by an underlying investment company are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, an underlying investment company may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an underlying investment company proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. An underlying investment company may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the underlying investment company’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an underlying investment company or securities with characteristics similar to those of the underlying investment company’s portfolio securities. If, in the opinion of the investment adviser to an underlying investment company, there is a sufficient degree of correlation between price trends for an underlying investment company’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the underlying investment company may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an underlying investment company’s portfolio may be more or less volatile than prices of such futures contracts, the underlying investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the underlying investment company’s enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the underlying investment company’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an underlying investment company portfolio’s securities would be substantially offset by a decline in the value of the futures position.

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On other occasions, an underlying investment company may take a “long” position by purchasing futures contracts. This would be done, for example, when the underlying investment company anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Restricted and Illiquid Securities.  Each Fund’s underlying investment companies may not invest more than 15% of their respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Each underlying investment company may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”).  These securities will not be considered illiquid so long as it is determined by the underlying investment adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The underlying investment adviser will monitor the liquidity of Restricted Securities held by an underlying investment company.  In reaching liquidity decisions, the underlying investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

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The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Indexed Securities.  To the extent consistent with its investment policies and limitations, each Fund’s underlying investment companies may invest in indexed securities whose value is linked to securities indices.  Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. An underlying investment company may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day.  For example, an underlying investment company may invest in Standard & Poor’s Depositary Receipts (commonly referred to as “Spiders”), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor’s 500® Composite Stock Price Index.

Initial Public Offerings.  To the extent consistent with its investment policies and limitations, each Fund’s underlying investment companies may purchase stock in an initial public offering (“IPO”).  An IPO is a company’s first offering of stock to the public.  Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs.  When an underlying investment company’s asset base is small, a significant portion of the underlying investment company’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company.  As an underlying investment company’s assets grow, the effect of the underlying investment company’s investments in IPOs on the underlying investment company’s performance probably will decline, which could reduce the underlying investment company’s performance.  Because of the price volatility of IPO shares, an underlying investment company may choose to hold IPO shares for a very short period of time. This may increase the turnover of the underlying investment company’s portfolio and may lead to increased expenses to the underlying investment company, such as commissions and transaction costs.  In addition, the underlying investment advisers cannot guarantee continued access to IPOs.

Inflation-Protected Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the

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principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund’s underlying investment companies.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an underlying investment company holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Free Market Fixed-Income Fund’s underlying investment companies may enter into interest rate swaps and may purchase interest rate floors or caps. An underlying investment company will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by the underlying investment company with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Free Market International Equity Fund and Free Market Fixed Income Fund may enter into currency swaps, which involve the exchange of the rights of the underlying investment company and another party to make or receive payments in specific currencies.

An underlying investment company will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with the underlying investment company receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

The net amount of the excess, if any, of an underlying investment company’s obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the underlying investment company.

If there is a default by the other party to such transaction, the underlying investment company will have contractual remedies pursuant to the agreements related to the transaction.

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Lending of Portfolio Securities. To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may lend their portfolio securities to financial institutions provided that (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying investment company may at any time call the loan and obtain the return of the securities loaned; (3) the underlying investment company will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying investment company.  Such loans would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations.  The Free Market Fixed-Income Fund’s underlying investment companies may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. An underlying investment company may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the underlying investment company assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the underlying investment company has direct recourse against the corporate borrower, the underlying investment company may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the underlying investment company does not receive scheduled interest or principal payments on such indebtedness, the underlying investment company’s share price and yield could be adversely affected. Loans that are fully secured offer the underlying investment company more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An underlying investment company invests in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the

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amount owed. Consequently, when investing in indebtedness of companies with poor credit, the underlying investment company bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the underlying investment company’s investment adviser believes to be a fair price.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an underlying investment company.  For example, if a loan is foreclosed, the underlying investment company could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an underlying investment company could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an underlying investment company relies on its investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Market Fluctuation.  The market value of the investments of each underlying investment company, and thus each underlying investment company’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Micro Cap, Small Cap and Mid Cap Stocks.  Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns.  In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible.  Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market.  Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies.  The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

Mortgage-Backed Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

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Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts.

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An underlying investment company may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of

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principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities.  This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

An underlying investment company may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which an underlying investment company may have invested or may in the future be invested), and may continue to do so in the future.  In the event that any mortgage-related security held by an underlying investment company is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the underlying investment company invested in such security, and thus the Free Market Fixed Income Fund, may consequently experience losses in respect of such mortgage-related security.

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Mortgage Dollar Roll Transactions.  The Free Market Fixed Income Fund’s underlying investment companies may enter into mortgage dollar roll transactions in which the underlying investment company sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the underlying investment company would forgo principal and interest paid on such securities. However, the underlying investment company would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the underlying investment company compared with what such performance would have been without the use of mortgage dollar rolls.  Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.  For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Options on Futures Contracts. To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give an underlying investment company the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an underlying investment company obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of an underlying investment company’s assets. By writing a call option, an underlying investment company becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an underlying investment company intends to purchase.  However, the underlying investment company becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an underlying investment company in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The underlying investment company will incur transaction costs in connection with the writing of options on futures.

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The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An underlying investment company’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable underlying investment company to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the underlying investment company’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, the underlying investment company may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, while an underlying investment company may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the underlying investment company than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the underlying investment company may be exposed to risk of loss.

Perfect correlation between an underlying investment company’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge an underlying investment company’s portfolio investments generally are limited to futures on various securities indices.

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Options on Securities and Securities Indices.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. An underlying investment company may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an underlying investment company obligates the investment company to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security.

A put option written by an underlying investment company obligates the underlying investment company to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the underlying investment company accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account noted on the underlying investment company’s records or maintained by the underlying investment company’s custodian with a value at least equal to the underlying investment company’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the underlying investment company’s net exposure on its written option position.

An underlying investment company may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the underlying investment company will have incurred a loss in the transaction.

An underlying investment company may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price

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fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

An underlying investment company may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. An underlying investment company may also cover call and put options on a securities index by using the other methods described above.

An underlying investment company would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an underlying investment company, in return for the premium paid, to purchase specified securities at a specified price during the option period. An underlying investment company would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle an underlying investment company, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an underlying investment company’s securities. Put options may also be purchased by an underlying investment company for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An underlying investment company would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

An underlying investment company may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Although an underlying investment company may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified

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securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by an underlying investment company may not exactly match the composition of the securities index on which options are written. If the forecasts of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, an underlying investment company’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an underlying investment company is unable to effect a closing purchase transaction with respect to covered options it has written, the investment company will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if an underlying investment company is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in pay-in-kind (“PIK”) securities.  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.

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Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.  Such securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, an underlying investment company will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an underlying investment company may obtain no return at all on its investment.  In addition, even though such securities may not provide for the payment of current interest in cash, an underlying investment company is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because no cash is generally received at the time of the accrual, an underlying investment company may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the underlying investment company. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Purchase Warrants.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in purchase warrants and similar rights.  Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of warrants involves the risk that the underlying investment company could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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Real Estate Investment Trust Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in real estate investment trusts (“REITs”).  REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the underlying investment companies may invest may be affected by economic forces and other factors related to the real estate industry.  REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.  REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.  An underlying investment company will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying investment company.  An underlying investment company is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended.  A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

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Repurchase Agreements.  Each Fund’s underlying investment companies may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”).  The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.  Default by or bankruptcy of the seller would, however, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Default by or bankruptcy of the seller would, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may enter into reverse repurchase agreements.  Reverse repurchase agreements involve the sale of securities held by an underlying investment company subject to the underlying investment company’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by an underlying investment company may decline below the price of the securities the underlying investment company is obligated to repurchase and the interest received on the cash exchanged for the securities.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Short Sales.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may enter into short sales.  Short sales are transactions in which an underlying investment company sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the underlying investment company must borrow the security to make delivery to the buyer.  The underlying investment company then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the underlying investment company.  Until the security is replaced, the underlying investment company is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan.  To borrow the security, the underlying investment company also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until an underlying investment company replaces a borrowed security in connection with a short sale, the underlying investment company will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

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An underlying investment company will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying investment company replaces the borrowed security.  The underlying investment company will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the underlying investment company may be required to pay in connection with a short sale.

Short Sales “Against the Box.”  In addition to the short sales discussed above, an underlying investment company may make short sales “against the box,” a transaction in which a fund enters into a short sale of a security that the fund owns or has the right to obtain at no additional cost.  The proceeds of the short sale will be held by a broker until the settlement date at which time the underlying investment company delivers the security to close the short position.  The underlying investment company receives the net proceeds from the short sale.

Structured Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in structured securities.  The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an underlying investment company could suffer a total loss of its investment.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Special Note Regarding Market Events. Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the underlying investment companies’ investments.  It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets.  Federal, state and foreign governments, regulatory agencies, and self-

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regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude an underlying investment company’s, and thus a Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders.  The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund.  It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipients are subject to a duty of confidentiality that includes a duty not to trade based on the selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian for the Funds; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be

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provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders.  The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

Portfolio Turnover.  Changes may be made to a Fund’s portfolio consistent with the investment objective and policies of such Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  For the fiscal year ended August 31, 2010, the portfolio turnover rates for the Funds can be found in the “Financial Highlights” section of the Funds’ Prospectus. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders.  Under normal circumstances each of the Funds expects to have a low portfolio turnover rate. The portfolio turnover rate for the Free Market Fixed Income Fund was 1% and 84% for the fiscal years ended August 31, 2010 and August 31, 2009, respectively.  The higher portfolio turnover rate of the Free Market Fixed Income Fund during the fiscal year ended August 31, 2009 was due to a repositioning of the portfolio’s assets.

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MANAGEMENT OF THE COMPANY

The Company’s Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman.  Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103- 6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)          Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)          Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co.  The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase.  Mr. Carnall is an “Interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior

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executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment

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management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him) as of December 31, 2009.

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Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Nicholas A. Giordano	None	$10,001-$50,000
Francis J. McKay	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Julian A. Brodsky	None	$10,001 - $50,000
J. Richard Carnall	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a

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Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers

Independent Directors:
Nicholas A. Giordano, Director	$10,237	N/A	N/A	$10,237
Francis J. McKay, Director	$9,388	N/A	N/A	$9,388
Arnold M. Reichman, Director and Chairman	$13,694	N/A	N/A	$13,694
Marvin E. Sternberg, Director	$10,656	N/A	N/A	$10,656
Robert A. Straniere, Director	$10,109	N/A	N/A	$10,109
Interested Directors:
Julian A. Brodsky, Director	$9,084	N/A	N/A	$9,084
J. Richard Carnall, Director	$7,960	N/A	N/A	$7,960
Robert Sablowsky, Director	$11,094	N/A	N/A	$11,094

Officers:

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Name of Director/Officer	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers

Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$89,275	N/A	N/A	$89,275

For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Independent Directors:
Nicholas A. Giordano, Director	$3,837	$3,213	$3,188
Francis J. McKay, Director	$3,598	$2,913	$2,876
Arnold M. Reichman, Director and Chairman	$5,196	$4,240	$4,258
Marvin E. Sternberg, Director	$4,059	$3,310	$3,287
Robert A. Straniere, Director	$3,859	$3,139	$3,111
Interested Directors:
Julian A. Brodsky, Director	$3,452	$2,834	$2,798
J. Richard Carnall, Director	$2,979	$2,525	$2,456
Robert Sablowsky, Director	$4,232	$3,439	$3,423
Officers:
Salvatore Faia, Esquire, CPA, Chief Compliance Officer and President	$33,053	$27,775	$28,447

 As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer until June 1, 2009, was the only employee who participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement.  No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below.  See “Additional Information Concerning Company Shares” below.  Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class.  Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Free Market U.S. Equity Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-1122	43,553,044.752	74%
Free Market U.S. Equity Fund	TRUST COMPANY OF AMERICA FBO 24 PO BOX 6503 CENTENNIAL CO 80155-6503	14,505,757.818	25%

Free Market International Equity Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-1122	35,269,977.231	73%
Free Market International Equity Fund	TRUST COMPANY OF AMERICA FBO 24 PO BOX 6503 CENTENNIAL CO 80155-6503	12,014,577.859	25%

Free Market Fixed Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-1122	37,393,432.488	78%
Free Market Fixed Income Fund	TRUST COMPANY OF AMERICA FBO 24 PO BOX 6503 CENTENNIAL CO 80155-6503	9,750,902.016	20%

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As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds.  The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds.  A copy of the Adviser’s Proxy Voting Policies is included with this SAI.  Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of December 31, 2007.  The Adviser is not a subsidiary of or under the control of any other company. Mark E. Matson, Chairman of the Board, Chief Executive Officer and a Director of the Adviser, owns approximately 79.47% of the Adviser’s voting stock, and members of Mr. Matson’s family own all of the remaining shares of the Adviser’s voting stock.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii)

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the placement from time to time of orders for all purchases and sales made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment goal, restrictions and policies as stated in the Prospectus and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund the Adviser is entitled to receive a monthly advisory fee at an annual rate of 0.50% of each Fund’s average daily net assets.  Through December 31, 2008, the Adviser had contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceeded 1.13%, 1.35% and 1.00% of the Fund’s average daily net assets with respect to the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.  The Adviser has voluntarily agreed to continue these waivers as of the date of this SAI.  The Adviser may discontinue these arrangements at any time.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Period Ended August 31, 2010	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$2,138,040	$0	$0
Free Market International Equity Fund	$1,570,240	$0	$0
Free Market Fixed Income Fund	$1,704,185	$0	$0

For the Fiscal Period Ended August 31, 2009	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$1,018,085	$0	$0
Free Market International Equity Fund	$796,657	$0	$0
Free Market Fixed Income Fund	$818,087	$0	$0

For the Fiscal Period Ended August 31, 2008	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$271,950	$0	$0
Free Market International Equity Fund	$202,895	$0	$0
Free Market Fixed Income Fund	$188,982	$0	$0

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The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  Each Fund bears all of its own expenses not specifically assumed by the Adviser.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement is included in the Fund’s annual report to shareholders dated August 31, 2010, which may be obtained by calling (866) 780-0357 Ext. 3863 or visiting the SEC’s website at www.sec.gov.  The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Adviser.  The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days’ written notice to the Fund.  The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or

45

business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld.  In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

Portfolio Managers

Description of Compensation.  The Portfolio managers currently and will continue to receive a base salary, a year-end incentive bonus based on company profitability and may receive a quarterly bonus based on services provided to the Adviser.  Compensation of a portfolio manager is determined at the discretion of the Portfolio manager’s supervisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that they manage.  The Portfolio manager’s supervisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts. The table below discloses accounts, other than the Funds for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2010.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

Free Market U.S. Equity Fund

1. Daniel J. List	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	26,547	$2.522 billion	0	$0

2. Mark E. Matson	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	26,547	$2.522 billion	0	$0

3. Steven B. Miller	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	26,547	$2.522 billion	0	$0

The portfolio managers utilize a team based approach to other accounts managed.  The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflicts of Interest.  Matson Money reviewed its conflicts of interest and risk factors and has attempted to develop policies and procedures to address these matters. Matson Money does not

46

engage in transactions on behalf of client accounts with any affiliates. Matson Money does not have custody of any client securities or funds. Neither Matson Money nor any of its related persons act as general partners or managing members of any unregistered pooled investment vehicle. Matson Money does not manage its own proprietary account. Moreover, none of Matson Money’s officers or employees engage in any outside business activities that conflict with Matson Money’s duties to its clients. Finally, Matson Money does not purchase IPOs or individual securities for clients. Thus, Matson Money’s conflicts and risk factors are in the following areas: solicitation practices, suitability of Matson Money’s services for a client, trade errors, marketing practices, compliance with any client guidelines and restrictions, valuation of client accounts and calculation of fees, safeguarding of client assets, safeguarding of the privacy of client information, disaster recovery, accurate disclosure of information to clients and regulators, and accurate creation and secure maintenance of client records.  Matson Money’s Compliance Manual is available upon request, which has more detailed explanations of policies and procedures currently in place to safeguard against potential conflicts/risks.

Securities Ownership.  The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in each of the Funds as of August 31, 2010:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned

Free Market U.S. Equity
Daniel J. List	$0
Mark E. Matson	$100,001 to $500,000
Steven B. Miller	$0

Free Market International Equity
Daniel J. List	$0
Mark E. Matson	$50,001 to $100,000
Steven B. Miller	$0

Free Market Fixed Income
Daniel J. List	$0
Mark E. Matson	Over $1,000,000
Steven B. Miller	$0

Custodian Agreement

PFPC Trust Company (“PFPC Trust”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian of the Funds’ assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988, as amended, and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, PFPC Trust:  (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors

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concerning the Funds’ operations.  PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian.

Transfer Agency Agreement

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (collectively, the “Transfer Agency Agreement”).  Under the Transfer Agency Agreement, BNY Mellon:  (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Funds.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program.  The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio.  In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification.  The Funds will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Services Agreement

BNY Mellon also serves as the Funds’ administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement (the “Administration Agreement”).  BNY Mellon has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds.  In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies.  The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard.

The administration and accounting fees, including waivers and reimbursements, for the past three fiscal years were as follows:

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For the Fiscal Year Ended August 31, 2010	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$483,194	$0	$0
Free Market International Equity Fund	$369,828	$0	$0
Free Market Fixed Income Fund	$395,304	$0	$0

For the Fiscal Year Ended August 31, 2009	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$258,187	$0	$0
Free Market International Equity Fund	$205,796	$0	$0
Free Market Fixed Income Fund	$206,755	$0	$0

For the Fiscal Period Ended August 31, 2008	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$93,033	$0	$0
Free Market International Equity Fund	$82,993	$0	$0
Free Market Fixed Income Fund	$82,985	$0	$0

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon.  Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration.  BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

For its services to the Funds pursuant to the Custodian Agreement, Transfer Agency Agreement and Administration Agreement PFPC Trust and BNY Mellon are entitled to receive a monthly fee calculated at the annual rate of:

•                  .11% of the first $250 million of average net assets;

•                  .0925% of the next $250 million of average net assets;

•                  .0725% of the next $200 million of average net assets;

•                  .055% of the next $700 million of average net assets; and

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There is a minimum monthly fee of $9,375 for each Portfolio, exclusive of multiple class fees, custody transaction charges, shareholder account fees (if applicable) and expenses, and out-of-pocket expenses.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement

BNY Mellon Distributors Inc., (the “Underwriter”) whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Funds pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”) entered into by BNY Mellon Distributors and the Company.  Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of each Fund’s shares.  The offering of the Fund’s shares is continuous.  BNY Mellon Distributors does not receive compensation from the Company for the distribution of the Fund’s shares; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Funds pursuant to the Distribution Agreement.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions.  However, the same investment decision may be made for two or more of such accounts. In such cases,

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simultaneous transactions are inevitable.  Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account.  While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

No Fund paid brokerage commissions on portfolio transactions for the past three fiscal years.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular

51

Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than BNY Mellon Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

In order to assist in the determination of fair value, the Company’s Board of Directors may authorize the Funds to employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain tax considerations generally affecting the Funds, the underlying investment companies, and Fund shareholders that are not fully described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds, the underlying investment companies, or Fund shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

Each Fund and each underlying investment company intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, each Fund and underlying investment company generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, each Fund and underlying investment company must meet three important tests each year.

First, each Fund and underlying investment company must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of each Fund’s and each underlying investment company’s taxable year, at least 50% of the value of the Fund’s and the underlying companies’ assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund or underlying investment company has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund or underlying investment company does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s and each underlying investment company’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund or underlying investment company controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund and underlying investment company must distribute an amount equal to at least the sum of 90% of the Fund’s or underlying investment company’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund and underlying investment company intends to comply with these requirements.  If a Fund or underlying investment company were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund or underlying investment company could be disqualified as a regulated investment company. If for any taxable year a Fund or underlying investment company were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions

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to shareholders.  In that event, shareholders in a Fund or underlying investment company would recognize dividend income on distributions to the extent of the Fund’s or underlying investment company’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund and underlying investment company intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although each Fund and underlying investment company expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund or an underlying investment company may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund or an underlying investment company, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund or an underlying investment company to recognize taxable income prior to the receipt of cash, thereby requiring the Fund or the underlying investment company to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund or an underlying investment company invests, the Fund or the underlying investment company may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund or the underlying investment company fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share.  Currently, 79.373 billion shares have been classified into 133 classes, however, the Company only has 23 active share classes that have begun investment operations.  Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

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Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities, as defined in the 1940 Act, of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

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Shareholder Approvals.  As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Funds means, with respect to the approval of the advisory agreement, Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Funds.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year period August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein.  The financial statements included in the Annual Report have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI.  Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing.  Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” – Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” – An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” – an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” – An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” – A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” – An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

“A” – An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” – An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” – Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” – An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” – An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” – An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” –  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” – An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” – An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” – A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

“RD” – indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” – indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” –Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

PROXY POLICY STATEMENT

INTRODUCTION

STATEMENT OF POLICY

Matson Money, Inc. (formerly known as Abundance Technologies, Inc.) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, Matson Money, Inc. strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies.  In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made “solely in the best interest of the client’s plan participants and beneficiaries.”

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation’s affairs devoid of distracting short-term pressures.  As a responsible long term investment manager, Matson Money, Inc. acknowledges its responsibility to strive for improved corporate governance and performance discipline.  Matson Money, Inc. offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices.  This statement identifies Matson Moneys’ voting guidelines on numerous proxy issues.  These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis.  Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client’s investment.  Matson Money, Inc. gives special consideration to “out of the ordinary” matters and may vote against management on specific issues which are deemed to impair shareholder rights or value.  Furthermore, Matson Money, Inc. would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy.  Matson Money, Inc. may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

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CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients.  Occasionally, Matson Money, Inc. may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  In situations where Matson Money, Inc. perceives a material conflict of interest, Matson Money, Inc. may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances.  With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company.  In such cases, Matson Money, Inc. will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, Matson Money, Inc. will vote the proxy in accordance with this policy.  The method selected by Matson Money, Inc. to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.                                         CORPORATE GOVERNANCE:

A.                                   BOARD OF DIRECTORS:

A company’s board of directors represents the focal point of corporate governance.  The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners.  The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders.  Matson Money, Inc. supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders.  Consequently, Matson Moneys’ guidelines are as follows:

1.                                       Election of Directors:  While Matson Money, Inc. normally votes for the board’s nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders.  Likewise, Matson Money, Inc. may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

2.                                       Independent Directors:  In Matson Moneys’ opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity.  In this context, independence means no present or former employment by the company or its management which could interfere with the director’s loyalty to the shareholders.

3.                                       Cumulative Voting:  This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected.  Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit.  Matson Money, Inc. believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the

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board by significant vote.  Consequently, Matson Money, Inc. generally supports the practice of cumulative voting.

4.                                       Classified Board:  A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established.  Only those directors in the class up for election can be approved or rejected by shareholders in any given year.  In Matson Moneys’ opinion, a classified board serves to entrench management and limit shareholders’ ability to effect favorable change. Consequently, Matson Money, Inc. generally opposes classified boards.

5.                                       Director Liability and Indemnification:  A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions.  The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors’ liability for ordinary negligence.  However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence.  Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

6.                                       Director Compensation:  Normally, the remuneration of Directors is considered a routine item of business.  Therefore, it is not usually submitted for a shareholder vote.  However, non-employee director compensation has become a shareholder issue recently.  Generally, Matson Money, Inc. would prefer to see more of the directors’ compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure.  Furthermore, Matson Money, Inc. encourages corporations to phase out pension or retirement plans for their non-employee directors.  Most non-employee directors have retirement benefits from their primary employer; however, Matson Money, Inc. recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company’s access to potentially valuable directors.  Consequently, Matson Money, Inc. will not vote in favor of unilaterally eliminating retirement benefits.

7.                                       General:  Matson Money, Inc. recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner.  Therefore, barring unusual circumstances, Matson Money, Inc. would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, and the formation of shareholder advisory committees, or term limits for directors.  Matson Money, Inc. is also against restricting the date or location of the annual meeting.

B.                                     CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities.  Matson Money, Inc. may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, Matson Money, Inc. will oppose large unexplained increases in common stock.  Matson Money, Inc.

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will also oppose the issuance of “blank check” preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients’ common stock ownership.

1.                                       Increase Authorized Common Stock:  Matson Money, Inc. considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis.  Matson Money, Inc. takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains.  The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, Matson Money, Inc. may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans.  Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed.  Similarly, Matson Money, Inc. would oppose an increase when additional shares are to be used for anti-takeover measures.

2.                                       Authorize Blank Check Preferred Stock:  This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions.  “Blank check” preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts.  Matson Money, Inc. generally opposes proposals to vest the board with such power.

3.                                       Authorize Convertible Stock: Matson Money, Inc. would review the rationale on a case-by-case basis taking into account the company’s current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion.  Matson Money, Inc. would oppose any request which is “blank check” in nature, where the company’s rationale is unclear, and where the request appears to blunt possible takeover attempts.

C.                                     SHAREHOLDERS RIGHTS AND PROXY VOTING:  The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance.  In exercising its votes, Matson Money, Inc. believes:

1.                                       Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

2.                                       Multiple Classes of Common Stock with disparate voting rights should not exist.  Rather, the board should adhere to the principle of one share-one vote.

3.                                       Super-majority rules or requirements which interfere with the shareholder’s right to elect directors and ratify corporate actions should be opposed.

4.                                       Changes in Corporation’s Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

5.                                       Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of

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the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

6.                                       Fair Price Provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

7.                                       Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage.  However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where Matson Moneys’ analysis concludes such rights have value to the shareholders.

8.                                       “Anti-Takeover” measures should be submitted for shareholder approval. Matson Money, Inc. is generally against such measures.

9.                                       Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal.  Disparate issues should not be combined and presented for a single vote.  Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

10.                                 Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Matson Money, Inc. is generally against limitations on the calling of Special Meetings.

D.                                    EXECUTIVE COMPENSATION:  The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives.  These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value.  Matson Money, Inc. readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas.  Likewise, Matson Money, Inc. decides what constitutes adequate disclosure of executive compensation.  Matson Money, Inc. generally supports sound “pay for performance” plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components.  The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

1.                                       Incentive Plans should be set forth annually in the proxy statement.  The criteria used to evaluate the performance of senior executives should be clearly stated.  Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. Matson Money, Inc. generally supports management if the company defines their performance goals.  However, Matson Money, Inc. opposes incentive plans where no specific goals are defined.  Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria.  Matson Money, Inc. also votes against plans where performance hurdles are, in its opinion, set too low.  Total potential

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dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s).  Finally, Matson Money, Inc. generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

2.                                       Stock/Stock Option Plans:  Matson Money, Inc. generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

3.                                       Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices.  We are generally against Golden Parachutes.

E.                                      ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial.  Generally, these issues revolve around items that are related to the normal operating procedures of the company.  Matson Money, Inc., however, votes against a management proposal to “approve any other business that properly comes before the meeting.”  As a fiduciary, Matson Money, Inc. opposes any attempt by management to get a blanket approval without full disclosure.  Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

1.                                       Appointment of Auditors

2.                                       Corporate Name and/or Ticker Change

3.                                       Approval of Articles of Incorporation

4.                                       Changes to the Articles of Incorporation

5.                                       Changes in the Date, Time and/or Location of Annual Meeting

6.                                       Stock Splits

7.                                       Acceptance of Director’s Report

8.                                       Approval of Corporate Dividend

II.                                     SOCIAL RESPONSIBILITY ISSUES:  Matson Money, Inc. acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues.  The intention of our firm is not to impose its moral or social views upon clients. Nor should Matson Money, Inc. restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

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DOCUMENTATION OF VOTING DECISIONS

Matson Money, Inc. maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue.  The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

 In order to facilitate a client’s monitoring of proxy decisions made and actions taken by Matson Money, Inc., a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

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STATEMENT OF

ADDITIONAL INFORMATION

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

Institutional Class

Robeco Boston Partners Small Cap Value Fund II - BPSIX

Robeco Boston Partners All-Cap Value Fund - BPAIX

Robeco Boston Partners Long/Short Equity Fund - BPLSX

Robeco Boston Partners Long/Short Research Fund - BPIRX

Robeco WPG Small/Micro Cap Value Fund - WPGTX

SAM Sustainable Global Active Fund - SGAIX

Investor Class

Robeco Boston Partners Small Cap Value Fund II - BPSCX

Robeco Boston Partners All-Cap Value Fund - BPAVX

Robeco Boston Partners Long/Short Equity Fund - BPLEX

Robeco Boston Partners Long/Short Research Fund - BPRRX

SAM Sustainable Global Active Fund - SGAQX

December 31, 2010

This Statement of Additional Information (“SAI”) provides information about the Robeco Boston Partners Small Cap Value Fund II (the “Small Cap Value Fund”), Robeco Boston Partners All-Cap Value Fund (the “All-Cap Value Fund”), Robeco Boston Partners Long/Short Equity Fund (the “Long/Short Equity Fund”), Robeco Boston Partners Long/Short Research Fund (the “Long/Short Research Fund”), (collectively, the “Boston Partners Funds”), Robeco WPG Small/Micro Cap Value Fund (the “WPG Fund”) and the SAM Sustainable Global Active Fund (“Sustainable Global Active Fund or the SAM Fund”) (each, a “Fund,” and together, the “Funds”). The Funds are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Institutional Class and Investor Class shares’ Prospectuses of the Funds dated December 31, 2010 (each, a “Prospectus” and together, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds’ Annual Report dated August 31, 2010. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073. No other part of the Annual Report is incorporated by reference herein.

i

GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class shares representing interests in the Robeco Investment Funds, which are offered by the Prospectuses.  The SAM Sustainable Global Active Fund is a non-diversified portfolio.  Each of the other Funds is diversified.  Robeco Investment Management Inc. (“Robeco” or the “Adviser”) serves as the investment adviser to the Boston Partners Funds and the WPG Fund. Sustainable Asset Management USA, Inc. (“SAM” or the “Adviser”), an affiliate of Robeco, serves as the investment adviser to the SAM Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.  To the extent an investment policy is discussed in this SAI but not in the Prospectuses, such policy is not a principal policy of the Funds.  Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

The Small Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index.

The Long/Short Research Fund seeks to provide long-term capital appreciation and total return through active trading in equity securities.

The WPG Small/Micro Cap Value Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

The Sustainable Global Active Fund seeks to provide long-term growth of capital primarily through investment in equity securities.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Asset-Backed Securities. The Long/Short Equity, Long/Short Research and the SAM Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Risk Factors Associated with Mortgage-Backed Securities.”

Bank and Corporate Obligations. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

The All-Cap Value, Small Cap Value, Long/Short Equity Fund, Long/Short Research Fund and the SAM Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Borrowing. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above.

Convertible Securities and Preferred Stocks. The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Small Cap Value, WPG and SAM Funds do not presently intend to invest more than 5% (10% with respect to the All-Cap Value Fund, Long/Short Equity Fund and Long/Short Research Fund) of each Fund’s respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Long/Short Equity Fund, WPG Fund and SAM Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The SAM Fund may enter into credit default, interest rate and total return swaps. The SAM Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The SAM Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by a Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that the SAM Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The SAM Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Equity Markets. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

European Currency Unification. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many

European countries. The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance, cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

Exchange-Traded Funds (ETFs). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of suck investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Each Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. Each Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Investing in Emerging Countries, including Asia and Eastern Europe. The SAM Fund may invest up to 30% of its total assets in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The SAM Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’

attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When a Fund purchases securities on a when-issued or forward commitment basis, the fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The Long/Short Research Fund, WPG Fund and SAM Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A Fund is permitted to enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Funds will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Funds have no current intention to do so, they may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Funds may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of a Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Funds’ transactions in forward contracts will be limited to those described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Funds will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Funds’ total assets committed to the consummation of forward currency exchange contracts which require the Funds to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Funds on a daily basis so that the value of the segregated securities will equal the amount of the Funds’ commitments with respect to such contracts.

This method of protecting the value of the Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Funds’ foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Funds’ portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Funds. Such imperfect correlation may cause the Funds to sustain losses, which will prevent the Funds from achieving a complete hedge, or expose the Funds to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Funds of unrealized profits, transaction costs or the benefits of a currency hedge or force the Funds to cover its purchase or sale commitments, if any, at the current market price.

The Funds’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. The Long/Short Research Fund, WPG Fund and SAM Fund may invest in futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return, to equalize cash or to hedge against changes in interest rates or securities prices may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Restricted and Illiquid Securities. The Funds may not invest more than 15% of each Fund’s respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Advisers will monitor the liquidity of Restricted Securities held by a Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Advisers may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Indexed Securities. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.   Each of the Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.

Initial Public Offerings. Each of the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily.

Leveraging.  The Long/Short Research Fund may employ leverage in accordance with the fundamental investment limitations described below. Leveraging the Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the “SEC”) staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund’s custodian imposes a practical limit on the leverage these transactions create.

Market Fluctuation. The market value of each Fund’s investments, and thus each Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. The Funds may invest in securities of companies with micro-, small- and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Moreover, micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Mortgage-Backed Securities. Certain Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Certain Funds may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by a Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund invested in such security may consequently experience losses in respect of such mortgage-related security.

The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans.

The U.S. government, the Federal Reserve, the U.S. Department of the Treasury, the SEC, the FDIC and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities held by a Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by a Fund. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Options on Futures Contracts. The WPG Fund, Long/Short Equity Fund, Long/Short Research Fund and SAM Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Funds’ ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or securities or instruments which it expects to purchase. Except as stated below, the Funds’ futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Funds own or futures contracts will be purchased to protect the Funds against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Funds will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Taxes.”

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds’ portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, WPG Fund and SAM Fund may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the WPG Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund and WPG Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the All-Cap Value Fund may invest up to 5% of its net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

There are no limitations on the length of time that securities must be held by any Fund and a Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Predecessor Fund are noted in the Prospectuses.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Purchase Warrants. Each Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund’s respective net assets in purchase warrants and similar rights.

Real Estate Investment Trust Securities. The Funds may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The WPG Fund and the All-Cap Value Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Long/Short Equity Fund and Long/Short Research Fund may invest up to 20% of its net assets in high yield fixed income obligations, such as bonds and debentures, issued by corporations and other business organizations. The Funds will invest in high yield fixed income instruments when the Funds believe that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s net asset value, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, WPG Fund and SAM Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” A Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. A Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with each Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid securities.  The aggregate investment in such securities will not exceed (a) 25% of net assets for the Long/Short Equity and the WPG Fund,or (b) 5% of net assets for each of the Small Cap Value, All-Cap Value and the SAM Fund. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The All-Cap Value, Long/Short Equity and Long/Short Research Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box.” In addition to the short sales discussed above, the All-Cap Value and Long/Short Equity and Long/Short Research Funds may make short sales “against the box,” transactions in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds’ net assets.

U.S. Government Obligations. The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Ginnie Mae and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

Each Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, but not limited to, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity. The Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund’s respective net assets in U.S. government obligations.

Special Note Regarding Market Events. Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ holdings.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Commercial Paper. Each Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Dollar Rolls. The Funds may enter into dollar rolls in which the Funds sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, a Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund’s respective net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Money Market Instruments. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Structured Securities. The All-Cap Value Fund and the SAM Fund may invest up to 5% of their net assets in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Temporary Investments. Although the Funds invest primarily in equity securities, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds’ outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund’s investment goals and strategies described in the Prospectuses may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

Each Boston Partners Fund other than the Long/Short Research Fund, may not:

1.                       Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Small Cap Value and All-Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund’s respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the All-Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, with respect to the All-Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that for the All-Cap Value and Long/Short Equity Funds: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the All-Cap Value Fund, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

2.                       Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

3.                       Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                       Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                       Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.                       Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                       Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.                       Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

The Long/Short Research Fund may not:

1.                             Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.  For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.                             Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.                             Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                             Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                        Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.                        Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                        Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.                        Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund and Long/Short Research Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) the Long/Short Research Fund may invest up to 30% in ETFs to the extent permitted for the 1940 Act and applicable SEC orders.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund and Long/Short Research Fund are subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund and Long/Short Research Fund may not:

1.                       Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                       Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

The Long/Short Research Fund may not:

3.        Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

The Boston Partners Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by the Boston Partners Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Boston Partners Funds’ investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

The WPG Fund may not:

1.                       Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2.                       With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

(a)                   such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b)                  such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.                       Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4.                       Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5.                       Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers’ acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week’s duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6.                       Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7.                       Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8.                       Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including the amount borrowed), at the time of such borrowing.

9.                       Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

The Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

(a)                  Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b)                 Purchase securities of any other investment company except as permitted by the 1940 Act.

(c)                  Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

(d)                 Invest more than 15% of its net assets in securities which are illiquid.

(e)                  Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

The SAM Fund may not:

1.                       Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

2.                       Make loans except to the extent permitted by the 1940 Act.

3.                       Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, provided, however, that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets.

4.                       Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

5.                       Except during temporary defensive periods, purchase the securities of any issuer if, as a result of such purchase, less than 25% of the assets of the Sustainable Global Assets Fund would be invested in the securities of Sustainable Issuers.

For purposes of Investment Limitation No. 2, the Funds currently may engage in repurchase agreement transactions, in which a Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow a Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of the Funds’ investment programs. The Funds would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests. In addition, the Funds currently may enter into securities lending transactions whereby a Fund would loan securities that it owns to institutions on a temporary basis. In these transactions, the Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. The value of the securities loaned by each of the Funds will not exceed one-third of the value of the Fund’s total assets. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund’s returns. The investment limitation would also permit the Fund make other types of loans to the extent permitted by the 1940 Act.

Except with respect to the WPG and the SAM Funds’ fundamental investment restriction regarding borrowings, any investment limitation of the WPG Fund or the SAM Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund’s net asset value or a company’s market capitalization subsequent to a Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation or the company’s status as small, medium or large cap. From time to time, the Adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, the WPG Fund and the SAM Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including weekends and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, the WPG Fund and the SAM Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Advisers currently make the Funds’ complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.robecoinvest.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Monthly/Quarterly*	15 days after the end of each calendar month for the Boston Partners and WPG Funds and 60 days after the end of each calendar quarter for the SAM Fund

Top 10 Portfolio Holdings and other portfolio characteristics	Monthly/Quarterly	10 days after the end of each calendar month for the Boston Partners and WPG Funds and 10 days after the end of each calendar quarter for the SAM Fund

* For the All-Cap Value Fund, Long/Short Equity Fund and Long/Short Research Fund, the complete long positions only for the Funds will be publicly available on the Adviser’s website at www.robecoinvest.com .

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions, Merrill Corporation and Command Financial, the financial printers; and RiskMetrics Group, the Funds’ proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the company’s Charter.

The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPAVigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                  Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio.  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies.  Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Nicholas A. Giordano	None	$10,001 - $50,000
Francis J. McKay	$10,001 - $50,000	$10,001 - $50,000
Arnold M. Reichman	None	Over $100,000
Marvin E. Sternberg	None	None
Robert A. Straniere	$1 - $10,000	$1 - $10,000
INTERESTED DIRECTORS
Julian A. Brodsky	$50,000	$10,001 - $50,000
J. Richard Carnall	None	None
Robert Sablowsky	Over $100, 000	Over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of

Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$6,957	N/A	N/A	$6,957
Francis J. McKay, Director	$6,274	N/A	N/A	$6,274
Arnold M. Reichman, Director and Chairman	$9,281	N/A	N/A	$9,281
Marvin E. Sternberg, Director	$6,786	N/A	N/A	$6,786
Robert A. Straniere, Director	$6,380	N/A	N/A	$6,380
Interested Directors:
Julian A. Brodsky, Director	$5,880	N/A	N/A	$5,880
J. Richard Carnall, Director	$5,508	N/A	N/A	$5,508
Robert Sablowsky, Director	$7,062	N/A	N/A	$7,062
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$79,234	N/A	N/A	$79,234

For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Boston Partners Small Cap Value Fund II	Boston Partners All-Cap Value Fund	Boston Partners Long/Short Equity Fund
Independent Directors:
Nicholas A. Giordano, Director	$1,395	$1,495	$2,057
Francis J. McKay, Director	$1,260	$1,350	$1,851
Arnold M. Reichman, Director and Chairman	$1,849	$1,987	$2,774
Marvin E. Sternberg, Director	$1,360	$1,467	$2,076
Robert A. Straniere, Director	$1,277	$1,381	$1,967
Interested Directors:
Julian A. Brodsky, Director	$1,182	$1,271	$1,772
J. Richard Carnall, Director	$1,124	$1,188	$1,539
Robert Sablowsky, Director	$1,412	$1,526	$2,173

Name of Director/Officer	Boston Partners Small Cap Value Fund II	Boston Partners All-Cap Value Fund	Boston Partners Long/Short Equity Fund
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$15,800	$16,957	$20,975

Name of Director/Officer	SAM Sustainable Global Active Fund	WPG Small/Micro Cap Value Fund
Independent Directors:
Nicholas A. Giordano, Director	$907	$1,103
Francis J. McKay, Director	$817	$996
Arnold M. Reichman, Director and Chairman	$1,210	$1,461
Marvin E. Sternberg, Director	$836	$1,047
Robert A. Straniere, Director	$778	$977
Interested Directors:
Julian A. Brodsky, Director	$738	$917
J. Richard Carnall, Director	$745	$912
Robert Sablowsky, Director	$867	$1,084
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$12,439	$13,063

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Advisers and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, each Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. Each Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

Each Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. Each Adviser employs a third party service provider, RiskMetrics Group, to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on each Adviser’s policy, as to how to vote such proxies. A copy of Robeco’s and SAM’s Proxy Voting Policies are included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco WPG Small/Micro Cap Value Fund	Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94101-0000	183,503.069	7%

SAM Sustainable Global Active Fund — Investor Class	Charles Schwab & Co Inc. Special Custody Account For Bene of Cust Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	975,482.931	64%

SAM Sustainable Global Active Fund — Investor Class	National Financial Svcs Corp For Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street New York, NY 10281	496,582.636	33%

Robeco BP Small Cap Value Fund II — Institutional Class	Plumbers and Steamfitters Local No 7 Pension Fund Robert W Valenty Administrator 18 Avis Drive Latham, NY 12110-2605	660,163.190	27%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco BP Small Cap Value Fund II — Institutional Class	National Financial Services Corp For the Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty St 1 World Financial Cr New York, NY 10281-1003	302,180.349	12%

Robeco BP Small Cap Value Fund II — Institutional Class	Charles Schwab & Co Inc. Special Custody Account for Bene of Cust Attn: Mutual funds 101 Montgomery St San Francisco, CA 94104-4122	188,931.007	8%

Robeco BP Small Cap Value Fund II — Institutional Class	Taynik & Co C/O Investors Bank & Trust 200 Clarendon St FPG 090 Boston, MA 02116	185,147.665	8%

Robeco BP Small Cap Value Fund II — Institutional Class	Dingle & Co PO Box 75000 M/C #3446 Detroit, MI	153,964.588	6%

Robeco BP Small Cap Value Fund II — Institutional Class	UA Local No 7 Welfare Plan 18 Avis Drive Latham, NY 12110-2605	143,755.972	6%

Robeco BP Small Cap Value Fund II — Investor Class	Charles Schwab & Co Inc. Special Custody Account For Benefit of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	3,304,678.148	56%

Robeco BP Small Cap Value Fund II — Investor Class	National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street 1 World Financial Cr New York, NY 10281-1003	1,319,607.221	22%

Robeco BP Long/Short Equity Fund — Institutional Class	Charles Schwab & Co Inc. Special Custody Account For Benefit of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,461,124.665	23%

Robeco BP Long/Short Equity Fund — Institutional Class	National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street 1 World Financial Cr New York, NY 10281-1003	2,339,199.613	22%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco BP Long/Short Equity Fund — Institutional Class	Prudential Investment Mgt Svcs FBO Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry St 3 Gateway Center Fl Newark, NJ 07102	1,979,798.490	19%

Robeco BP Long/Short Equity Fund — Institutional Class	Merrill Lynch Pierce Fenner & Smith Mutual Fund Operations 3rd Floor Attn: Transfer Supervisor 4800 Deer Lake Drive East Jacksonville, FL 32246	1,878,826.767	18%

Robeco BP Long/Short Equity Fund — Investor Class	National Financial Services Corp. For the Exclusive Benefit of Our Customers 200 Liberty Street 1 World Financial Cr New York, NY 10281-1003	2,673,511.664	51%

Robeco BP Long/Short Equity Fund — Investor Class	Charles Schwab & Co Inc. Special Custody Account For Benefit of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,458,316.810	28%

Robeco BP Long/Short Equity Fund — Investor Class	TD Ameritrade Inc For the Exclusive Benefit of Our Clients PO BOX 2226 Omaha, NE 68103-2226	311,952.411	6%

Robeco BP All Cap Value Fund — Institutional Class	Northern Trust Company PO Box 92956 Chicago, IL 60675	1,953,768.097	19%

Robeco BP All Cap Value Fund — Institutional Class	Northern Trust Company PO Box 92956 Chicago, IL 60675	1,581,278.854	15%

Robeco BP All Cap Value Fund — Institutional Class	Saxon & Co PO BOX 7780-1888 Philadelphia, PA 19182	1,340,282.949	13%

Robeco BP All Cap Value Fund — Institutional Class	National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street 1 # CE New York, NY 10281-1003	1,205,305.385	12%

Robeco BP All Cap Value Fund — Institutional Class	Dingle & Co. PO BOX 75000 M/C #3446 Detroit, MI	593,501.723	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco BP All Cap Value Fund — Institutional Class	Amalgamated Bank of Chicago 1 W Monroe St Chicago, IL 60603-5384	525,925.926	5%

Robeco BP All Cap Value Fund — Institutional Class	SEI Private Trust Company C/O Citizens Bank of RI Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	524,646.002	5%

Robeco BP All Cap Value Fund — Investor Class	Charles Schwab & Co Inc. Special Custody Account For Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	369,069.301	36%

Robeco BP All Cap Value Fund — Investor Class	National Financial Services Corp. For Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street New York, NY 10281	270,368.429	27%

Robeco BP All Cap Value Fund — Investor Class	New York Life Trust Company 169 Lackawanna Avenue Parsippany, NJ 07054-1007	74,452.667	7%

Robeco BP Long/Short Research Fund — Institutional Class	Robeco Investment Management Inc. Deferred Bonus Plan 909 3rd Ave FL 32 New York, NY 10022-4751	170,038.534	30%

Robeco BP Long/Short Research Fund — Institutional Class	Robeco Investment Management Inc. Attn: Lynn Jian 909 3rd Ave 32nd Fl New York, NY 10022-4731	109,971.466	19%

Robeco BP Long/Short Research Fund — Institutional Class	Pershing LLC PO BOX 2052 Jersey City, NJ 07303-9998	50,047.664	9%

Robeco BP Long/Short Research Fund — Investor Class	UBS Financial Services Inc. FBO Customer 14652 Villalonga Lane Charlotee, NC 28277-3023	721.154	43%

Robeco BP Long/Short Research Fund — Investor Class	UBS Financial Services Inc. FBO 6650 Crenshaw Drive Orlando, FL 32835-5748	480.769	29%

Robeco BP Long/Short Research Fund — Investor Class	UBS Financial Services Inc. FBO Trustees F/B/O the Cole Family 522 Glencrest Drive Solana Beach, CA 92075-1411	480.769	29%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco SAM Sustainable Global Active Fund — Investor Class	National Financial Services Corp For Exclusive Benefit of Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street New York, NY 10281	487.854	59%

Robeco SAM Sustainable Global Active Fund — Investor Class	Hugo Steensma and Monica D Bell Steensma JTWROS c/o 103 Bellevue Parkway Wilmington, DE 19809	335.689	41%

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations and advisers to investment funds. As of November 30, 2010, Robeco Investment Management Inc., had approximately $20.8 billion (USD) in assets under management. Robeco Groep N.V. is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands.

In addition, by virtue of its common control under its parent company, Rabobank, Robeco is also affiliated with three broker dealers: Robeco Securities L.L.C., Harbor Funds Distributors, Inc. and Rabo Securities USA, Inc. By virtue of its common control under its parent company, Rabobank, SAM is an affiliate of one registered broker-dealer in addition to the two mentioned above: Rabo Securities USA, Inc. Robeco and SAM do not execute trades through any of these affiliates.

Robeco has investment discretion for the Boston Partners and WPG Funds and will make all decisions affecting the assets of those Funds under the supervision of the Company’s Board of Directors and in accordance with each Fund’s stated policies. Robeco will select investments for the Boston Partners Funds and the WPG Fund. SAM has investment discretion for the SAM Fund and will make all decisions affecting the assets of the SAM Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. SAM will select investments for the SAM Fund.

SAM renders advisory services to the SAM Fund pursuant to an investment advisory agreement dated March 17, 2009. SAM, located at 909 Third Avenue, 32nd Floor, New York, NY 10022, and Seefeldstrasse 215, CH-8008, Zurich, Switzerland, is an affiliate of Robeco. Robeco renders advisory services to the Boston Partners Funds and the WPG Fund pursuant to investment advisory agreements dated December 29, 2003 and April 29, 2005, respectively (the “Advisory Agreements”). Robeco is wholly owned by Robeco US Holdings Inc., which is a subsidiary of Robeco International Holding B.V. Robeco International Holding B.V. is a subsidiary of Robeco Groep N.V., a Dutch investment management firm headquartered in Rotterdam, the Netherlands.

Subject to the supervision of the Company’s Board of Directors, the Advisers will provide for the overall management of the Funds, including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The

Advisers will provide the services rendered by it in accordance with the Funds’ investment goals, restrictions and policies as stated in the Prospectuses and in this SAI.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund’s average daily net assets, 1.25% of the Long/Short Research Fund’s average daily net assets, 1.00% of the Small Cap Value Fund’s average daily net assets and 0.80% of the All-Cap Value Fund’s average daily net assets. Until December 31, 2011, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Institutional Class of the Long/Short Equity Fund, the Long/Short Research Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.50%, 2.25%, 1.30% and 0.70%, (other than acquired funds fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, taxes or, for each Fund other than the Long/Short Research Fund, interest), respectively. Until December 31, 2011, Robeco has also agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Investor Class of the Long/Short Equity Fund, the Long/Short Research Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.75%, 2.50%, 1.55% and 0.95% (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items taxes or, for each Fund other than the Long/Short Research Fund, interest), respectively.

For its services to the WPG Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements, for the Institutional Class computed as follows:

•                  0.90% of average daily net assets up to $300 million

•                  0.80% of average daily net assets $300 million to $500 million

•                  0.75% of average daily net assets in excess of $500 million

Until December 31, 2011, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of 1.70% (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the WPG Fund. There can be no assurance that Robeco will continue such waivers after December 31, 2011.

For the fiscal years ended August 31, 2010, 2009 and 2008, the Long/Short Research Fund did not pay Robeco any advisory fees because the Fund had not yet commenced operations.

For the fiscal years ended August 31, 2010, 2009 and 2008, the Small Cap Value, Long/Short Equity and All-Cap Value Funds paid Robeco advisory fees and Robeco waived advisory fees as follows:

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010
Small Cap Value	$703,376	$68,849	$0
Long/Short Equity	$4,226,694	$106,526	$0
All-Cap Value	$450,734	$344,480	$0
August 31, 2009
Small Cap Value	$347,260	$284,230	$0
Long/Short Equity	$538,024	$232,319	$0
All-Cap Value	$116,737	$250,284	$0
August 31, 2008
Small Cap Value	$1,625,477	$241,215	$0
Long/Short Equity	$1,138,514	$232,417	$0
All-Cap Value	$16,910	$258,730	$0

For services provided by Robeco to the WPG Fund for the fiscal years ended August 31, 2010, 2009 and 2008, the following advisory fees were paid:

Fund	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2010
WPG Small/Micro Cap Value Fund	$295,093	$28,448	$0
Fiscal Year Ended August 31, 2009
WPG Small/Micro Cap Value Fund	$163,768	$99,333	$0
Fiscal Year Ended August 31, 2008
WPG Small/Micro Cap Value Fund	$404,629	$19,455	$0

For its services to the Funds, SAM is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.80% of the Sustainable Global Active Fund’s average daily net assets.

Through December 31, 2011, SAM has agreed to waive fees and reimburse expenses to the extent that the SAM Fund’s total operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceed the following ratios:

Fund	Ratio

SAM Sustainable Global Active Fund

Investor Class	1.45% of the first $50 million of net assets
1.35% of net assets between $50 and $100 million
1.25% of net assets exceeding $100 million

Institutional Class	1.20% of the first $50 million of net assets
1.10% of net assets between $50 and $100 million
1.00% of net assets exceeding $100 million

SAM may not recoup any of its waived investment advisory fees. SAM may discontinue these arrangements at any time after December 31, 2011.

For the fiscal years ended August 31, 2010 and 2009 the Fund paid SAM advisory fees and SAM waived advisory fees as follows:

Fund	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2010
Sustainable Global Active Fund	$0	$122,289	$124,500
Fiscal Year Ended August 31, 2009
Sustainable Global Active Fund*	$0	$16,572	$42,809

*                          Commencement date of operations — June 18, 2009

Each class of the Funds bears its own expenses not specifically assumed by Robeco or SAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Robeco or SAM; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and BNY Mellon; (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or BNY Mellon Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreements, neither Robeco nor SAM will be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder. The Advisory Agreements for the Small Cap Value, All-Cap Value and Long/Short Equity Funds were most recently renewed on May 6, 2010 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Small Cap Value, All-Cap Value and Long/Short Equity Funds at a special meeting held on October 25, 2002. The Advisory Agreement for the WPG Fund was most recently renewed on May 6, 2010 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreement for the Sustainable Global Active was most recently renewed on May 6, 2010 and September 21, 2010 for a term ending August 16, 2011 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties.  The Advisory Agreement for the Long/Short Research Fund was approved on September 31, 2010 for an initial two-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties.  The Advisory Agreements for all of the Funds are terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of each of the Funds, at any time without penalty, on 60 days’ written notice to Robeco or to SAM, as applicable. The Advisory Agreements may also be terminated by Robeco or by SAM on 60 days’ written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.   Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of each Fund’s (other than the Long/Short Research Fund’s) investment advisory agreement may be reviewed in the Funds’ annual report to shareholders dated August 31, 2010, which may be obtained by calling (888) 261-4073 or visiting the SEC’s website at www.sec.gov.  Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Long/Short Research Fund’s investment advisory agreement will be available in the Funds’ semi-annual report to shareholders dated February 28, 2011.

Portfolio Managers

Description of Compensation. Portfolio managers’ compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•                  Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

•                  Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the level of risk, or tracking error, of the product;

•                  Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

•                  Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Robeco’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

Robeco offers a profit participation plan that is centered on investment professionals and enables them to participate in the firm’s performance. The incentive plan provides for the issuance of restricted shares and options that represent 20% of Robeco’s equity. The restricted shares and options vest over three to five years and are perpetual; when shares are redeemed, new shares will be issued. This feature ties investment professionals’ incentive to multi-period time frames.

Other Accounts. The table below discloses accounts, other than the Funds, for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2010.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Small Cap Value Fund II

1. David M. Dabora*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	38	$1,623	3	$261

2. George Gumpert*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	38	$1,623	3	$261

All Cap Value Fund

1. Duilio Ramallo	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	$3,332	0	0
	Other Accounts:	41	$2,057	0	0

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Long/Short Research Fund

1. Joseph F. Feeney, Jr.*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

2. Eric Connerly*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Long/Short Equity Fund

1, Robert T. Jones	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	2	$22	0	0
	Other Accounts:	0	0	0	0

WPG Small/Micro Cap Value Fund

1. Richard A. Shuster*	Registered Investment Companies:	3	$192	0	0
	Other Pooled Investment Vehicles:	2	$43	0	0
	Other Accounts:	9	$64	1	$62

2. Gregory N. Weiss*	Registered Investment Companies:	3	$192	0	0
	Other Pooled Investment Vehicles:	2	$43	0	0
	Other Accounts:	9	$364	1	$62

Sustainable Global Active Fund

1. Diego d’Argenio*	Registered Investment Companies:	0	N/A	N/A	N/A
	Other Pooled Investment Vehicles:	1	$3	0	$0
	Other Accounts:	4	$336.6	0	0

2. Kai Fachinger*	Registered Investment Companies:	0	N/A	N/A	N/A

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
	Other Pooled Investment Vehicles:	3	$98.5	0	0
	Other Accounts:	5	$466.8	0	0

*         The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflict of Interest. Investment decisions for the Fund’s portfolios are made in conjunction with decisions for other accounts and/or funds for the same strategy. The adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2010.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Small Cap Value Fund II
David Dabora	$500,001 - $1,000,000
George Gumpert	$1 - $10,000
All-Cap Value Fund
Duilio Ramillo	$500,001 - $1,000,000
Long/Short Equity Fund
Robert Jones	Over $1,000,000
Long/Short Research Fund*
Joseph F. Feeney, Jr.	$0
Eric Connerly	$0
WPG Small /Micro Cap Value Fund
Richard A. Shuster	$10,001 - $50,000
Gregory N. Weiss	$10,001 - $50,000
Sustainable Global Active Fund
Diego d’Argenio	$0
Kai Fachinger	$0

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

Custodian Agreement

PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 (the “Custodian”), is custodian of the Funds’ assets pursuant to a Custodian Agreement dated August 16, 1988, as amended.  Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, the Custodian receives a fee of 0.75% of average daily gross assets of each Fund calculated daily and payable monthly, or a minimum monthly fee of $833 for each Fund, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

Transfer Agency Agreement

BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of BNY Mellon Distributors, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Funds. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $2,650 per fund/class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Agreement

BNY Mellon serves as administrator to the Funds pursuant to administration and accounting services agreements dated July 1, 1998 with respect to the Small Cap Value Fund, November 13, 1998 with respect to the Long/Short Equity Fund, July 1, 2002 with respect to the All-Cap Value Fund, April 29, 2005 with respect to the WPG Fund, September 6, 2007 with respect to the SAM Fund and September 30, 2010 with respect to theLong/Short Research Fund (the “Administration Agreements”). BNY Mellon has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. The Administration Agreements provide that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Boston Partners Funds, the WPG Fund and the SAM Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of:

•                  0.08% of each Fund’s first $250 million of average daily net assets;

•                  0.065% of each Fund’s next $250 million of average daily net assets;

•                  0.055% of each Fund’s next $250 million of average daily net assets;

•                  0.040% of each Fund’s next $750 million of average daily net assets; and

•                  0.03% of each Fund’s average daily net assets in excess of $1.5 billion.

The minimum monthly fee will be $5,417 for each of the Funds, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

For the fiscal years ended August 31, 2010, 2009 and 2008, the Boston Partners Funds paid BNY Mellon administration and accounting fees and related out-of-pocket expenses as follows:

Fund	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2010
Small Cap Value	$78,643	$0	$0
Long/Short Equity	$169,742	$0	$0
Long/Short Research*	$0	$0	$0
All Cap Value	$91,250	$0	$0
Fiscal Year Ended August 31, 2009
Small Cap Value	$92,628	$0	$0
Long/Short Equity	$95,143	$0	$0
All-Cap Value	$87,504	$0	$0
Fiscal Year Ended August 31, 2008
Small Cap Value	$216,024	$0	$0
Long/Short Equity	$112,827	$0	$0
All-Cap Value	$91,551	$0	$0

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

For the fiscal years ended August 31, 2010, 2009 and 2008 BNY Mellon provided administrative services to the WPG Fund. The WPG Fund paid BNY Mellon accounting fees and related out-of-pocket expenses as follows:

Fund Name	Accounting and Administrative Fees	Waivers	Reimbursements
Fiscal Year Ended August 31, 2010	$74,504	$0	$0
Fiscal Year Ended August 31, 2009	$71,954	$0	$0
Fiscal Year Ended August 31, 2008	$93,358	$0	$0

For the fiscal years ended August 31, 2010 and 2009, BNY Mellon provided administrative services to the SAM Fund. The SAM Fund paid BNY Mellon accounting fees and related out-of-pocket expenses as follows:

Fund Name	Accounting and Administrative Fees	Waivers	Reimbursements
Fiscal Year Ended August 31, 2010
Sustainable Global Active Fund	$75,320	$0	$0
Fiscal Year Ended August 31, 2009
Sustainable Global Active Fund*	$17,021	—	—

*                          Commencement of operations — June 18, 2009

The Administration Agreements provide that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

For the fiscal years or periods ended August 31, 2010, 2009 and 2008 the Funds paid BNY Mellon regulatory administration fees as follows:

Fund Name	Regulatory Administration Fees	Waivers	Reimbursements
For the Fiscal Year Ended August 31, 2010
Small Cap Value	$11,708	$0	$0
Long/Short Equity	$21,249	$0	$0
Long/Short Research*	$0	$0	$0
All-Cap Value	$15,598	$0	$0
WPG Small/Micro Cap Value	$11,728	$0	$0
Sustainable Global Active **	$10,392	$0	$0
For the Fiscal Year Ended August 31, 2009
Small Cap Value	$11,492	$0	$0
Long/Short Equity	$10,631	$0	$0
All-Cap Value	$11,946	$0	$0
WPG Small/Micro Cap Value	$9,841	$0	$0
Sustainable Global Active **	$2,000	$0	$0
For the Fiscal Year Ended August 31, 2008
Small Cap Value	$21,289	$0	$0
Long/Short Equity	$12,879	$0	$0
All-Cap Value	$10,443	$0	$0
WPG Small/Micro Cap Value	$11,687	$0	$0

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

**                   Commencement of operations — June 18, 2009

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

BNY Mellon Distributors Inc., whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the underwriter to the Funds pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”).

Institutional Class.  Pursuant to the Distribution Agreement, BNY Mellon Distributors will use appropriate effort to solicit orders for the sale of each Fund’s shares. BNY Mellon Distributorsdoes not receive compensation from the Company for the distribution of the Funds’ Institutional Class shares; however, the Advisers pay an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Funds pursuant to the Distribution Agreement.

Investor Class. Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the “Investor Class Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, BNY Mellon Distributors will use appropriate efforts to solicit orders for the sale of each Fund’s shares. Payments to BNY Mellon Distributors under the Investor Class Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, BNY Mellon Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Investor Class Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds at the annual rate set forth in the Investor Class Prospectus.

For the fiscal years ended August 31, 2010, 2009 and 2008 the Investor Class of each of the Funds paid BNY Mellon Distributors fees as follows:

Fund	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2010
Small Cap Value	$127,269	$0	$0
Long/Short Equity	$186,291	$0	$0
Long/Short Research*	$0	$0	$0
All-Cap Value	$30,425	$0	$0
WPG Small/Micro Cap Value	$0	$0	$0
Sustainable Global Active	$18	$0	$0
Fiscal Year Ended August 31, 2009
Small Cap Value	$96,222	$0	$0
Long/Short Equity	$18,030	$0	$0
All-Cap Value	$7,536	$0	$0
WPG Small/Micro Cap Value	$0	$0	$0
Sustainable Global Active **	$1	$0	$0
Fiscal Year Ended August 31, 2008
Small Cap Value	$227,644	$0	$0
Long/Short Equity	$25,109	$0	$0
All-Cap Value	$8,421	$0	$0
WPG Small/Micro Cap Value	$0	$0	$0

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

**          Commencement of operations — June 18, 2009

For the fiscal years ended August 31, 2010, 2009 and 2008 the Funds paid fees to broker-dealers and BNY Mellon Distributors retained fees as follows:

For the Fiscal Year Ended	Fees Paid to Broker Dealers	Fees Retained by the Distributor
August 31, 2010	$410,666	$0
August 31, 2009	$162,376	$0
August 31, 2008	$281,700	$0

Among other things, the Plans provide that: (1) BNY Mellon Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund’s shares of a Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

For the fiscal year ended August 31, 2010*, the Funds’ Plan expenses were spent for the following purposes:

Investor Class	Small Cap Value	Long/ Short Equity	All-Cap Value	Sustainable Global Active Fund
Compensation to broker/dealers	$112,875	$186,829	$26,888	$17
Compensation to sales personnel	$0	$0	$0	$0
Advertising	$2,345	$2,569	$2,380	$418
Printing and mailing of prospectuses to other than current shareholders	$680	$85	$42	$0
Compensation to underwriters	$16,261	$17,549	$9,621	$1,571
Interest, financing charges	$0	$0	$0	$0
Other	$0	$0	$0	$0

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

Administrative Services Agent

BNY Mellon Distributors provides certain administrative services to the Institutional Class and Investor Class of each Fund that are not provided by BNY Mellon, pursuant to an Administrative Services Agreement, dated as of January 2, 2001, as supplemented, between the Company and BNY Mellon Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As of April 1, 2008, BNY Mellon Distributors no longer receives compensation for these services.

For the fiscal year ended August 31, 2008, BNY Mellon Distributors received administrative services fees from the Funds below as follows:

For the Fiscal Year Ended	Administrative Services Fees (after waivers)	Waivers
August 31, 2008
Small Cap Value	$17,385	$0
Long/Short Equity	$6,466	$0
All-Cap Value	$1,809	$0
WPG Small/Micro Cap Value	$2,917	$0

*

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, each Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, each Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While each Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Each Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of each Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that each Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of each Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

For the fiscal year ended August 31, 2010, the Funds paid the following commissions to brokers on account of research services:

Fund	2010
Small Cap Value	$44,373
Long/Short Equity	$558,337
Long/Short Research*	$0
All-Cap Value	$45,187
WPG Small/Micro Cap Value	$118,933
Sustainable Global Active	$0

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

The following chart shows the aggregate brokerage commissions paid by each Boston Partners Fund for the past three fiscal years ended August 31:

Fund	2010	2009	2008
Small Cap Value	$99,724	$207,136	$332,693
Long/Short Equity	$1,335,796	$362,515	$497,985
Long/Short Research*	$0	$0	$0
All-Cap Value	$111,437	$72,969	$25,003

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

The following chart shows the aggregate brokerage commissions paid by the WPG Fund for the past three fiscal years ended August 31:

Fund	2010	2009	2008
WPG Small/Micro Cap Value Fund	$222,600	$297,916	$431,506

The following chart shows the aggregate brokerage commissions paid by the SAM Fund for the fiscal years ended August 31, 2010 and August 31, 2009:

Fund	2010	2009
Sustainable Global Active Fund	$29,046	$23,596

The Funds are required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2010, the following Funds held the following securities:

Fund	Broker Dealer	Value

Small Cap Value Fund	FBR Capital Markets Corp	394,462.80
	JMP Group Inc	363,711.75

Long/Short Equity Fund	FBR Capital Markets Corp	97,726.50
	CitiGroup Cap XVI GTD Enhanced	24,035.00

All-Cap Value Fund	CitiGroup Inc Com	-111,520.00
	CitiGroup Inc Com	-18,998.00
	Goldman Sachs Group Inc Com	-61,805.00

Long/Short Research Fund*	Raymond James Financial Inc	30,004.00

WPG Small/Micro Cap Value Fund	FBR Capital Markets Corp	40,698.00
	JMP Group Inc	22,347.00
	Stifel Financial Corp	49,252.64

Sustainable Global Active Fund	None

*As of August 31, 2010, the Long/Short Research Fund had not yet commenced operations.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments (Boston Partners Funds $5,000 minimum for Institutional Class and $100 minimum for Investor Class/ WPG Fund $50 minimum/SAM Fund $5,000 for Institutional Class and $100 minimum for Investor Class), in Institutional Class shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Funds’ Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds’ Custodians are under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds’ Custodians upon thirty (30) days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,

PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectuses under the caption “Shareholder Information.” Please see the Prospectuses for more complete information.

Other Purchase Information

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the WPG Fund, the SAM Fund, and Investor Class Shares of the Boston Partners Funds whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $100 ($50 with respect to the Robeco Long/Short Research and WPG Funds).

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. See “Shareholder Information” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than BNY Mellon Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its the Fund’s business of investing in such stock, securities, or currencies, or net income derived from an interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such the issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as and futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes as shown in the table below, however, the Company only has 29 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Funds means, with respect to the approval of the advisory agreement. Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Funds.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto for the fiscal years ended August 31, 2010, 2009, 2008 and 2007 in the Funds’ Annual Report to shareholders (the “Annual Report”) have been audited by Ernst & Young LLP, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial highlights for the fiscal years or periods prior to the fiscal year ended August 31, 2007 included in the Annual Report have been audited by the Funds’ former independent registered public accounting firm. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

A-1

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-2

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

A-3

“A” — An obligor  rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

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“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

A-5

“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A

A-6

downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

ROBECO INVESTMENT MANAGEMENT

ROBECO WEISS, PECK & GREER

ROBECO BOSTON PARTNERS

Proxy Voting Policies

March 2008

Robeco Investment Management

Proxy Voting Policies

As of March 2008

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

1. Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

a.                      long-term corporate performance record relative to a market index;

b.                      composition of board and key board committees;

c.                       corporate governance provisions and takeover activity;

d.                      nominee’s attendance at meetings;

e.                       nominee’s investment in the company;

f.                        whether a retired CEO sits on the board;

g.                       whether the chairman is also serving as CEO;

h.                      whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

i.                          whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

j.                         for issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns.

2. In the following situations, votes on director nominees will be WITHHELD:

a.                      nominee attends less than 75% of the board and committee meetings without a valid excuse;

b.                      nominee implements or renews a dead-hand or modified dead-hand poison pill;

c.                       nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

d.                      nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)

e.                       nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

f.                        nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

g.                       nominee is an inside director or affiliated outsider and the majority of the board is not independent;

h.                      nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid; and

i.                          nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

j.                         nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

k.                      nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months (applies only to companies that adopt a pill after Dec. 7, 2004);

l.                          from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

m.                  from compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

n.                      at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a “withhold” vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment;

o.                      from compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

p.                      from audit committee members if a material weakness identified as per Section 404 of the Sarbanes-Oxley Act disclosures rises to a level of serious concern, there are chronic internal control issues, or there is an absence of established effective control mechanisms. We consider a range of accounting issues beyond poor internal control including, but not limited to fraud and misapplication of GAAP;

q.                      from compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

i.                           egregious employment contracts including excessive severance provisions

ii.                        excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

iii.                     huge bonus payouts without justifiable performance

iv.                    performance metrics that are changed during the performance period

v.                       egregious SERP payouts

vi.                    new CEO with overly generous new hire package

vii.                 internal pay disparity

viii.              poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

ix.                    multi-year base salary increases guaranteed as part of an employment contract

x.                       perks for former executives including car allowances and personal use of corporate aircraft

r.                         from any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

s.                        from the entire board of directors (except from new nominees, who should be considered on a CASE-BY-CASE basis) if: The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

B. Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C. Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D. Majority of Independent Directors

1. We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

2. We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E. Stock Ownership Requirements

1. We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

2. We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F. Options Backdating

1. We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

2. We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a.                      Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

b.                      Length of time of options backdating;

c.                       Size of restatement due to options backdating;

d.                      Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

e.                       Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

G. Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

H. Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

I. Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

J. Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

K. Director and Officer Indemnification and Liability Protection

1. Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

2. We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

3. We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

L. Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

M. Director Elections — Non-U.S. Companies

1. Canada

In the following situations, votes will be WITHHELD:

a.                      from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies);

b.                      from any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

c.                        from any insider on the compensation committee only if the committee is not majority independent. If the entire board fulfills the duties of the compensation committee, WITHHOLD votes from the entire board if it is not majority independent;

d.                       from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

e.                        from audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm.)

2. Europe

a.                       Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

b.                       Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by ISS’ director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

c.                        Bundling of proposal to elect directors

For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

d.                       Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by ISS’ director categorization guidelines). For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

e.                        Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.

3. Ireland

We vote AGAINST the appointment of the chairman/CEO if the two positions are combined.

4. Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

5. Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

6. Hong Kong, Singapore

We vote AGAINST

a.                       election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

b.                       audit committee members who are former partners of the company’s auditor;

c.                        directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

7. Malaysia

We vote AGAINST insiders on the audit or remuneration committees.

8. South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

9. South Korea and South Africa

We vote AGAINST board member nominees who have attended less than 75 % of board meetings without a valid reason for the absences.

10. Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

11. Philippines

a.                       We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors for board elections and AGAINST all other nominees, unless the board is already sufficiently independent.

b.                       We vote AGAINST all director elections where the names of the candidate are not disclosed.

12. France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

a.                       If it is a temporary solution;

b.                       If his/her removal from the board would adversely impact the company’s continuing operations;

c.                        If the company provides compelling argumentation for combining the two functions; or

d.                       If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:

i.                           At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the ISS criteria;

ii.                        No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

iii.                     The chairmen of audit, remuneration and nomination committees are independent directors; and

iv.                    All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards

13. Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

14. Sweden - Director Elections/Labor Representatives

a.                       For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

b.                       In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

15. Israel - Director and Auditor Indemnification

We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

a.                       We vote AGAINST proposals that would:

i.                           Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

ii.                        Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

iii.                     Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

b.                       We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

c.                        For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law.

16. Japan

We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

17. Germany

a.                      For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

b.                      For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

c.                       We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

18. Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.

19. United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

20. Tax Havens

a.                      For US companies we apply the US guidelines.

b.                      For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

c.                       Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

d.                      For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

e.                       We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

f.                        We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

i.                          long-term financial performance of the target company relative to its industry;

ii.                       management’s track record;

iii.                    background to the proxy contest;

iv.                   qualifications of director nominees (both slates);

v.                      evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

vi.                   stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III. Auditors

A. Ratifying Auditors

1. Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2. We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees ( “other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive are as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3. We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. RIM may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5. We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B. Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1. Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2. We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C. MSCI EAFE Companies - Auditor Fee Disclosure

1. We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2. The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

1.                       We vote AGAINST proposals to classify the board.

2.                       We vote FOR proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

1. We vote AGAINST proposals that provide that directors may be removed only for cause.

2. We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3. We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

1. We vote AGAINST proposals to eliminate cumulative voting.

2. We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.                      the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.                      a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot.

3. We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D. Shareholder Ability to Call Special Meetings

1. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

1. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote FOR proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

1. We vote FOR proposals that seek to fix the size of the board.

2. We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3. We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V. Tender Offer Defenses

A. Poison Pills

1. We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.                      A shareholder-approved poison pill is in place.

b.                      The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.                           Shareholders have approved the adoption of the plan, or

ii.                        The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2. We vote FOR shareholder proposals to redeem a company’s poison pill.

3. We vote AGAINST management proposals to ratify a poison pill.

B. Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

i.                           The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

ii.                        The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

iii.                     The effective duration of the poison pill is for a maximum of three years.

iv.                    The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

v.                       The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

vi.                    There are no other protective or entrenchment tools.

vii.                 The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C. Fair Price Provisions

1. We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2. We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

D. Greenmail

1. We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2. We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

E. Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

F. Unequal Voting Rights

1. We vote AGAINST dual class exchange offers.

2. We vote AGAINST dual class recapitalizations.

G. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

H. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

I. White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

J. Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

i.                          The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.

ii.                       No call/put option agreement exists between the company and the foundation.

iii.                    There is a qualifying offer clause or there are annual management and supervisory board elections.

iv.                   The issuance authority is for a maximum of 18 months.

v.                      The board of the company-friendly foundation is independent.

vi.                   The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

vii.                There are no priority shares or other egregious protective or entrenchment tools.

viii.             The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

ix.                   Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

1. We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote FOR management proposals to adopt confidential voting.

B. Equal Access

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

D. Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E. Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

i.                         we support the underlying merger proposal

ii.                      the company provides a compelling reason and

iii.                   the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G. Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1. We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2. We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3. We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

VII. Capital Structure

A. Common Stock Authorization

1. We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2. We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3. We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B. Capital Issuance Requests

1. General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.                      We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.                      We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.                       We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2. Specific issuance requests will be judged on their individual merits.

3. Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.                      The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.

b.                      No call/put option agreement exists between the company and the foundation.

c.                       There is a qualifying offer clause or there are annual management and supervisory board elections.

d.                      The issuance authority is for a maximum of 18 months.

e.                       The board of the company-friendly foundation is independent.

f.                        The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.                       There are no priority shares or other egregious protective or entrenchment tools.

h.                      The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.                          Art 2:359c Civil Code of the legislative proposal has been implemented.

C. Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D. Reverse Stock Splits

1. We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2. We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E. Preferred Stock

1. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2. We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3. We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4. We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F. Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G. Preemptive Rights

1. We vote FOR proposals to create preemptive rights.

2. We vote AGAINST proposals to eliminate preemptive rights.

H. Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

i.                          Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

ii.                       Change in Control: Will the transaction result in a change in control of the company?

iii.                    Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

1. We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

2. We vote AGAINST repurchase authorization clearly intended to thwart a takeover.

J. Share Repurchase Programs to Fund Stock Option Plans

1. Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2. Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K. Additional Share Repurchase Programs

1. Denmark

Repurchase of shares in lieu of dividends — We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2. Germany and Italy

Repurchase shares using put and call options — We will vote FOR provided the company details:

a.                      authorization is limited to 18 months

b.                      the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.                       an experienced financial institution is responsible for the trading

d.                      the company has a clean track record regarding repurchases.

L. Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

i.                          The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of ISS’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

ii.                       No call / put option agreement exists between the company and a foundation for the issuance of PPS;

iii.                    The issuance authority is for a maximum of 18 months;

iv.                   The board of the company friendly foundation is fully independent;

v.                      There are no priority shares or other egregious protective or entrenchment tools;

vi.                   The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

vii.                The foundation buying the PPS does not have as a statutory goal to block a takeover;

viii.             The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

M. Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

i.                          adverse governance charges

ii.                       excessive increases in authorized capital stock

iii.                    unfair method of distribution

iv.                   diminution of voting rights

v.                      adverse conversion features

vi.                   negative impact on stock option plans

vii.                other alternatives such as spinoff

N. “Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

i.                          Whether the company has attained benefits from being publicly traded.

ii.                       Cash-out value

iii.                    Balanced interests of continuing vs. cashed-out shareholders

iv.                   Market reaction to public announcement of transaction.

VIII. Executive and Director Compensation

1. Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

2. We vote AGAINST plans that contain:

a.                      Voting power dilution greater than 10%

b.                      Plans that provide too much discretion to directors

c.                       Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

d.                      Plans that allow the repricing of underwater stock options without shareholder approval

e.                       Plans that lack option expensing

A. Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

B. Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

C. Employee Stock Purchase Plans

1. We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2. We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.                      Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.                      Limits on employee contribution, either fixed dollar or percentage of salary

c.                       Company matching contribution up to 25%

d.                      No discount on the stock price on the date of purchase since there is a company matching contribution

3. Canada

We vote on employee stock purchase plans on a CASE-BY-CASE basis and will APPROVE plans considering the following criteria:

a.                      Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.                      No discount on the stock price on the date of purchase since there is a company matching contribution

D. OBRA-Related Compensation Proposals:

1. Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2. Amendments to Added Performance-Based Goals

a.                      We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.                      We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3. Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4. Approval of Cash or Cash-and-Stock Bonus Plans

a.                      We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.                      We generally vote AGAINST plans with excessive awards ($2 million cap).

E. Shareholder Proposals to Limit Executive and Director Pay

1. We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2. We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

F. Golden and Tin Parachutes

1. We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2. We vote AGAINST golden parachutes.

G. Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

H. 401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

I. Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

J. Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

K. Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

L. Transferable Stock Options

1. We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2. One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

•                  Executive officers and non-employee directors should be excluded from participating.

•                  Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

M. Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

N. Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

O. Executive Compensation Advisory Proposal (Say on Pay)

We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

i.                          maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

ii.                       avoid arrangements that risk “pay for failure”:This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

iii.                   maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

iv.                   provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

v.                      avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

In the U.S. market, we also consider the following in the context of each company’s specific circumstances, and the board’s disclosed rationale for its practices:

i.                          Assessment of performance metrics relative to business strategy

ii.                       valuation of peer groups used to set target pay or award opportunities

ii                          Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

iv.                   Assessment of disparity between total pay of the CEO and other NEOs

v.                      Balance of fixed versus performance-driven pay

vi.                   Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

vii.                Evaluation of information and board rationale about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

viii.             Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority supported shareholder proposals on executive pay topics).

P. Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

i.                          Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

ii.                       Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

iii.                    Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

iv.                   Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

v.                      Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

Q. Share Buyback Holding Periods

We vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. We will, however, vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

R. Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

S. Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

T. Compensation Issue in Non-US Companies

1. Finland - Stock Options

a.                      We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.                      We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

2. Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years.

3. Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.                       The potential dilution from equity-based compensation plans exceeds ISS guidelines.

b.                       Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.                        The remuneration report was not made available to shareholders in a timely manner.

d.                       Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

4. Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.                       For every matching share plan, ISS will require a holding period.

b.                       For plans without performance criteria, the shares must be purchased at market price.

c.                        For broad-based plans directed at all employees, ISS accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value.

d.                       For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.                        The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with ISS’ guidelines.

5. Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

U. Canadian Equity Compensation Plans, TSX Issuers

1. Change-in-Control Provisions

We generally vote AGAINST a proposal to add or amend a CIC provision under an equity-based compensation plan if the acceleration and/or cash-out of unvested awards is only triggered by a single event, that is, solely by the occurrence of a change in control transaction as defined in the plan (which should require consummation of such transaction, not simply its approval by shareholders), as opposed to a double triggering event which also includes termination or adverse change in status of employment.

Where approval of a CIC provision is sought as part of a bundled proposal, ISS Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2. Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.                       Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.                       Any reduction in exercise price or cancellation and reissue of options;

c.                        Any amendment that extends the term of an award beyond the original expiry;

d.                       Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

e.                        Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes.

3. Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.                       Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.                       Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.                        No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.                       Offering period is 27 months or less; and

e.                        Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

i.                           anticipated financial and operating benefits;

ii.                        offer price (cost vs. premium);

iii.                     prospects of the combined companies;

iv.                    how the deal was negotiated;

v.                       changes in corporate governance and their impact on shareholder rights;

vi.                    change-in-control payments to executive officers and possible conflicts of interest; and

vii.                 potential legal or environmental liability risks associated with the target firm

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We vote FOR changing the corporate name.

XI. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.        We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.        We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.        We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.        We SUPPORT high-performance workplace standards.

5.        We SUPPORT fair lending guidelines and disclosure at financial companies.

6.        We SUPPORT reporting on equal opportunity and diversity.

7.        We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.        We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.        We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.     We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.     We OPPOSE shareholder proposals on investing in renewable energy sources.

12.     We review proposals requesting information on a company’s lobbying initiatives on a CASE-BY-CASE basis taking into account significant controversy or litigation surrounding public policy activities, the current level of disclosure and the impact the policy issue may have on company’s business.

13.     We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.     We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.     We review on a CASE-BY-CASE basis proposals requesting reports outlining the potential community impact of company operations in specific regions considering: a) current disclosure of applicable risk assessment reports and risk management procedures; b) impact of regulatory non-compliance, litigation, or reputational loss that may be associated with failure to manage the operations in question; c) the nature, purpose, and scope of operations in the specific region; d) the degree to which company policies and procedures are consistent with industry norm; and e) the cost associated with the initiative.

16.     We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

17.     We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

18.     We review on a CASE-BY-CASE requests for company reports on risks associated with their operations and/or facilities, considering: a) the company’s compliance with applicable regulations and guidelines; b) level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and c) existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

SCHNEIDER SMALL CAP VALUE FUND

TICKER:  SCMVX

(an Investment Portfolio of the RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Schneider Small Cap Value Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus, dated December 31, 2010 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

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FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000® Index (“small cap companies”) and which Schneider Capital Management Company (the “Adviser”) believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in small cap companies. The Board of Directors may change the Fund’s investment objective and the policies described above without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Strategies and Risks

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s (“S&P”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. In the event that a security held by the Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund may consequently experience losses in respect of such security.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the

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Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser’s ability to sell the securities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Special Note Regarding Market Events. Events in the financial sector over the past few years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

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Non-Principal Investment Strategies and Risks

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund’s Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500® Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund’s Adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.

Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

Investment Company Securities. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and

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policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Lending of Fund Securities. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund’s total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund’s share of income from the loan collateral will be included in its gross investment income.

Securities lending would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be marked to market daily.

Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500® Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from

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structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

Private Investments in Public Equity.  The Schneider Small Cap Value Fund may invest up to 5% in equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”).  Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed.  This restricted period can last many months.  Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time.  PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Portfolio Turnover. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently, only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions it is expected that the Fund’s portfolio turnover will range between 60% and 85%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2010 was 83.39%.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the

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Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into “dollar rolls,” in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund’s net assets.

Rule 144A Securities. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Temporary Investments. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

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The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Company has adopted the following fundamental investment limitations, which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.                       Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.                       Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.                       Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4.                       Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5.                       Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.                       Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

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7.                       Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

(For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

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Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The Company’s Leadership Structure

The business and affairs of the Company are managed under the oversight of the Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman.  Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

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Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company).	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103- 6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                  Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                  Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio.  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr.

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Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day

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activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DISINTERESTED DIRECTORS
Nicholas A. Giordano	$10,001 - $50,000	$10,001 - $50,000
Francis J. McKay	$10,001 - $50,000	$10,001 - $50,000
Arnold M. Reichman	over $100,000	over $100,000

Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1 - $10,000
INTERESTED DIRECTORS
Julian A. Brodsky	None	$10,001 - $50,000
J. Richard Carnall	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the

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Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services. Prior to July 1, 2009, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$1,658	N/A	N/A	$1,658
Francis J. McKay, Director	$1,500	N/A	N/A	$1,500
Arnold M. Reichman, Director and Chairman	$2,186	N/A	N/A	$2,186
Marvin E. Sternberg, Director	$1,643	N/A	N/A	$1,643
Robert A. Straniere, Director	$1,538	N/A	N/A	$1,538
Interested Directors:
Julian A. Brodsky, Director	$1,421	N/A	N/A	$1,421
J. Richard Carnall, Director	$1,373	N/A	N/A	$1,373
Robert Sablowsky, Director	$1,696	N/A	N/A	$1,696
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and, since June 1, 2009, President	$16,818	N/A	N/A	$16,818

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

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CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Schneider Small Cap Value Fund	Charles Schwab & CO Inc Special Cust A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	1,007,390.012	18%

Schneider Small Cap Value Fund	Vanguard Brokerage Services Valley Forge, PA 19482-1170	338,850.886	6%

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated September 1, 1998 (the “Advisory Agreement”).

The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Schneider Value Fund, also an investment portfolio of the Company, and as investment

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sub-adviser for five other investment companies registered under the 1940 Act including: Russell Group of Funds — Russell U.S. Equity Fund; Liberty All-Star Equity Fund; Frank Russell Equity Fund; and Frank Russell Sovereign — US Equity Pool. As of November 30, 2010, the Adviser managed approximately $2.4 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.00% of the Fund’s average daily net assets. Until December 31, 2011, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 1.15%. There can be no assurance that the Adviser will continue such waiver thereafter.

The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of each Fund’s investment advisory agreement may be reviewed in the Fund(s)’ annual report to shareholders dated August 31, 2010, which may be obtained by calling (888) 520-3277 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

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For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$684,499	$267,751	$0
August 31, 2009	$610,797	$233,407	$0
August 31, 2008	$627,978	$279,253	$0

Portfolio Manager

Description of Compensation.

Mr. Schneider’s compensation consists of a salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

Other Accounts. The table below discloses accounts other than the Fund, for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management, as of August 31, 2010.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000’s)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000’s)
Arnold C. Schneider III	Other Registered Investment Companies:	5	$618	0	$0
	Other Pooled Investment Vehicles:	5	$442	0	$0
	Other Accounts:	23	$1,259	0	$0

Material Conflicts of Interest. The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund. Although each client’s account is individually managed, the Adviser may purchase and/or sell the same securities for numerous accounts. The Adviser aggregates client orders based on circumstances existing at the time the orders are received and consistent with its policy of seeking best price and execution. Aggregated orders may include orders for investment vehicles in which the Adviser or its affiliates have an interest. The inclusion of an account in an aggregate order is based on factors such as consistency with investment objective and guidelines, suitability, investment strategy, timing of order placement, order price, and client cash flow. Certain investment opportunities may be suitable for or consistent with the strategy or investment objective of only one or a limited number of client accounts. In those cases, it is possible that a particular securities acquisition or disposition will be considered for one or a limited number of accounts.

The Adviser is under common control with Turnbridge Management Partners (“Turnbridge”), the General Partner to a private investment fund. The Adviser manages the portfolio of the private investment fund. Turnbridge, in accordance with the provisions of the private investment fund, is entitled to receive an incentive allocation each year, based on the performance of the private investment fund.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 31, 2010:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Arnold C. Schneider III	over $1 million

Custodian Agreement. PFPC Trust Company (the “Custodian”), with offices at 301 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1998 and supplemented for the Fund on September 1, 1998 (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other

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payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that The Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a monthly fee equal to an annual rate of 0.015% of the Fund’s average daily gross assets, subject to a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

Transfer Agency Agreement. BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991 as supplemented (collectively, the “Transfer Agency Agreement”). BNY Mellon (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee at the annual rate of $10 per account for the Fund, subject to a minimum monthly fee of $2,000 per fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Distribution Agreement. BNY Mellon Distributors Inc. (the “Underwriter” or “BNY Mellon Distributors”), whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement dated as of July 1, 2010 (the “Distribution Agreement”) entered into by BNY Mellon Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the Fund’s shares is continuous. No compensation is payable by the Company to BNY Mellon Distributors for distribution services with respect to the Fund; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

The Underwriter also provided certain administrative services to the Fund that were not provided by BNY Mellon, pursuant to an Administrative Services Agreement dated January 2, 2001. These services included furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, BNY Mellon Distributors received to a monthly fee for the previous month calculated at the annual rate of 0.15% of the Fund’s average daily net assets, BNY Mellon Distributors waived a portion of these fees.

The administrative services fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administrative Services Fees Paid	Waivers	Reimbursements
August 31, 2010	$0	$0	$0
August 31, 2009	$0	$0	$0
August 31, 2008	$13,358	$64,221	$0

Administration and Accounting Services Agreements. BNY Mellon serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated September 1, 1998 (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and

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bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to, among other things, prepare and file (or assist in the preparation of) certain reports with the SEC and other regulatory agencies. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of 0.125% of the Fund’s average daily net assets, with a minimum monthly fee of $8,333.

The administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration Fees Paid (after waivers)	Waivers	Reimbursements
August 31, 2010	$131,323	$0	$0
August 31, 2009	$128,014	$6,943	$0
August 31, 2008	$134,198	$7,000	$0

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The regulatory administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Regulatory Administration Fees	Waivers	Reimbursements
August 31, 2010	$18,232	$0	$0
August 31, 2009	$11,967	$0	$0
August 31, 2008	$15,040	$0	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions

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paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2010, the Fund paid $127,107.20 in aggregate commissions to brokers on account of research services.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions Paid
August 31, 2010	$463,680
August 31, 2009	$579,900
August 31, 2008	$369,797

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2010 the Fund did not hold any securities.

The Fund expects that its annual portfolio turnover rate will not, under normal market conditions, exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of

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the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (defined below) of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Fair Market Value Committee under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to its shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

23

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies. and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79,373 billion shares have been classified into 133 classes.  However, the Company only has 23 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even if a share has a different class

24

designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of the Fund will vote in the aggregate on all matters. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and factional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the Advisory Agreement, Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements

25

have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

A-1

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-2

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A-3

“A” — An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

A-4

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

A-5

“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A

A-6

downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•    Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•    Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

PROXY POLICY STATEMENT

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made “solely in the best interest of the client’s plan participants and beneficiaries.”

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation’s affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM’s voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client’s investment. SCM gives special consideration to “out of the ordinary” matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

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I.                         CORPORATE GOVERNANCE:

A.                    BOARD OF DIRECTORS:

A company’s board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM’s guidelines are as follows:

1.                       Election of Directors: While SCM normally votes for the board’s nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

2.                       Independent Directors: In SCM’s opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director’s loyalty to the shareholders.

3.                       Cumulative Voting: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

4.                       Classified Board: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM’s opinion, a classified board serves to entrench management and limit shareholders’ ability to effect favorable change. Consequently, SCM generally opposes classified boards.

5.                       Director Liability and Indemnification: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors’ liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

6.                       Director Compensation: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors’ compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company’s access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

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7.                       General: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

B.                    CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of “blank check” preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients’ common stock ownership.

1.                     Increase Authorized Common Stock: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

2.                     Authorize Blank Check Preferred Stock: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. “Blank check” preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

3.                     Authorize Convertible Stock: SCM would review the rationale on a case-by-case basis taking into account the company’s current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is “blank check” in nature, where the company’s rationale is unclear, and where the request appears to blunt possible takeover attempts.

C.                    SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

1.                     Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

2.                     Multiple Classes of Common Stock with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

3.                     Super-majority rules or requirements which interfere with the shareholder’s right to elect directors and ratify corporate actions should be opposed.

4.                     Changes in Corporation’s Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

5.                     Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

6.                  Fair Price Provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

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7.                  Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM’s analysis concludes such rights have value to the shareholders.

8.                  “Anti-Takeover” measures should be submitted for shareholder approval. SCM is generally against such measures.

9.                  Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

10.           Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

D.                    EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound “pay for performance” plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

1.                  Incentive Plans should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

2.                       Stock/Stock Option Plans: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

3.                       Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

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E.                     ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to “approve any other business that properly comes before the meeting.” As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

1.                       Appointment of Auditors

2.                       Corporate Name and/or Ticker Change

3.                       Approval of Articles of Incorporation

4.                       Changes to the Articles of Incorporation

5.                       Changes in the Date, Time and/or Location of Annual Meeting

6.                       Stock Splits

7.                       Acceptance of Director’s Report

8.                       Approval of Corporate Dividend

II.                    SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client’s monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

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SCHNEIDER VALUE FUND

TICKER:  SCMLX

(an Investment Portfolio of the RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2010

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Schneider Value Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus, dated December 31, 2010 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

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FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the “Adviser”) believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Under normal circumstances, at least 65% of the Fund’s net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Strategies and Risks

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s (“S&P”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. In the event that a security held by the Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund may consequently experience losses in respect of such security.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the

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Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser’s ability to sell the securities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Special Note Regarding Market Events. Events in the financial sector over the past two years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

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Non-Principal Investment Strategies and Risks

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund’s Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”) in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500® Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund’s investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.

Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

Investment Company Securities. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and

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policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Lending of Fund Securities. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund’s total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund’s share of income from the loan collateral will be included in its gross investment income.

Securities lending would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be marked to market daily.

Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500® Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from

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structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

Portfolio Turnover. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Fund’s portfolio turnover will range between 50% to 75%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2010 was 79.30%, which exceeded the Fund’s expected range.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified

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sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into “dollar rolls,” in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund’s net assets.

Rule 144A Securities. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, as amended, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Temporary Investments. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at

7

auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Company has adopted the following fundamental investment limitations, which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.                       Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.                       Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.                       Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4.                       Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5.                       Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.                       Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

7.                       Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

(For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to

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initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided

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earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

Company Leadership Structure

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of five Independent Directors and three Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established four standing committees — Audit, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	18	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	18	MTI Holding Group Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kanter-Davidoff (law firm) (2006 to 2007).	18	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS(2)

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer).	18	Kensington Funds (registered investment company)(until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

OFFICERS

Salvatore Faia, Esquire, CPA Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.), Inc. from 2002 to 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present

Since 2005, Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.

				N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*                          Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

(1)                  Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)                  Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. (“PNC”). PNC owns a controlling interest in BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. McKay has demonstrated leadership and management abilities as evidenced in his senior executive positions in the healthcare industry.  Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Sternberg has over 35 years of senior executive level management experience in the manufacturing sector.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the board of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank.

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Standing Board Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2010.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Giordano, Reichman, Sablowsky and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2010.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Reichman. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2010.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened three times during the fiscal year ended August 31, 2010.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

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Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Nicholas A. Giordano	None	$10,001 - $50,000

Francis J. McKay	None	$10,001 - $50,000

Arnold M. Reichman	over $100,000	over $100,000

Marvin E. Sternberg	None	None

Robert A. Straniere	None	$1 - $10,000

INTERESTED DIRECTORS

Julian A. Brodsky	None	$10,001 - $50,000

J. Richard Carnall	None	None

Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective February 1, 2010, the Company pays each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  From July 1, 2009 to February 1, 2010, the Company paid each Director a retainer at the rate of $17,500 annually, $3,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors attended in person, $1,000 for each Committee meeting attended in person, $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically lasting one hour or longer and $500 for each special meeting of the Board of Directors or Committee meeting attended telephonically lasting for less than one hour. From October 1, 2008 to July 1, 2009, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically. From March 1, 2008 to October 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From July`1, 2009 to February 1, 2010, the Chairman of the Board received an additional fee of $9,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $3,000 per year for his services.  Prior to July 1, 2009, the Chairman of the Board

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received an additional fee of $12,000 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company.  For the fiscal year ended August 31, 2010, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$1,825	N/A	N/A	$1,825
Francis J. McKay, Director	$1,652	N/A	N/A	$1,652
Arnold M. Reichman, Director and Chairman	$2,409	N/A	N/A	$2,409
Marvin E. Sternberg, Director	$1,819	N/A	N/A	$1,819
Robert A. Straniere, Director	$1,713	N/A	N/A	$1,713
Interested Directors:
Julian A. Brodsky, Director	$1,573	N/A	N/A	$1,573
J. Richard Carnall, Director	$1,469	N/A	N/A	$1,469
Robert Sablowsky, Director	$1,886	N/A	N/A	$1,886
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$18,178	N/A	N/A	$18,178

As of December 31, 2009, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

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PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2010, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2010 *(Percentage of shares owned rounded to the nearest whole percentage)
Schneider Value Fund	HOCO 911 Main Street Ste. 201 Kansas City, MO 64105-5304	1,219,890.041	17%

Schneider Value Fund	SEI Private Trust Company C/O ID701 One Freedom Valley Drive Oaks, PA 19456	8,878,332.40	10%

Schneider Value Fund	Charles Schwab & CO Inc Special Cust A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	566,822.954	8%

Schneider Value Fund	TD Ameritrade Inc for the Exclusive Benefit of Our Clients Omaha, NE 68103-2226	471,790.080	7%

As of November 30, 2010, the Directors and officers as a group owned 1.56% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated August 1, 2002 (the “Advisory Agreement”).

The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as

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investment adviser for the Schneider Small Cap Value Fund, also an investment portfolio of the Company, and as investment sub-adviser for five other investment companies registered under the 1940 Act including: Russell Group of Funds — Russell U.S. Equity Fund; Liberty All-Star Equity Fund; Frank Russell Equity Fund; and Frank Russell Sovereign — US Equity Pool. As of November 30, 2010, the Adviser managed approximately $2.4 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.70% of the Fund’s average daily net assets. Until December 31, 2011, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 0.90%. There can be no assurance that the Adviser will continue such waiver thereafter.

The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of each Fund’s investment advisory agreement may be reviewed in the Fund(s)’ annual report to shareholders dated August 31, 2010, which may be obtained by calling (888)520-3277 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

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For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$703,015	$156,348	$0
August 31, 2009	$495,728	$294,891	$0
August 31, 2008	$1,587,850	$518,712	$0

Portfolio Manager

Description of Compensation.

Mr. Schneider’s compensation consists of a salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

Other Accounts. The table below discloses accounts other than the Fund, for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management, as of August 31, 2010:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000’s)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000’s)
Arnold C. Schneider III	Other Registered Investment Companies:	5	$593	0	$0
	Other Pooled Investment Vehicles:	5	$442	0	$0
	Other Accounts:	23	$1,259	0	$0

Material Conflicts of Interest. The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund. Although each client’s account is individually managed, the Adviser may purchase and/or sell the same securities for numerous accounts. The Adviser aggregates client orders based on circumstances existing at the time the orders are received and consistent with its policy of seeking best price and execution. Aggregated orders may include orders for investment vehicles in which the Adviser or its affiliates have an interest. The inclusion of an account in an aggregate order is based on factors such as consistency with investment objective and guidelines, suitability, investment strategy, timing of order placement, order price, and client cash flow. Certain investment opportunities may be suitable for or consistent with the strategy or investment objective of only one or a limited number of client accounts. In those cases, it is possible that a particular securities acquisition or disposition will be considered for one or a limited number of accounts.

The Adviser is under common control with Turnbridge Management Partners (“Turnbridge”), the General Partner to a private investment fund. The Adviser manages the portfolio of the private investment fund. Turnbridge, in accordance with the provisions of the private investment fund, is entitled to receive an incentive allocation each year, based on the performance of the private investment fund.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 31, 2010:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Arnold C. Schneider III	over $1 million

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Custodian Agreement. PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809 (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities, and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a monthly fee equal to an annual rate of 0.015% of the Fund’s average daily gross assets, subject to a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

Transfer Agency Agreement. BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of BNY Mellon Distributors, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee at the annual rate of $10 per account in the Fund, subject to a minimum monthly fee of $2,000 per fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Distribution Agreement. BNY Mellon  Distributors Inc. (the “Underwriter” or “BNY Mellon Distributors”), whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement dated as of July 1, 2010, as supplemented (the “Distribution Agreement”) entered into by BNY Mellon Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to BNY Mellon Distributors for distribution services with respect to the Fund; however, the Adviser pays an annual fee to BNY Mellon Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

The Underwriter also provides certain administrative services to the Fund that are not provided by BNY Mellon, pursuant to an Administrative Services Agreement between the Company and BNY Mellon Distributors. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, BNY Mellon Distributors is entitled to a monthly fee for the previous month calculated at the annual rate of 0.15% of the Fund’s average daily net assets.

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The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administrative Services Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$0	$0	$0
August 31, 2009	$0	$0	$0
August 31, 2008	$66,100	$217,154	$0

Administration and Accounting Services Agreements. BNY Mellon also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and Accounting Services Agreement dated August 1, 2002 (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of 0.125% of the Fund’s average daily net assets, with a minimum monthly fee of $8,333.

The administration and accounting fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration and Accounting Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2010	$163,264	$0	$0
August 31, 2009	$162,793	$0	$0
August 31, 2008	$422,672	$0	$0

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The regulatory administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Regulatory Administration Fees	Waivers	Reimbursements
August 31, 2010	$19,845	$0	$0
August 31, 2009	$12,404	$0	$0
August 31, 2008	$37,302	$0	$0

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FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2010, the Fund paid $97,337.40 in aggregate commissions to brokers on account of research services.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including the registered investment companies it advises. In this process, orders for registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions
August 31, 2010	$319,866
August 31, 2009	$399,190
August 31, 2008	$744,806

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2010, the Fund held the following securities:

Broker Dealer	Value
JP Morgan Chase	$4,579,069
Bank of America	$4,438,791
Wells Fargo & Co	$3,447,915

The Fund expects that its annual portfolio turnover rate will not, under normal market conditions, exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

22

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (as defined in “Valuation of Shares”) of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than BNY Mellon Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

23

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Fair Market Value Committee under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

24

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 79.373 billion shares have been classified into 133 classes.  However, the Company only has 23 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not

25

subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the Advisory Agreement, Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2010 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory.  Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3” — Obligor has adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — An obligation is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.  Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R” — An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR” — An issuer designated “NR” is not rated.

A-1

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-2

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree.  Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D” — A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligor rated “AAA” has extremely strong capacity to meet its financial commitments.  “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA” — An obligor rated “AA” has very strong capacity to meet its financial commitments.  It differs from the highest-rated obligors only to a small degree.

A-3

“A” — An obligor  rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB” — An obligor rated “BBB” has adequate capacity to meet its financial commitments.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC” — Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “CC” the highest.  While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors.  However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B” — An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC” — An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC” — An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R” —  An obligor rated “R” is under regulatory supervision owing to its financial condition.  During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D” — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due.  A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.  An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.  A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR” — An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

A-4

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C” — A “CCC” rating indicates substantial credit risk, with default a real possibility.  A “CC” rating indicates very high levels of credit risk.  Default of some kind appears probable.  “C” ratings signal exceptionally high levels of credit risk.  Default is imminent or inevitable, or the issuer is in standstill.

A-5

“RD” — indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D” — indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable.  This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” —Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A

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downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”.  The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category.  The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•   Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•   Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.  The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

PROXY POLICY STATEMENT

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made “solely in the best interest of the client’s plan participants and beneficiaries.”

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation’s affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM’s voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client’s investment. SCM gives special consideration to “out of the ordinary” matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

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I.                         CORPORATE GOVERNANCE:

A.                    BOARD OF DIRECTORS:

A company’s board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM’s guidelines are as follows:

1.                       Election of Directors: While SCM normally votes for the board’s nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

2.                       Independent Directors: In SCM’s opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director’s loyalty to the shareholders.

3.                       Cumulative Voting: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

4.                       Classified Board: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM’s opinion, a classified board serves to entrench management and limit shareholders’ ability to effect favorable change. Consequently, SCM generally opposes classified boards.

5.                       Director Liability and Indemnification: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors’ liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

6.                       Director Compensation: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors’ compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company’s access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

7.                       General: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

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B.                    CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of “blank check” preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients’ common stock ownership.

1.                       Increase Authorized Common Stock: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

2.                       Authorize Blank Check Preferred Stock: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. “Blank check” preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

3.                       Authorize Convertible Stock: SCM would review the rationale on a case-by-case basis taking into account the company’s current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is “blank check” in nature, where the company’s rationale is unclear, and where the request appears to blunt possible takeover attempts.

C.                    SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

1.                       Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

2.                       Multiple Classes of Common Stock with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

3.                       Super-majority rules or requirements which interfere with the shareholder’s right to elect directors and ratify corporate actions should be opposed.

4.                       Changes in Corporation’s Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

5.                       Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

6.                       Fair Price Provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

7.                       Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM’s analysis concludes such rights have value to the shareholders.

8.                       “Anti-Takeover” measures should be submitted for shareholder approval. SCM is generally against such measures.

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9.                       Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

10.                Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

D.                    EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound “pay for performance” plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

1.                      Incentive Plans should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

2.                       Stock/Stock Option Plans: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

3.                       Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

E.                     ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to “approve any other business that properly comes before the meeting.” As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

1.                       Appointment of Auditors

2.                       Corporate Name and/or Ticker Change

3.                       Approval of Articles of Incorporation

4.                       Changes to the Articles of Incorporation

5.                       Changes in the Date, Time and/or Location of Annual Meeting

6.                       Stock Splits

7.                       Acceptance of Director’s Report

8.                       Approval of Corporate Dividend

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II.                    SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client’s monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

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